UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No._____)

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Check the appropriate box:
☐ Preliminary Proxy Statement
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☑ Definitive Proxy Statement
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☐ Soliciting Material Under §240.14a-12

AVIENT CORPORATION
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
Payment of Filing Fee (Check all boxes that apply):
☑ No fee required.
☐ Fee paid previously with preliminary materials.
☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Risk Assessment of the Compensation Programs	81
Compensation Committee Report	81
Miscellaneous Provisions	82
Appendix A	85

In this proxy statement, statements that are not reported financial results or other historical information are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements give current expectations or forecasts of future events and are not guarantees of future performance. They are based on management’s expectations that involve a number of business risks and uncertainties, any of which could cause actual results to differ materially from those expressed in or implied by the forward-looking statements. You can identify these statements by the fact that they do not relate strictly to historic or current facts. They use words such as “will,” “anticipate,” “estimate,” “expect,” “project,” “intend,” “plan,” “believe” and other words and terms of similar meaning in connection with any discussion of future operating or financial condition, performance and/or sales. In particular, these include statements relating to future actions; prospective changes in raw material costs, product pricing or product demand; future performance; estimated capital expenditures; results of current and anticipated market conditions and market strategies; sales efforts; expenses; the outcome of contingencies such as legal proceedings and environmental liabilities; and financial results. Factors that could cause actual results to differ materially from those implied by these forward-looking statements include, but are not limited to:

•disruptions, uncertainty or volatility in the global credit markets that could adversely impact the availability of credit already arranged and the availability and cost of credit in the future;
•the effect on foreign operations of currency fluctuations, tariffs and other political, economic and regulatory risks;
•disruptions or inefficiencies in our supply chain, logistics, or operations;
•changes in laws and regulations in jurisdictions where we conduct business, including with respect to plastics and climate change;
•changes to foreign trade policy, including new or increased tariffs and changing import/export regulations;
•fluctuations in raw material prices, quality and supply, and in energy prices and supply;
•demand for our products and services;
•production outages or material costs associated with scheduled or unscheduled maintenance programs;
•unanticipated developments that could occur with respect to contingencies such as litigation and environmental matters;
•our ability to pay regular quarterly cash dividends and the amounts and timing of any future dividends;
•information systems failures, cybersecurity breaches and cyberattacks;
•our ability to service our indebtedness and restrictions on our current and future operations due to our indebtedness;
•amounts for cash and non-cash charges related to restructuring plans that may differ from original estimates, including because of timing changes associated with the underlying actions;
•other factors affecting our business beyond our control, including without limitation, changes in the general economy, changes in interest rates, changes in the rate of inflation, geopolitical conflicts, and any recessionary conditions; and
•other factors described in our Annual Report on Form 10-K for the year ended December 31, 2025 under Item 1A, “Risk Factors.”
We cannot guarantee that any forward-looking statement will be realized, although we believe we have been prudent in our plans and assumptions. Achievement of future results is subject to risks, uncertainties and assumptions. Should known or unknown risks or uncertainties materialize, or should underlying assumptions prove inaccurate, actual results could vary materially from those anticipated, estimated or projected. Investors should bear this in mind as they consider forward-looking statements. We undertake no obligation to publicly update forward-looking statements, whether as a result of new information, future events or otherwise, except as otherwise required by law. You are advised, however, to consult any further disclosures we make on related subjects in our reports on Forms 10-Q, 8-K and 10-K filed with the Securities and Exchange Commission. You should understand that it is not possible to predict or identify all risk factors. Consequently, you should not consider any such list to be a complete set of all potential risks or uncertainties.

Letter to Shareholders
March 27, 2026
Dear Shareholder:
You are invited to attend and participate in the Avient Corporation 2026 Annual Meeting of Shareholders (the “Annual Meeting”), which will be held virtually via live webcast at 9:00 a.m. Eastern Time on Thursday, May 14, 2026. The virtual format enables full and equal participation of all shareholders regardless of location and reduces the cost and environmental impact of the Annual Meeting. You will be able to attend and participate in the Annual Meeting online, vote your shares electronically and submit your questions during the Annual Meeting by visiting www.virtualshareholdermeeting.com/AVNT2026.
Reflections
The conclusion of 2025 marked the end of my second full year as Chief Executive Officer of Avient, and we have been working to evolve the company since I joined. Over this period, we have changed our strategic focus and strengthened execution across the organization.
In 2024, we defined our company’s core purpose – to be an innovator of materials solutions to help our customers succeed, while enabling a sustainable world – and adopted a new strategy. While Avient’s growth story historically had been centered around merger and acquisition activities as a means to change our portfolio mix, our strategy today focuses primarily on organic growth powered by innovating in the right spaces, with M&A complementing our growth efforts, as needed. At Avient, we adopted a two-pronged strategic approach: intersecting high-growth markets and secular trends with our technologies to build new platforms of scale, and catalyzing the core of our business to maximize the value of our existing portfolio. And this strategy is bearing fruit. Over the last two years our prioritized growth vectors have delivered substantial growth, and our innovation has resulted in differentiated products. Similarly, our concentrated efforts to drive profitability, consistently delivering top-line revenue growth and margin expansion on the bottom line, have also taken hold.
Strong Results
Looking specifically at 2025, while sales were relatively flat year-over-year, we delivered adjusted EBITDA margin expansion compared to 2024, with productivity initiatives, product mix, and positive results from our prioritized growth vectors enabling this expansion. Adjusted EPS grew compared to last year. Disciplined cash management helped generate free cash flow for our company that enabled us to reduce our outstanding debt by $150 million. These positive financial results are particularly noteworthy given the challenging macro business environment in which we were operating, which was marked by unprecedented trade dynamics, inflationary pressures, and lower consumer confidence. Conditions were not easy, but our team delivered.
Separate from our financial performance, 2025 was a strong year across other organizational aspects as well. We recruited and retained top talent within our organization and rolled out new Avient Leadership Behaviors to continue to strengthen our culture. We also drove digital initiatives to increase our operational effectiveness, including piloting artificial intelligence tools. Finally, we have remained resolute in fostering an environment in which safety and ethical behaviors are baseline expectations for how we do business.

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Focus for 2026 and the Future of Avient
Innovation will remain the bedrock of our strategy at Avient in 2026 and beyond, and will be key to accelerating growth and profitability for the company and our shareholders. We will continue to invest in differentiated solutions to help address customer needs in high-growth markets. As our flywheel of innovation gains momentum, we anticipate the success that we have already seen will multiply. Supported by Avient's strong history of operational execution and financial discipline, we are confident that 2026 will continue our trajectory of positive financial and operating results. Thank you for your continued trust and confidence in Avient Corporation.
Your Vote is Important
We use the internet as our primary means of furnishing proxy materials to our shareholders, including the notice, proxy statement, and proxy card. The notice and proxy statement contain important information about proxy voting and the business to be conducted at the Annual Meeting, including the nominees for election to our Board of Directors.
Whether or not you plan to attend the Annual Meeting, please vote as promptly as possible to make sure your vote is counted. Every shareholder vote is important, and we want to ensure your shares are represented. Instructions on how to vote are found in the section entitled “Advance Voting Methods” in the Proxy Summary.
We appreciate the strong support of our shareholders over the years and hope that you will be able to attend and participate in this year’s Annual Meeting.
Sincerely,
Ashish K. Khandpur
Chairman, President and
Chief Executive Officer

Please refer to the accompanying materials for voting instructions.
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Notice of 2026 Annual Meeting of Shareholders
Thursday, May 14, 2026
9:00 a.m. Eastern Time
We are pleased to invite you to join our Board of Directors (the “Board”), senior leadership, and other employees of Avient Corporation (“Avient” or the “Company”) for the 2026 Annual Meeting of Shareholders (the “Annual Meeting”), to be held online at www.virtualshareholdermeeting.com/AVNT2026.
Record Date
The Board set March 17, 2026 as the record date for the Annual Meeting and owners of record of common shares of Avient as of the close of business on that date are eligible to:
•Receive this notice of the Annual Meeting; and
•Vote at the Annual Meeting and any adjournments or postponements of the Annual Meeting.
Voting Matters and Vote Recommendations

Proposals For Your Vote	Board Recommendation
1. Election of eleven director nominees to our Board of Directors	Vote FOR Each Nominee
2. Approval, on an advisory basis, of Named Executive Officer compensation	Vote FOR
3. Ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026	Vote FOR
Shareholders will also consider and transact any other business that may properly come before the Annual Meeting or any adjournment or postponement thereof.
Please confirm that your shares are represented at the Annual Meeting by promptly voting and submitting your proxy by using the internet or telephone as further explained in this proxy statement, or by completing, signing, dating, and mailing a proxy card and/or voting instruction card.
March 27, 2026
For the Board of Directors
Amy M. Sanders
Senior Vice President, General Counsel, Secretary and Corporate Ethics Officer

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to be held on May 14, 2026:
The Company's Notice of 2026 Annual Meeting of Shareholders, Proxy Statement, and 2025 Annual Report on Form 10-K are available online at
www.proxyvote.com.

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                             PROXY SUMMARY

Avient Corporation
33587 Walker Road
Avon Lake, Ohio 44012

Proxy Statement
We are providing the enclosed proxy materials to you in connection with the solicitation by the Board of Directors (the “Board”) of Avient Corporation (“Avient,” “Avient Corporation,” or the “Company”) of proxies to be voted at the Annual Meeting of Shareholders to be held on Thursday, May 14, 2026 (the “Annual Meeting”), and at any adjournments or postponements thereof. We began making our proxy materials available to shareholders on March 27, 2026.
Proxy Summary
This summary does not contain all of the information that you should consider, and you should read the entire proxy statement carefully before voting.
Voting and Meeting Information
Your vote is important to the future of the Company. Please carefully review the proxy materials for the Annual Meeting, which will be held virtually via live webcast on Thursday, May 14, 2026 at 9:00 a.m. Eastern Time at www.virtualshareholdermeeting.com/AVNT2026. Follow the instructions below to cast your vote on all of the voting matters.
The Annual Meeting will be conducted virtually because doing so enables greater shareholder attendance and participation from any location around the world, and reduces the cost and environmental impact of the Annual Meeting. We have designed the virtual Annual Meeting to provide substantially the same opportunities to participate as you would have at an in-person meeting.
Attendance and Participation
Our Annual Meeting will be conducted on the internet via live webcast. You will be able to attend and participate in the Annual Meeting online and submit your questions during the Annual Meeting by visiting www.virtualshareholdermeeting.com/AVNT2026. Shareholders will be able to vote their shares electronically during the Annual Meeting.
Shareholders as of the close of business on March 17, 2026, the record date for the Annual Meeting (the “Record Date”), may attend and participate in the Annual Meeting. To attend and participate in the Annual Meeting, you will need the 16-digit control number included on the Notice of Internet Availability of Proxy Materials, proxy card, and/or voting instruction card. The Annual Meeting webcast will begin promptly at 9:00 a.m. Eastern Time. We encourage you to access the Annual Meeting prior to the start time. Online access will begin at 8:45 a.m. Eastern Time.
The virtual Annual Meeting platform is fully supported across browsers and devices running the most updated version of applicable software and plugins. Participants should confirm that they have a strong Wi-Fi connection wherever they intend to attend and participate in the Annual Meeting. Participants should also give themselves plenty of time to log in prior to the start of the Annual Meeting.
PROXY STATEMENT 2026 | Annual Meeting of Shareholders 1

PROXY SUMMARY
Who is Eligible to Vote
You are entitled to vote if you were a shareholder as of the close of business on the Record Date. Each common share is entitled to one vote for each Director nominee and one vote for each of the other proposals to be voted on at the Annual Meeting.
•Shareholders of Record: If your shares are registered directly in your name with our transfer agent, EQ Shareowner Services, you are considered the shareholder of record with respect to those shares. As a shareholder of record, you may vote during the Annual Meeting by participating in the Annual Meeting online and following the instructions posted at www.virtualshareholdermeeting.com/AVNT2026 or you may vote by proxy.
•Beneficial Owners of Shares Held in Street Name: If your shares are held in an account at a brokerage firm, bank, or other similar organization, you are the beneficial owner of shares held in “street name,” and the organization with which you have an account is considered the shareholder of record for purposes of voting. As a beneficial owner, you have the right to instruct that organization on how to vote the shares held in your account. You are also invited to attend and participate in the Annual Meeting online at www.virtualshareholdermeeting.com/AVNT2026.
•If you are a participant in the Avient Retirement Savings Plan, you must sign and return your voting instruction card by 11:59 p.m. (ET) on May 12, 2026 to instruct the trustee on how to vote the shares held under the plan. You will not be able to vote shares held in this plan electronically online during the Annual Meeting.
Advance Voting Methods
Even if you plan to attend and participate in our Annual Meeting, please cast your vote as soon as possible using one of the following advance voting methods:

Visit www.proxyvote.com to vote your proxy over the internet until 11:59 p.m. (ET) on May 13, 2026.
Call +1-800-690-6903 to vote your proxy by telephone until 11:59 p.m. (ET) on May 13, 2026.
Sign, date and return your proxy card and/or voting instruction card to vote by mail.
Common shares represented by a properly signed proxy card will be voted in accordance with the choices marked on the card. If no choices are marked, the shares will be voted FOR the: (1) election of eleven Director nominees to our Board; (2) approval, on an advisory basis, of Named Executive Officer compensation; and (3) ratification of the appointment of Ernst & Young LLP (“EY”) as our independent registered public accounting firm for the fiscal year ending December 31, 2026.

Each shareholder’s vote is important. Please submit your vote and proxy by internet or telephone, or complete, sign, date and return your proxy card or voting instruction card.

PROXY STATEMENT 2026 | Annual Meeting of Shareholders 2

PROXY SUMMARY
Voting During the Annual Meeting
Shareholders may vote their shares electronically online during the Annual Meeting. If you choose to vote your shares online during the Annual Meeting, follow the instructions posted at www.virtualshareholdermeeting.com/AVNT2026. You will need the 16-digit control number included on your Notice of Internet Availability of Proxy Materials, proxy card and/or voting instruction card. Voting electronically online during the Annual Meeting will replace any previous votes.
Participants in the Avient Retirement Savings Plan will not be able to vote shares held in this plan electronically online during the Annual Meeting.
Questions
Shareholders may submit questions during the Annual Meeting. If you wish to submit a question, you may do so by logging into the virtual meeting platform at www.virtualshareholdermeeting.com/AVNT2026, and following the instructions on the meeting platform.
Questions pertinent to Annual Meeting matters will be answered during the Annual Meeting, subject to time constraints. Questions regarding personal matters, including, but not limited to, those related to employment or product issues, are not pertinent to Annual Meeting matters and therefore will not be answered.

PROXY STATEMENT 2026 | Annual Meeting of Shareholders 3

OUR STRATEGY
Our Strategy
In 2024, we unveiled Avient’s new strategic direction guided by our purpose: to be an innovator of materials solutions to help our customers succeed, while enabling a sustainable world. We seek to achieve this with a two-pronged strategic approach:
1) Building new platforms of scale, to play bigger and bolder in high-growth markets, and
2) Catalyzing our core business, to maximize the impact of our existing portfolio.
We have identified growth vectors—specific markets and applications targeted for above-market growth—in both accelerating markets and in our core business, by intersecting secular trends with our technologies (for example, applying our advanced composites expertise to growing defense and law enforcement demand). We seek to operationalize our strategy using four strategic drivers:
Portfolio prioritization: Focus resources on specific markets and applications that are expected to drive above-market growth and align with our competitive strengths.
Amplify innovation: Innovate in select areas to create differentiated product platforms of scale.
Digital for operational excellence and growth: Use digital tools and processes to drive efficiencies and growth.
Leadership, talent and culture for the Avient of the future: Harness the 9,000+ minds of Avient employees by driving a culture of collaboration.
Our strategy builds upon Avient’s foundational strengths refined over our history: unwavering customer focus; global reach with a local touch; diverse technology portfolio; commercial excellence; financial rigor and prudence; and a culture of safety and sustainability. The safety and health of our employees remain top priorities, and our ultimate goal is to operate injury-free. We continue to be recognized as an American Chemistry Council Responsible Care® company and hold an EcoVadis Silver sustainability rating.
In 2025, we made significant progress implementing our new strategy. Our growth vector sales are outpacing the rest of the Company, with defense and healthcare leading the way. Internal R&D collaboration has increased, resulting in technology sharing across businesses and geographies. We have bolstered digital capabilities with a focus on pilot projects designed to improve speed and efficiency. We launched Avient Leadership Behaviors—six critical behaviors that apply to all employees and we will drive throughout the organization—to foster the culture needed to execute our strategy. We continued to build our talent pipeline by promoting leaders from within and bringing in external expertise as needed.
Additional performance commentary is provided in the Compensation Discussion and Analysis section of this proxy statement, in the Investor Relations section of www.avient.com, in our 2025 Annual Report, and during our quarterly earnings conference calls. Information on our website is not deemed a part hereof, unless explicitly incorporated by reference.

PROXY STATEMENT 2026 | Annual Meeting of Shareholders 4

DIRECTOR NOMINEES
Our Director Nominees and Committee Membership
You are being asked to vote on the election of eleven Director nominees. Detailed information about each Director nominee’s background, qualifications, attributes, skills and experience can be found beginning on page 11.
As previously disclosed, Gregory J. Goff notified the Board that he did not intend to stand for reelection at the Annual Meeting. Accordingly, Mr. Goff will continue to serve as a member of the Board until the expiration of his current term at the Annual Meeting.
Our Board maintains Audit (“AC”), Compensation and Talent (“C&TC”), Governance and Corporate Responsibility (“G&CRC”), and Innovation and Sustainability (“I&SC”) committees. The following table provides membership and meeting information for each committee as of March 17, 2026. In addition, the table identifies the independent directors.

Name	Age	Director Since	Independent	Committee Membership (M=Member, C=Chair)
				AC	C&TC	G&CRC	I&SC
Robert E. Abernathy	71	2018	Yes	M	M
Richard H. Fearon	70	2004	Yes		M	C
Gregory J. Goff	69	2011	Yes		M		M
Neil Green	56	2021	Yes	M			M
William R. Jellison	68	2015	Yes	M		M
Ashish K. Khandpur	58	2023	No				M
Sandra Beach Lin	68	2013	Yes		M	M
Kim Ann Mink	66	2017	Yes		M		C
Ernest Nicolas	48	2021	Yes	M			M
Kerry J. Preete	65	2013	Yes		C	M
Patricia Verduin	66	2019	Yes	M			M
William A. Wulfsohn	64	2011	Yes	C		M
Number of Meetings Held in 2025				7	5	2	3

PROXY STATEMENT 2026 | Annual Meeting of Shareholders 5

DIRECTOR NOMINEES
Summary of Director Nominee Skills, Experience and Background
Each of our Director nominees possesses a balance of strategic skills, professional experiences and unique perspectives. The tables below summarize the key skills, experiences and backgrounds of each of our Director nominees that are most relevant to their board service.

Financial Knowledge of finance or financial reporting; experience with debt/capital market transactions and/or mergers and acquisitions	International Experience doing business internationally or focused on international issues and operations and exposure to markets, economies, and cultures outside the U.S.	Industry Expertise Significant experience in the Company’s businesses and industries

Digital Experience and understanding of digital strategy, information security, data privacy and cybersecurity	Innovation and Technology Technical or scientific knowledge and experience implementing innovation and technology strategies	Human Capital Experience in management of labor relations, in human resources, and talent management

Operations Experience overseeing complex operations and developing and implementing operational plans and business operations strategy	Regulatory Experience in government and regulatory affairs, and regulated industries, including as part of a business and/or through positions with government organizations and regulatory bodies
Corporate Governance and Risk Management
Experience and understanding of governance matters and principles, including management accountability, transparency, protection of shareholder interests, and corporate responsibility initiatives including sustainability; experience identifying, assessing, and controlling financial or business risks

PROXY STATEMENT 2026 | Annual Meeting of Shareholders 6

DIRECTOR NOMINEES
Board Skills Matrix

Skills/Experience	Abernathy	Fearon	Green	Jellison	Khandpur	Lin	Mink	Nicolas	Preete	Verduin	Wulfsohn
Financial	✓	✓		✓	✓	✓	✓		✓	✓	✓
International	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓
Industry Expertise	✓	✓			✓	✓	✓		✓	✓	✓
Digital		✓	✓	✓					✓
Innovation and Technology	✓				✓		✓			✓	✓
Human Capital	✓	✓			✓	✓	✓	✓	✓	✓	✓
Operations	✓		✓	✓	✓	✓	✓	✓	✓	✓	✓
Regulatory	✓	✓			✓	✓	✓		✓	✓
Corporate Governance and Risk Management	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓
Other Public Company Boards	1	3	—	2	1	2	2	—	1	3	1

PROXY STATEMENT 2026 | Annual Meeting of Shareholders 7

GOVERNANCE HIGHLIGHTS
Governance Highlights
As part of our commitment to overall excellence, our Company’s governance practices include the following:
Director Independence
•Ten out of our eleven Director nominees are independent.
•The independent Directors regularly hold executive sessions without management at Board and committee meetings. Mr. Fearon, our Lead Director, presides at executive sessions of the Board.
Independent Oversight
•In 2025, the Board reviewed our leadership structure and determined it was appropriate to recombine the positions of Chairman and Chief Executive Officer (“CEO”). Effective May 14, 2025, the Board, upon recommendation from the Governance and Corporate Responsibility Committee, appointed Dr. Khandpur to serve as Chairman of the Board, in addition to his role as President and CEO of the Company, and Mr. Fearon, who previously served as Non-Executive Chairman of the Board from 2023 to 2025 and Lead Director of the Board from 2015 to 2023, to again serve as Lead Director. The Board believes that a combined Chairman and CEO role is an efficient and effective model for the Company as it provides unified leadership and focus, and enables faster execution of the Company’s strategic and operational vision.
•Having a Lead Director role provides an additional layer of independent oversight of Avient and also provides for an avenue of communication between management and the independent Directors, and among the Directors themselves.
•Independent members of the Board serve as chairpersons and members of our Audit Committee, Compensation and Talent Committee (also referred to herein as the “Compensation Committee”), and Governance and Corporate Responsibility Committee.
Full Board and Committee Oversight of Risk Management
•The full Board oversees a Company-wide approach to risk management that is designed to support the achievement of the Company's strategic objectives and improve long-term organizational performance. The Board assesses and analyzes the most likely areas of current and future risk for the Company on an on-going basis.
•The Board administers its risk oversight function directly and through its committees. The Board has delegated specific risk oversight responsibility to the committees of the Board as follows:
◦The Audit Committee oversees risks related to the Company's financial statements, financial reporting processes, internal controls, information technology, and cybersecurity;
◦The Compensation and Talent Committee oversees risks related to the Company's compensation programs and executive succession planning;
◦The Governance and Corporate Responsibility Committee oversees risks related to the Company's programs, policies, and practices related to certain governance and social matters; and
◦The Innovation and Sustainability Committee oversees significant research, development and sustainability activities, as well as risks related to safety, health, physical security, environmental, and product stewardship matters.
PROXY STATEMENT 2026 | Annual Meeting of Shareholders 8

GOVERNANCE HIGHLIGHTS
Stock Ownership Guidelines
•We maintain robust stock ownership guidelines to align the interests of directors and shareholders.
•For 2025, the stock ownership requirement for our CEO was 125,000 shares and for all other Directors was 12,500 shares (within five years of onboarding).
•The Company adopted updated stock ownership guidelines starting in 2026, pursuant to which stock ownership thresholds are based on (1) a multiple of salary for executive officers and (2) a multiple of cash retainer for Directors, as described further in the “Non-Employee Director Stock Ownership Guidelines” and the “Compensation Discussion and Analysis” sections of this proxy statement.
Board Practices
•Our Board annually conducts an evaluation of its performance, which includes a peer evaluation of each Director. Additionally, the Governance and Corporate Responsibility Committee chair oversees a process to solicit input from each Director to assess the effectiveness of the Board and its Committees.
•All Directors stand for election annually.
•We maintain a majority voting policy for uncontested Director elections.
•We maintain a fully independent Audit Committee, Compensation and Talent Committee, and Governance and Corporate Responsibility Committee.

PROXY STATEMENT 2026 | Annual Meeting of Shareholders 9

ELECTION OF BOARD OF DIRECTORS
PROPOSAL 1—Election of Eleven Director Nominees to Our Board of Directors
Our Board currently consists of twelve Directors but, after the Annual Meeting, will consist of eleven directors. Each Director serves for a one-year term until a successor is duly elected and qualified, subject to the Director’s earlier death, retirement, resignation, or removal. Gregory J. Goff, an Avient director since 2011, is not seeking re-election for personal reasons unrelated to Avient. Mr. Goff will continue to serve as a member of the Board until the expiration of his current term at the Annual Meeting. We thank Mr. Goff for his many contributions to the Board and to Avient.
A shareholder who wishes to nominate a person for election as a Director must provide written notice to our Secretary in accordance with the procedures specified in Regulation 12 of our Code of Regulations (“Regulations”). Generally, the Secretary must receive the notice at our principal executive offices not less than 90 nor more than 120 calendar days prior to the first anniversary of the date on which we first mailed our proxy materials for the preceding year’s annual meeting. The notice must set forth, as to each nominee, among other things, the name, age, business address and residence address of such person, the principal occupation or employment of such person, any information relating to such person that would be required to be disclosed in solicitations for proxies for election of Directors pursuant to Regulation 14A under the Securities Exchange Act of 1934 (the “Exchange Act”), and certain information regarding such person's Company securities ownership. Among other items, the notice must also include the nominee’s signed consent to serve as a Director if elected, and must set forth the name and address of, and the class, series and number of securities of the Company that are owned of record or beneficially by, the shareholder giving the notice and any shareholder associate (as defined in the Regulations), and, if applicable, a representation as to whether the shareholder giving the notice and any shareholder associate intends to solicit proxies from shareholders in support of the proposed nominee from holders of at least 67% of the voting power of the Company's capital stock entitled to vote on the election of directors.
Following are the nominees for election as Directors for one-year terms expiring in 2027, a description of the business experience of each nominee and the names of other publicly-held companies for which he or she currently serves as a director or has served as a director during the past five years. Each nominee for election as a Director was elected by our shareholders at our 2025 Annual Meeting. The composition of the Board is intended to reflect an appropriate mix of skill sets, experience and qualifications that are relevant to Avient’s business and governance over time.
In addition to the information presented below regarding each nominee’s specific experience, qualifications, attributes and skills that led our Board to the conclusion that the nominee should serve as a Director, the Board also believes that all of our Director nominees are individuals of substantial accomplishment with demonstrated leadership capabilities. Each of our Director nominees also has the following personal characteristics, which are required attributes for all Board nominees: high ethical standards, integrity, sound judgment and an ability to devote sufficient time to the affairs of our Company. The information below is current as of March 17, 2026.

Our Board recommends a vote FOR the election of each of the eleven Director nominees to our Board.

PROXY STATEMENT 2026 | Annual Meeting of Shareholders 10

ELECTION OF BOARD OF DIRECTORS

Robert E. Abernathy
Retired Chairman and Chief Executive Officer of Halyard Health, Inc., a medical technology company that focuses on eliminating pain, speeding recovery, and preventing infection for healthcare providers and patients worldwide. Mr. Abernathy served as Chairman and Chief Executive Officer of Halyard Health, Inc. from the time of its spinoff from Kimberly-Clark Corporation (“Kimberly-Clark”) in 2014 until his retirement from those positions in 2017. Prior to that, he worked for Kimberly-Clark, a global personal care products company. He joined Kimberly-Clark in 1982 and served in numerous roles of increasing responsibility, including President, Global Healthcare in 2014 and Executive Vice President, from 2013 to 2014.
Qualifications, Attributes, Skills and Experience:
We believe that our Company can capitalize on Mr. Abernathy’s significant global experience, particularly in healthcare industries, which are a focal point of our growth strategy. Further, Mr. Abernathy’s prior role as a Chief Executive Officer of a publicly traded company and service on several other external boards will enable him to provide relevant and strategic advice on issues affecting public companies. Mr. Abernathy’s unique perspective gained while working to build businesses and commercialize products in developing markets can add value when evaluating our commercial relationships in those industries.
Director since: 2018 Age: 71 Current Public Company Directorships: •Haemonetics Corporation Former Directorships: •Halyard Health, Inc. •RadioShack Corp. •Lubrizol Corp. •Kimberly-Clark de Mexico
PROXY STATEMENT 2026 | Annual Meeting of Shareholders 11

ELECTION OF BOARD OF DIRECTORS

Richard H. Fearon
Current Lead Director of our Board. Mr. Fearon previously served as Non-Executive Chairman of our Board from 2023 to 2025 and as Lead Director of our Board from 2015 to 2023. Retired Chief Financial and Planning Officer of Eaton plc (“Eaton”), a global manufacturing company. Mr. Fearon served as Chief Financial and Planning Officer of Eaton from 2002, and as Vice Chairman from 2009 until his retirement in 2021. In his position at Eaton, Mr. Fearon was responsible for the accounting, control, corporate development, information systems, internal audit, investor relations, strategic planning, tax and treasury functions of Eaton. Prior to Eaton, Mr. Fearon worked at several large diversified companies, including Transamerica Corporation, NatSteel Limited and The Walt Disney Company.
Qualifications, Attributes, Skills and Experience:
We believe that Mr. Fearon’s years of experience as Eaton’s Chief Financial Officer, together with his years of service at other large global companies, enable him to provide the Board with important insight and leadership. He has comprehensive knowledge of financial accounting standards and extensive experience in financial statement preparation, corporate finance, corporate development, risk management, and investor relations. As an individual with extensive experience as an executive and leader at a multinational corporation, Mr. Fearon is particularly equipped to advise our Board on current issues facing our Company. He also has significant governance expertise developed as current Lead Director of our Board and through his years as Non-Executive Chairman of our Board from 2023 to 2025 and Lead Director of our Board from 2015 through 2023, as well as his service on numerous other boards.

Director since: 2004
Age: 70
Current Public Company Directorships:
•Waters Corporation
•Crown Holdings, Inc.
•CRH plc
Former Directorships:
•Eaton plc
•Southern Steel Bhd
•Centurion Industries, Ltd.
•Hennessy Capital Investment Corp. VI

PROXY STATEMENT 2026 | Annual Meeting of Shareholders 12

ELECTION OF BOARD OF DIRECTORS

Neil Green
Executive Vice President and Chief Digital Officer at Otis Worldwide Corporation (“Otis”), a leading elevator and escalator manufacturing, installation and service company, since 2020. From 2018 to 2020, Mr. Green served as Otis’ Vice President, Transformation and Chief Digital Officer. Prior to joining Otis, Mr. Green served as Vice President, Data Center Group at Intel Corporation, a semiconductor company, and as President, Intel Federal LLC, a subsidiary of Intel Corporation, from 2015 to 2018, and previously in various other roles of increasing responsibility at Intel Corporation.
Qualifications, Attributes, Skills and Experience:
We believe that Mr. Green’s role as Chief Digital Officer at a global manufacturing company uniquely positions him to provide insights into Avient’s digital strategy and execution, cloud adoption, mobility, data science, cybersecurity, and artificial intelligence. We further believe that Mr. Green can provide the Board with topical advice regarding innovative new technology developments to improve product development, service and manufacturing.
Director since: 2021 Age: 56
PROXY STATEMENT 2026 | Annual Meeting of Shareholders 13

ELECTION OF BOARD OF DIRECTORS

William R. Jellison
Former Vice President, Chief Financial Officer of Stryker Corporation (“Stryker”), one of the world’s leading medical technology (“Medtech”) companies. Since 2017, Mr. Jellison has served as Senior Advisor for Astor Place Holdings, the Private Equity arm of Select Equities, and consults with other private equity and investment management firms in the Medtech industry. Previously, Mr. Jellison served as Vice President, Chief Financial Officer of Stryker from 2013 to 2016. Prior to joining Stryker, Mr. Jellison served as the Senior Vice President and Chief Financial Officer of Dentsply International (“Dentsply”), the world’s largest manufacturer of professional dental products, from 1998 to 2013, except for a roughly two-year period of time between 2002 and 2005 when he was a Senior Vice President with full P&L responsibilities for some of Dentsply’s operating divisions located in the U.S., Europe and Asia. Mr. Jellison began his career with the Donnelly Corporation, a publicly traded international automotive parts supplier, where he served in several senior leadership roles, advancing to Vice President of Finance.
Qualifications, Attributes, Skills and Experience:
We believe that Mr. Jellison brings a unique perspective to the Board, especially with respect to opportunities to further specialize in the healthcare industry. In addition, Mr. Jellison brings substantial financial experience from a large, publicly-traded company to the Board. His experience abroad also provides him with diverse operating experiences in international markets, which provides the Board with a meaningful global business perspective. Mr. Jellison is able to use his experience in serving as an executive at a respected Medtech company to guide our Board in providing strategic insight with respect to market specialization.

Director since: 2015
Age: 68
Current Public Company Directorships:
•Anika Therapeutics, Inc.
•Medtronic plc
Current Non-Public Company Directorships:
•Solenis Holding Limited
•Young Innovations, Inc.
Former Directorships:
•PracticeWorks, Inc.
•Masimo Corporation

PROXY STATEMENT 2026 | Annual Meeting of Shareholders 14

ELECTION OF BOARD OF DIRECTORS

Ashish K. Khandpur, Ph.D.
Chairman, President and Chief Executive Officer of Avient. Dr. Khandpur has served as President and Chief Executive Officer of Avient since 2023 and as Chairman of the Board since 2025. Prior to serving in these current roles, Dr. Khandpur served as Group President of the Transportation & Electronics business group for 3M Company (“3M”), a global manufacturing and technology company, from April 2021 to November 2023. During his 28-year career with 3M, Dr. Khandpur held a series of roles with increasing responsibility, including Executive Vice President, Transportation & Electronics business group, from April 2019 to April 2021; Executive Vice President, Electronics & Energy business group, from July 2017 to March 2019; and Senior Vice President, Research & Development and Chief Technology Officer, from July 2014 to June 2017, among other roles.
Qualifications, Attributes, Skills and Experience
We believe that as our Chairman, President and Chief Executive Officer and in light of his prior executive experience, Dr. Khandpur is particularly well qualified to serve on our Board. His breadth of experiences in multiple market segments, running complex businesses with broad global footprints, and his deep technical expertise and demonstrated commercial success in building and growing businesses make him particularly well-suited as a Board member to elevate Avient’s performance and drive the Company strategy. His responsibility for developing and executing the Company’s annual operating plans and strategic plans provides him with the knowledge and experience needed to offer unique and valuable input to our Board.

Director since: 2023
Age: 58
Current Public Company Directorships:
•Constellation Energy Corporation
Former Directorships:
•3M India
Current Non-Public Company Directorships:
•Greater Cleveland Partnership
Current University Directorships:
•Dean's Advisory Board, College of Science and Engineering, University of Minnesota
Former University Directorships:
•St. Thomas University

PROXY STATEMENT 2026 | Annual Meeting of Shareholders 15

ELECTION OF BOARD OF DIRECTORS

Sandra Beach Lin
Retired President, Chief Executive Officer and Director of Calisolar, Inc. (now Silicor Materials Inc.), a solar silicon company. Ms. Lin served in this capacity from 2010 until her retirement in 2011. Previously, she served as Executive Vice President, then Corporate Executive Vice President, at Celanese Corporation (“Celanese”), a global hybrid chemical company, from 2007 to 2010. Prior to Celanese, Ms. Lin held global senior executive positions at Avery Dennison Corporation, Alcoa Inc. and Honeywell International Inc.
Qualifications, Attributes, Skills and Experience
We believe that Ms. Lin’s extensive senior executive experience, including as a Chief Executive Officer, leading global businesses in multiple industries provides her with valuable skills to serve on our Board. She has a deep understanding of the specialty chemicals industry, a strong operational foundation and wide-ranging international experience. Ms. Lin also currently serves as a director for two other public companies, and one privately-held precision engineered drug delivery company, which provides her with additional experience she utilizes while serving as a valued member of our Board.

Director since: 2013
Age: 68
Current Public Company Directorships:
•American Electric Power Company, Inc.
•Trinseo PLC
Current Non-Public Company Directorships:
•Ripple Therapeutics
Former Directorships:
•WESCO International, Inc.

PROXY STATEMENT 2026 | Annual Meeting of Shareholders 16

ELECTION OF BOARD OF DIRECTORS

Kim Ann Mink, Ph.D.
Former Chairman, President and Chief Executive Officer of Innophos Holdings, Inc. (“Innophos”), a leading international producer of performance-critical and nutritional functional ingredients, with applications in food, health and industrial specialties markets. Dr. Mink served in this capacity from 2015 until her retirement in 2020. Prior to joining Innophos, Dr. Mink served as Business President of Elastomers, Electrical and Telecommunications at the Dow Chemical Company (“Dow”), a specialty chemicals provider, from 2012 to 2015. She joined Dow in 2009 as Global General Manager, Performance Materials and President and Chief Executive Officer of ANGUS Chemical Co. (then a fully-owned subsidiary of Dow). Prior to joining Dow, she was Corporate Vice President and Global General Manager, Ion Exchange Resins at the Rohm and Haas Company (now a fully-owned subsidiary of Dow), where she spent more than 20 years serving in numerous senior roles with increasing responsibilities.
Qualifications, Attributes, Skills and Experience:
We believe Dr. Mink provides us with valuable counsel related to her chemical and advanced materials background. Further, her experience as a Chief Executive Officer of a public company provides Avient with a unique perspective when forming strategies to guide the direction of our Company. Avient also benefits from her experience and expertise in technology and varied end markets.

Director since: 2017
Age: 66
Current Public Company Directorships:
•Eastman Chemical Company
•Air Liquide S.A.
Current Non-Public Company Directorships:
•Group14 Technologies
Former Directorships:
•Innophos Holdings, Inc.

PROXY STATEMENT 2026 | Annual Meeting of Shareholders 17

ELECTION OF BOARD OF DIRECTORS

Ernest Nicolas
Chief Enterprise Operations Officer at HP Inc. (“HP”), a technology company with a product and services portfolio of personal systems, printers, and 3D printing solutions, since 2024. From 2022 to 2024, Mr. Nicolas served as Chief Supply Chain Officer at HP. From 2020 to 2022, Mr. Nicolas served as Senior Vice President and Chief Supply Chain Officer at Rockwell Automation, Inc. (“Rockwell Automation”), a global leader in industrial automation and digital transformation. From 2019 to 2020, Mr. Nicolas served as Rockwell Automation’s Senior Vice President, Operations and Engineering Services; from 2018 to 2019, he served as Vice President, Global Supply Chain; and from 2015 to 2018, he served as Vice President, Strategic Sourcing and Supply Management. He joined Rockwell Automation in 2006 and has held numerous positions of increasing responsibility since that time. Prior to joining Rockwell Automation, Mr. Nicolas began his career at General Motors Company.
Qualifications, Attributes, Skills and Experience:
We believe that Mr. Nicolas’ experiences in supply chain and enterprise operations at a large technology company and a large industrial company provide valuable insights into issues impacting our integrated supply chain. Mr. Nicolas has a deep understanding of supply chain planning, strategic sourcing, manufacturing operations, logistics, customer care, and enterprise quality, and we believe that this can assist Avient’s supply chain leadership. In addition, we believe that Mr. Nicolas’ experience in managing manufacturing in the Asia Pacific region can assist Avient with our manufacturing plans in that region.

Director since: 2021 Age: 48
PROXY STATEMENT 2026 | Annual Meeting of Shareholders 18

ELECTION OF BOARD OF DIRECTORS

Kerry J. Preete
Retired Executive Vice President, Chief Strategy Officer for Monsanto Company (“Monsanto”), a leading global provider of technology-based solutions and agricultural products that improve farm productivity and food quality. Mr. Preete served in this capacity from 2010 until his retirement in 2018. Mr. Preete also previously served as Monsanto’s President, Global Crop Protection Division from 2009 to 2010 and Vice President, International Commercial Business from 2008 to 2009. From 1985 to 2008, Mr. Preete served in various roles of increasing responsibility at Monsanto.
Qualifications, Attributes, Skills and Experience:
Because of his broad experience at a leading, agricultural science company, we believe Mr. Preete brings an insightful perspective on running a successful, innovative company. Mr. Preete is specifically adept in not only thinking strategically but also tactically, and these traits will be valuable to Avient as it continues into the future. Further, his global experience and understanding will assist Avient in its plans to operate in different regions and cultures, and we believe his global business acumen is relevant and transferable across industries. Mr. Preete’s operational foundation, strategic expertise, and global experience are assets to Avient’s Board.
Director since: 2013 Age: 65 Current Public Company Directorships: •Corteva, Inc. Former Directorships: •Univar Solutions Inc.
PROXY STATEMENT 2026 | Annual Meeting of Shareholders 19

ELECTION OF BOARD OF DIRECTORS

Patricia Verduin, Ph.D.
Retired Chief Technology Officer for Colgate-Palmolive Company (“Colgate-Palmolive”), a leading consumer products manufacturer. Dr. Verduin served in this capacity from 2011 until her retirement in 2022. Dr. Verduin was Colgate-Palmolive’s Vice President, Research and Development from 2007 to 2011. Prior to joining Colgate-Palmolive, Dr. Verduin served as Senior Vice President and Chief Science Officer, Grocery Manufacturers Association from 2006 to 2007, as Senior Vice President of Product Quality and Development from 2002 to 2006, and as Senior Vice President of Research and Development, Grocery Products Development from 2000 to 2002 at ConAgra Foods, Inc. (now Conagra Brands, Inc.).
Qualifications, Attributes, Skills and Experience:
We believe that Dr. Verduin’s experience leading large global science, technology, regulatory, and innovation teams in the corporate setting will provide a unique perspective to our Board. Her role as a Chief Technology Officer and roles in science, innovation and product development will provide valuable insight into leading an innovative company, building businesses based on technological strength, and will allow her to provide expert guidance to our management and Board on our technology and innovation strategies. Dr. Verduin was also heavily involved in M&A activity in her various positions and can assist Avient in its future acquisition strategies. In addition, she can leverage the experience gained through participation on other global, multinational boards to provide useful insight to Avient.
Director since: 2019 Age: 66 Current Public Company Directorships: •FMC Corporation •Ingredion Incorporated •Reckitt Benckiser Group PLC Former Directorships: •Monsanto
PROXY STATEMENT 2026 | Annual Meeting of Shareholders 20

ELECTION OF BOARD OF DIRECTORS

William A. Wulfsohn
Former Chairman and Chief Executive Officer of Ashland Global Holdings Inc., a global leader in providing specialty chemical solutions to customers in a wide range of customer and industrial markets. Mr. Wulfsohn served in this capacity from 2015 until 2019. He was also a Director and Non-Executive Chairman of Valvoline Inc., a leading worldwide producer and distributor of premium-branded automotive, commercial and industrial lubricants and automotive chemicals, from 2016 until 2018. From 2010 until 2014, Mr. Wulfsohn was President and Chief Executive Officer of Carpenter Technology Corporation (“Carpenter”), a manufacturer of stainless steel, titanium and other specialty metals and engineered products, and was a director of Carpenter from 2009 until 2014.
Qualifications, Attributes, Skills and Experience
As a proven leader, with deep and varied experience in technology and successful business operations, we believe that Mr. Wulfsohn is a valuable member of our Board. His background in managing operations in Europe and Asia/Pacific provides him with international expertise that is of value to Avient. Further, we believe his experience as a Chief Executive Officer of publicly-traded specialty companies has given him unique skills to assist in providing guidance on Avient’s continuing transformation.

Director since: 2011
Age: 64
Current Public Company Directorships:
•Modine Manufacturing Company
Current Non-Public Company Directorships:
•DuBois Chemical
Former Directorships:
•Anzu Special Acquisition Corp I
•Ashland Global Holdings Inc.
•Carpenter Technology Corporation
•Valvoline Inc.

PROXY STATEMENT 2026 | Annual Meeting of Shareholders 21

ADVISORY VOTE
PROPOSAL 2—Approval, on an Advisory Basis, of Named Executive Officer Compensation
As required under the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) and Section 14A of the Securities Exchange Act of 1934 (the “Exchange Act”), our Board is submitting a “Say on Pay” proposal for shareholder consideration. While the vote to approve the compensation of the executive officers named in the 2025 Summary Compensation Table of this proxy statement (the “Named Executive Officers” or “NEOs”) is non-binding and solely advisory in nature, our Board and the Compensation and Talent Committee will review the voting results. If there are a significant number of negative votes, we will seek to understand the concerns that influenced the vote and expect to address them in making future decisions about our executive compensation programs.
At our 2023 Annual Meeting, shareholders voted to hold an advisory “Say on Pay” vote on an annual basis. Accordingly, we have determined to submit an advisory vote to approve our Named Executive Officer compensation to our shareholders at each annual meeting (with the next vote expected to occur in 2027) until the Company seeks another advisory vote on the frequency of the advisory vote on our Named Executive Officer compensation program (which next frequency vote is anticipated to occur at the 2029 Annual Meeting).
As described more fully in the “Compensation Discussion and Analysis” section of this proxy statement, the Compensation and Talent Committee of our Board has structured our executive compensation program to achieve the following key objectives:

Objective	How Our Executive Compensation Program Achieves This Objective
Pay-For-Performance
Setting a significant portion of each Named Executive Officer’s total compensation in the form of variable pay that is earned when pre-established financial, operational and strategic performance metrics are met. Performance goals and payout ranges are calibrated to deliver higher compensation only when results align with Company and individual performance.

Align Executive Compensation with Shareholders’ Interests
Focusing incentive programs on the critical performance measures that determine Avient’s overall success and rewarding executives for the attainment of short-term results, while balancing the need for sustainable long-term performance and shareholder value.

Attract, Motivate and Retain Management
Providing market-competitive compensation to attract, motivate and retain a high-performing management team that effectively sets and executes Avient's strategic goals. A balanced mix of base salary, annual incentives, and long-term incentives helps support ongoing engagement and leadership continuity.

PROXY STATEMENT 2026 | Annual Meeting of Shareholders 22

ADVISORY VOTE
We urge shareholders to read the “Compensation Discussion and Analysis” section of this proxy statement, which describes in more detail how our executive compensation policies and procedures operate and are designed to achieve our compensation objectives. We also encourage you to review the 2025 Summary Compensation Table and other related compensation tables and narratives in the “Executive Compensation” section of this proxy statement, which provide detailed information regarding the compensation of our Named Executive Officers. The Board and the Compensation and Talent Committee believe that the policies and procedures described and explained in the “Compensation Discussion and Analysis” section of this proxy statement are effective in achieving our business goals and the compensation of our Named Executive Officers reported in the “Executive Compensation” section of this proxy statement has supported and contributed to the Company’s recent and long-term success.

Our Board recommends a vote FOR the approval, on an advisory basis, of Named Executive Officer compensation.

We believe you should vote “FOR” our Named Executive Officer compensation program and approve the following resolution because the compensation actually earned by our Named Executive Officers for our 2025 performance was aligned with our pay-for-performance objectives, our Company’s performance and shareholder interests:
“RESOLVED, that the compensation paid to Avient’s Named Executive Officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and related narrative discussion, is hereby APPROVED.”

PROXY STATEMENT 2026 | Annual Meeting of Shareholders 23

AUDIT
PROPOSAL 3—Ratification of the Appointment of Ernst & Young LLP (“EY”) as Our Independent Registered Public Accountant
The Audit Committee has appointed EY as our independent registered public accounting firm to audit our consolidated financial statements for the fiscal year ending December 31, 2026. The Board recommends ratification of the Audit Committee’s appointment of EY.
The selection of EY as our independent registered public accounting firm is not required to be submitted to a vote of our shareholders for ratification. The Sarbanes-Oxley Act of 2002 requires that the Audit Committee be directly responsible for the appointment, compensation and oversight of our independent auditor. The Board is submitting the appointment to our shareholders for ratification as a matter of good corporate practice. If our shareholders fail to vote on an advisory basis in favor of the selection, the Audit Committee will reconsider whether to retain EY and may retain that firm or another firm without re-submitting the matter to our shareholders. Even if our shareholders ratify the appointment, the Audit Committee may, in its discretion, direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such a change would be in our best interests and the best interests of our shareholders.
A representative of EY is expected to be present at the Annual Meeting. The representative will be given an opportunity to make a statement if desired and to respond to appropriate questions regarding EY’s examination of our consolidated financial statements and records for the year ended December 31, 2025.

Our Board recommends a vote FOR the ratification of the appointment of EY as our independent registered public accounting firm for the fiscal year ending December 31, 2026.
Independent Registered Public Accountant Services and Related Fee Arrangements
Services provided by EY, our independent registered public accounting firm, and related fees in each of the last two fiscal years were as follows:
Audit Fees.  Audit services include the annual audit of the consolidated financial statements, the audit of internal controls over financial reporting, the reviews of our quarterly reports on Form 10-Q, the issuance of comfort letters and consents, the review of registration statements filed with the SEC, accounting and financial reporting consultations and international statutory audits. Fees for audit services totaled $4.6 million in 2025 and $5.2 million in 2024. The full Audit Committee or the Chair of the Audit Committee pre-approved all audit services and related fee arrangements for 2025 in accordance with the Audit Committee Pre-Approval Policy for all Audit and Non-Audit Services and Related Fee Arrangements.
Audit-Related Fees.   Audit-related services principally include employee benefit plan audits, accounting consultations and attest services that are not required by statute or regulation and other international attest services not classified as audit fees. There were no fees for audit-related services billed in 2025 or 2024.
Tax Fees.  Tax services include tax compliance, tax advice and tax planning. Fees for tax services totaled $0.2 million in 2025 and $0.4 million in 2024. The Audit Committee pre-approved all tax fee arrangements billed in 2025.
All Other Fees.  No fees for other services were billed in 2025 or 2024.
PROXY STATEMENT 2026 | Annual Meeting of Shareholders 24

AUDIT
Our Audit Committee Pre-Approval Policy for all Audit and Non-Audit Services and Related Fee Arrangements (the “Pre-Approval Policy”) requires our Audit Committee to pre-approve all audit and non-audit services performed by EY in order to assure that the provision of such services and related fee arrangements do not impair EY’s independence. Under the Pre-Approval Policy, the Audit Committee may delegate pre-approval authority to one or more of its members, and the member or members to whom the Audit Committee delegates such authority must report any pre-approval decisions to the Audit Committee at its next scheduled meeting. The Audit Committee has formally delegated this pre-approval authority to its Chair. Management has no authority to approve services performed by EY that have not been pre-approved by the Audit Committee. The term of any pre-approval is 12 months from the date of pre-approval, unless the Audit Committee specifically provides for a different period.
EY will provide us a description of work scope and supporting back-up documentation regarding the specific services they will provide. At each meeting of the Audit Committee, the current year’s previously pre-approved independent auditor fees along with any proposed revisions will be presented for approval. Any interim requests between Audit Committee meetings to provide services that require separate pre-approval will be submitted to the Audit Committee or the Audit Committee Chair by EY and our Chief Financial Officer, or Controller, and must include a statement as to whether, in each of their respective views, the request is consistent with the Securities and Exchange Commission’s (“SEC”) rules on auditor independence.
Report of the Audit Committee
The Audit Committee assists the Board in fulfilling its oversight responsibilities to shareholders relating to the integrity of the Company’s consolidated financial statements, the Company’s compliance with legal and regulatory requirements, the independent registered public accounting firm’s qualifications and independence, and the performance of the Company’s internal and independent auditors. The Audit Committee’s specific responsibilities are described in its charter, which is available on the Company’s website at: www.avient.com under the heading “Investors” and the subheading “Governance.”
The Audit Committee currently consists of six Directors, each of whom our Board has determined to meet the requirements of the New York Stock Exchange (the “NYSE”) for independence and financial literacy. Four members of the Audit Committee also meet the requirements of an “audit committee financial expert” as defined by the SEC.
The Audit Committee approves, subject to shareholder ratification, the appointment of the Company’s independent registered public accounting firm and pre-approves all audit and non-audit services to be performed by the firm. The Audit Committee has retained Ernst & Young LLP (“EY”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026. The Audit Committee, through its Chair, is also directly involved in the selection of EY’s lead engagement partner, which occurs every five years. The most recent lead engagement partner rotation occurred at the start of 2022.
Avient’s Audit Committee believes that the continued retention of EY to serve as Avient’s independent registered public accounting firm is in the best interests of Avient and its shareholders. In making such determination, the Audit Committee considers, among other things, an evaluation of EY’s performance, qualifications, independence, tenure, and appropriateness of fees, as well as the potential impact of changing auditors. EY has been retained as the independent registered public accounting firm for Avient and its predecessor companies, PolyOne Corporation and The Geon Company, continuously since 1993.
Management has the primary responsibility for the completeness and accuracy of the Company’s consolidated financial statements and disclosures, the financial reporting process and the effectiveness of the Company’s internal control over financial reporting. In fulfilling its oversight responsibilities, the Audit Committee reviewed and discussed the audited consolidated financial statements included in the Company’s Annual Report on Form
PROXY STATEMENT 2026 | Annual Meeting of Shareholders 25

AUDIT
10-K for the year ended December 31, 2025 with management and the independent registered public accounting firm, including any significant changes in the Company’s selection or application of accounting principles.
The Audit Committee also reviewed and discussed with management and the independent registered public accounting firm management’s report on internal control over financial reporting, including the significance and status of control deficiencies identified and the results of remediation efforts undertaken, to determine the effectiveness of internal control over financial reporting at December 31, 2025. The Audit Committee reviewed with the independent registered public accounting firm, which has the responsibility for expressing an opinion on the conformity of the consolidated financial statements with generally accepted accounting principles and applicable rules and regulations, their judgments as to the quality, not just the acceptability, of Avient’s critical accounting principles and estimates and such other matters as are required to be discussed with the Audit Committee under generally accepted auditing standards. The Audit Committee also reviewed with the independent registered public accounting firm its report on the Company’s internal control over financial reporting at December 31, 2025, including the basis for its conclusions.
The Audit Committee reviewed and discussed with the independent registered public accounting firm the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and the SEC. In addition, EY has provided the Audit Committee with the written disclosures and the letter required by the applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence, and the Audit Committee has discussed with EY their firm’s independence from management and Avient. The Audit Committee has approved all audit, audit-related and non-audit services and fees provided to the Company by the independent registered public accounting firm in accordance with its approval process. Based upon the Audit Committee’s considerations, the Audit Committee has concluded that EY is independent.
The Audit Committee discussed with Avient’s internal and independent auditors the overall scope and audit plans and evaluated their performance. The Audit Committee meets with the internal and independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of Avient’s internal control over financial reporting, and the overall quality of Avient’s financial reporting.
In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board (and the Board has approved) that the audited consolidated financial statements and management’s assessment of the effectiveness of the Company’s internal control over financial reporting be included in the Annual Report on Form 10-K for the year ended December 31, 2025, to be filed with the SEC.
All members of the Audit Committee concur with this report.
The Audit Committee of the Board of Directors
Robert E. Abernathy
Neil Green
William R. Jellison
Ernest Nicolas
Patricia Verduin
William A. Wulfsohn, Chair

February 6, 2026

PROXY STATEMENT 2026 | Annual Meeting of Shareholders 26

CORPORATE GOVERNANCE
Corporate Governance
Director Independence
Our Corporate Governance Guidelines provide that a substantial majority of the members of our Board should be “independent.” To be considered independent, the Board, with input and a recommendation from the Governance and Corporate Responsibility Committee, must affirmatively determine that a given Director has no material relationship with the Company (either directly or as a partner, shareholder or officer of an organization that has a relationship with the Company) and is free from any business, family or other relationship that would reasonably be expected to interfere with the exercise of independent judgment as a Director. In each case, the Board, with input and a recommendation from the Governance and Corporate Responsibility Committee, broadly considers all relevant facts and circumstances, including a director's commercial, industrial, banking, consulting, legal, accounting, charitable and familial relationships. The Board considers even immaterial relationships, including transactions, relationships and arrangements with the Company, in its decision-making process to ensure a complete view of each Director’s independence. Under categorical independence standards adopted by our Board, the Board must determine that a Director is not independent if he or she fails to meet the independence standards under the listing standards of the NYSE.
In addition, our categorical independence standards provide that the following categories of relationships between an outside Director and the Company will be treated as immaterial for purposes of determining a Director’s independence.
•If the Director is, or has an immediate family member who is, a partner (general or limited) in, or a controlling stockholder, equity holder, executive officer, other employee or director of any organization to which the Company made, or from which the Company received, payments for property or services in the current or any of the past three fiscal years where the amount involved in such transaction in any such fiscal year was less than the greater of $1 million or 2% of the organization’s consolidated gross revenues for that year;
•If the Director is, or has an immediate family member who is, a director or trustee of any organization to which the Company has made, or from which the Company has received payments for property or services, and the Director (or his or her immediate family member) was not involved in the negotiations of the terms of the transaction, did not, to the extent applicable, provide any services directly to the Company, and did not receive any special benefits as a result of the transaction; or
•If the Director, or an immediate family member of the Director, serves as an officer, director or trustee of a foundation, university, charitable or other not-for-profit organization, and the Company’s discretionary charitable contributions to the organization, in the aggregate are less than the greater of $1 million or 2% of that organization’s latest publicly available annual consolidated gross revenues.
Our categorical independence standards and the material relationship considerations set forth above are found within our Corporate Governance Guidelines, which are available on our website at www.avient.com, under the heading “Investors” and the subheading “Governance.”
Our Board performed its independence review earlier this year. In applying the categorical standards set forth above and assessing the materiality of any relationships, the Board affirmatively determined that each of our current Directors (Messrs. Abernathy, Fearon, Goff, Green, Jellison, Nicolas, Preete, and Wulfsohn, and Mses. Lin, Mink, and Verduin), with the exception of Dr. Khandpur, is independent and meets the categorical independence standards described above, has no material relationship with the Company other than that arising solely from the capacity as a Director and, in addition, satisfies the independence requirements of the
PROXY STATEMENT 2026 | Annual Meeting of Shareholders 27

CORPORATE GOVERNANCE
NYSE, including the NYSE independence standards applicable to the committees on which each such Director serves.
Board Leadership Structure
Pursuant to our Corporate Governance Guidelines, the Board selects the Chairman of the Board and CEO and determines from time to time whether the positions are to be combined and filled by one person or separated and filled by two persons. Pursuant to our Corporate Governance Guidelines, the Board’s policy as to whether these roles should be separate is to adopt the practice that best serves the Company’s needs at any particular time. If the positions of Chairman of the Board and CEO are held by the same person or if the Chairman of the Board is otherwise not an independent director, the Board, upon recommendation from the Governance and Corporate Responsibility Committee, will select one of the independent directors who has served for at least one year on the Board to serve as the Lead Director.
In 2025, the Board reviewed our leadership structure and determined it was appropriate to recombine the positions of Chairman and Chief Executive Officer. Effective May 14, 2025, the Board, upon recommendation from the Governance and Corporate Responsibility Committee, appointed Dr. Khandpur to serve as Chairman of the Board, in addition to his role as President and Chief Executive Officer of the Company, and Richard H. Fearon, who previously served as Non-Executive Chairman of the Board from 2023 to 2025 and Lead Director of the Board from 2015 to 2023, to again serve as Lead Director.
The Board believes that a combined Chairman and Chief Executive Officer role is an efficient and effective model for the Company as it provides unified leadership and focus, and enables faster execution of the Company’s strategic and operational vision, which is particularly important in the current phase of the Company's strategy implementation. The Board believes that Dr. Khandpur’s breadth of experiences in multiple market segments, running complex businesses with broad global footprints, and deep technical expertise and demonstrated commercial success in building and growing businesses make him well-suited for the role of Chairman of the Board.
Having a Lead Director role provides an additional layer of independent oversight of Avient and also provides for an avenue of communication between management and the independent Directors, and among the Directors themselves. The Board believes that Mr. Fearon’s extensive service at other large global companies, comprehensive financial knowledge, and significant governance expertise developed through his years of service in different roles on our Board, as well as other public company boards, enable him to provide strong leadership and oversight of ongoing Board matters, influence effective collaboration among the directors, and contribute valuable insight with respect to the Company’s business. Among other responsibilities, the independent Lead Director:
•Chairs executive sessions of the non-employee Directors and provides feedback and perspective to the CEO regarding discussions at these sessions;
•Approves information sent to the Board;
•Approves meeting agendas for the Board;
•Approves meeting schedules to assure that there is sufficient time for discussion of all agenda items;
•Serves as a liaison and facilitates communications between the CEO and other members of the Board;
•Advises the CEO as to the quality, quantity and timeliness of the flow of information from management to the Board and regarding the effectiveness of Board meetings;
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•Interviews all Board candidates and provides the Governance and Corporate Responsibility Committee with recommendations on each candidate;
•Maintains close contact with the Chair of each standing committee and assists in ensuring communications between each committee and the Board;
•Considers the retention of advisers and consultants who report directly to the Board;
•Has the authority to call meetings of the independent Directors;
•If requested by major shareholders, ensures that he or she is available for consultation and direct communication; and
•Performs various other duties as may from time to time be determined by the Board.
The Board believes that this leadership structure approach serves to strike an effective balance between management and independent Director participation in the Board process. In addition, with independent members of the Board serving as chairpersons and members of our Audit Committee, Compensation Committee, and Governance and Corporate Responsibility Committee, this leadership structure further enables the Board to provide independent oversight of material risks affecting the Company that are within the purview of such committees as further described under “Board Oversight of Risk.”
Majority Voting for Directors
Our Corporate Governance Guidelines contain a policy relating to majority voting. Pursuant to the policy, any nominee for election as a Director of the Board who receives a greater number of votes “withheld” from his or her election than votes “for” his or her election in an election of Directors that is not a contested election is expected to tender his or her resignation as a Director to the Board promptly following the certification of the election results. Neither abstentions nor broker non-votes will be deemed to be votes for or withheld from a Director’s election for purposes of the policy. The Governance and Corporate Responsibility Committee (without the participation of the affected Director) will consider each resignation tendered under the policy and recommend to the Board whether to accept or reject it. The Board will then take appropriate action on each tendered resignation, taking into account the Governance and Corporate Responsibility Committee’s recommendation. The Governance and Corporate Responsibility Committee, in making its recommendation, and the Board, in making its decision, may consider any factors or other information that it considers appropriate, including, without limitation, the reasons (if any) given by shareholders as to why they withheld their votes, the qualifications of the tendering Director and his or her contributions to the Board and to Avient, and the results of the most recent evaluation of the tendering Director’s performance by the other members of the Board. The Board will promptly disclose its decision whether to accept or reject the Director’s tendered resignation and, if applicable, the reasons for rejecting the tendered resignation.
Board Oversight of Risk
Our Board oversees a Company-wide approach to risk management that is designed to support the achievement of our strategic objectives and improve long-term organizational performance, which we believe will enhance shareholder value. The Board believes that risk management is not only understanding the risks we face and what steps management is taking to manage those risks, but also understanding what level of risk is appropriate for Avient overall.
Our Board administers its risk oversight function directly and through its committees. The Board has delegated specific risk oversight responsibility to the committees of the Board. Under its Charter, the Audit Committee has oversight of the Company’s risk management processes, including risk oversight related to financial statements,
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financial reporting processes, internal controls, information technology (including data protection) and cybersecurity. The Audit Committee is responsible for discussing with management our major financial risk exposures and the steps management has taken to monitor and control such exposures, including our risk assessment and risk management policies. The Audit Committee also reviews reports related to on-going assessments of the Company’s risk management processes and system of internal control. Specifically regarding cybersecurity, the Audit Committee regularly receives updates from management regarding the Company's material risks from cybersecurity threats, cybersecurity defense and detection capabilities, incident response plans and employee training activities. Members of our Information Technology team and, as applicable, the internal audit team, provide this detailed overview to the Audit Committee of the Company’s cybersecurity efforts and management of that risk at least twice per year. In some instances the full Board also receives the update.
Reflecting the importance of technology and innovation to the Company's strategic approach, the Board expanded the scope of responsibility of the committee that has historically focused on environmental, health and safety matters to also include oversight for innovation and research and development activities and, as a natural consequence of the increased scope, renamed the committee. The newly named Innovation and Sustainability Committee oversees management's efforts with respect to research and development activities related to significant new technologies, commercial innovation, and sustainability initiatives, including risks related thereto. The Innovation and Sustainability Committee also oversees and monitors the implementation and maintenance by management of comprehensive safety, health, environmental, product stewardship, sustainability and physical security policies, standards and practices, including risks related thereto, to achieve the Company's strategic objectives and address compliance with relevant laws and regulations.
The Compensation and Talent Committee annually reviews and assesses risks arising from the Company's compensation policies and practices, as well as executive succession planning, as described below in the “Risk Assessment of the Compensation Programs” section of this proxy statement.
The Governance and Corporate Responsibility Committee oversees risks at a strategic level related to the Company's programs, policies, and practices on certain social and governance matters, including with regard to how the Board and management evaluate and integrate such matters into our business strategy and decision-making.
Our Board oversees and monitors these committees in exercising their responsibilities relating to risk. Additionally, the Board reviews enterprise risks at least annually.
Our Board sets the appropriate “tone at the top” when it comes to risk tolerance and management. Our Board confirms that the risk management processes designed and implemented by our management team are adapted to the Board’s corporate strategy and are functioning as directed. The Board also participates in an ongoing effort to assess and analyze the most likely areas of future risk for the Company by asking our management team to discuss the most likely sources of material future risks and how we are addressing any significant potential vulnerability.
The Board as a group is regularly updated on specific risks in the course of its review of corporate strategy, business plans and reports to the Board by management and its respective committees. The Board believes that certain important categories of risk are assigned to committees that consist of independent Directors. These committees receive, review and evaluate management reports on risk, thereby preserving the benefit of independent risk oversight. The Board believes that the leadership structure of our Board is appropriate given the Board’s oversight of risk as described above.

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Oversight of Strategy
Each year management presents to the Board, and the Board discusses and approves, detailed long-term strategic plans for the Company. In addition to the Company's overall strategic plan, financial plan, and operations priorities, the discussions also focus on priorities of each of the Company's segments.
Oversight of Corporate Responsibility and Sustainability Matters
Our Governance and Corporate Responsibility Committee provides oversight and guidance with regard to how the Board and management evaluate and integrate corporate responsibility matters into the Company's business strategy and decision-making, including overseeing risks at a strategic level relating to the Company's programs, policies, and practices on social and governance matters, by receiving regular updates from management, as well as reviewing reports on corporate responsibility published by the Company. Further, our Innovation and Sustainability Committee oversees and monitors the implementation and maintenance by management of comprehensive safety, health, environmental, product stewardship, sustainability and physical security policies, standards and practices for the Company. Additionally, Avient formed an internal Sustainability Council in 2019 that is responsible for managing sustainability initiatives at all levels of our organization in support of our long-term business strategy.
Code of Ethics, Code of Conduct and Corporate Governance Guidelines
In accordance with applicable NYSE listing standards and SEC regulations, the Board has adopted a Code of Ethics, Code of Conduct and Corporate Governance Guidelines. These are also posted and available on our website at www.avient.com, under the heading “Investors” and the subheading “Governance.” All of our employees, including our Chief Executive Officer and our Chief Financial Officer, are required to uphold the Avient Code of Conduct. In addition, our Chief Executive Officer, Chief Financial Officer, and Corporate Controller are required to uphold the Avient Code of Ethics Applicable to Senior Financial Officers. Our commitment to ethical business conduct is foundational to our culture and helps us earn the trust of our customers. Employees are required to report any conduct that they believe in good faith to be a violation of the Code of Conduct.
Related Person Transactions
Under our Code of Conduct, we prohibit all employees, including our officers and non-employee Directors from engaging in activities that would impact their ability to carry out their duties in an independent, objective fashion. The Board recognizes that some transactions, arrangements, and relationships present a heightened potential for conflicts of interest (or the perception of conflicts of interest) and, therefore, has adopted a written Related Person Transactions Policy (the “Policy”) governing these transactions. The Policy generally applies to “Related Person Transactions,” defined as any transaction, arrangement or relationship, or series of similar transactions, arrangements or relationships (including any indebtedness or guarantee of indebtedness), in which (i) the Company or any of its subsidiaries was, is or will be a participant and the amount involved exceeds $120,000 and (ii) any of the following persons had, has or will have a direct or indirect material interest (except those transactions, arrangements or relationships that would not be required to be disclosed pursuant to SEC rules after considering the materiality thresholds set forth in Item 404 of Regulation S-K under the Exchange Act):
•our Directors, Director nominees, or Executive Officers;
•any immediate family member of any of the foregoing persons;
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•any person who is known to be the beneficial owner of more than 5% of any class of our voting securities; or
•any entity in which any of the foregoing persons is employed or is a partner or principal or in a similar position or in which such person has a 5% or greater beneficial ownership interest.
Pursuant to the Policy, all Related Person Transactions are subject to reasonable prior review and approval by the Audit Committee. In determining whether to approve a Related Person Transaction, the Audit Committee considers the following factors, among others: (1) whether the transaction is in conformity with the Company’s Code of Conduct and is in the best interests of the Company; (2) whether the transaction would be in the ordinary course of the Company’s business; (3) whether the transaction is on terms comparable to those that could be obtained in arm’s length dealings with an unrelated third party; (4) the disclosure standards set forth in Item 404 of Regulation S-K; and (5) whether the transaction could call into question the status of any Director or Director nominee as an independent director under the rules of the NYSE.
In circumstances where it is not reasonable or practical to wait until the next Audit Committee meeting to review a proposed Related Person Transaction, the Chair of the Audit Committee may review and approve such Related Person Transaction in accordance with the Policy, subject to ratification by the Audit Committee at its next regularly scheduled meeting. Further, if management becomes aware of any Related Person Transactions that were not previously approved under the Policy, such Related Person Transactions shall be presented to the Audit Committee as promptly as practicable for its action.
If a Related Person Transaction is ongoing, the Audit Committee will be responsible for overseeing and annually assessing the continued appropriateness of such Related Person Transaction and may establish guidelines for the Company’s management team to follow in its ongoing dealings with the related person.
There were no related person transactions in 2025.
Communication with the Board
Shareholders and other interested parties who wish to communicate directly with the Board as a group, the non-employee or independent Directors as a group, or with any individual Director may do so by writing to the Secretary, Avient Corporation, 33587 Walker Road, Avon Lake, Ohio 44012. The mailing envelope and letter must contain a clear notation indicating that the enclosed letter is either a “Shareholder-Board of Directors Communication” or an “Interested Party-Board of Directors Communication,” as appropriate.
The Secretary will review all such correspondence and regularly forward to the Board a log and summary of all such correspondence and copies of all correspondence that, in the opinion of the Secretary, deals with the functions of the Board or committees of the Board or that the Secretary otherwise determines requires the Board’s attention, excluding those items that are not related to Board duties and responsibilities, such as junk mail and mass mailings, product complaints and product inquiries, new product or technology suggestions, job inquiries and resumes, advertisements or solicitations, and surveys. Directors may at any time review a log of all correspondence we receive that is addressed to members of the Board and request copies of any such correspondence. Concerns relating to accounting, internal controls or auditing matters are immediately brought to the attention of our internal audit department and handled in accordance with procedures established by the Audit Committee for such matters.

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Board and Committees
Board Attendance
The Board met six times during 2025, the calendar year being our fiscal year. In 2025, each member of our Board attended at least 75% of the aggregate number of meetings of the Board and the committees on which he or she served (held during the period in which the director served). Each director is expected to attend the Company's annual meetings of shareholders. In 2025, 11 of 12 of our Directors attended the annual meeting of shareholders.
Board Committees
As of the date of this proxy statement, our Board has twelve Directors and the following four committees: Audit, Compensation and Talent, Governance and Corporate Responsibility, and Innovation and Sustainability. Each committee meets periodically throughout the year, reports its actions and recommendations to the Board, receives reports from senior management, annually evaluates its performance and has the authority to retain outside advisors in its discretion. The primary responsibilities of each committee are summarized below and set forth in detail in each committee’s written charter, which is located on our website at www.avient.com under the heading “Investors” and the subheading “Governance.”

Audit Committee—Primary Responsibilities and Requirements
Assist the Board in fulfilling its oversight responsibilities to shareholders relating to:
(1) the integrity of the Company’s financial statements;
(2) the Company’s compliance with legal and regulatory requirements with respect to matters that may have a material impact on the financial statements;
(3) the independent auditor’s qualifications and independence; and
(4) the performance of the Company’s internal audit function and independent auditors.
Number of Meetings in 2025: 7
Reviews reports related to on-going assessments of the Company's risk management processes and system of internal control, including risk oversight related to financial statements, financial reporting processes, internal controls, information technology (including data protection) and cybersecurity

All of the Audit Committee members meet the financial literacy and independence requirements as set forth in the NYSE listing standards. Each of Messrs. Abernathy, Jellison, and Wulfsohn, and Dr. Verduin meet the requirements of an “audit committee financial expert” as defined by the SEC
Committee Members: R.E. Abernathy N. Green W.R. Jellison E. Nicolas P. Verduin W.A. Wulfsohn (C)
C = Chair of the Committee
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CORPORATE GOVERNANCE

Compensation and Talent Committee—Primary Responsibilities and Requirements
Reviews and approves the compensation and other benefits provided to our executive officers subject to Section 16 under the Exchange Act, and reviews and recommends changes regarding non-employee Director compensation (subject to the approval of the Board)
Number of Meetings in 2025: 5
Works with Avient senior management in human resources, legal and finance departments to oversee Avient’s executive compensation philosophy and objectives and review and approve, or recommend to the Board the approval of, our retirement plans and other benefit programs
Committee Members: R.E. Abernathy R.H. Fearon G.J. Goff S.B. Lin K.A. Mink K.J. Preete (C)
Assists the Board in its oversight regarding succession plans for the Chief Executive Officer and other key executive officers
Administers Avient’s equity-based incentive compensation plans and reviews and approves management continuity and other similar agreements
Directly engages the resources of one or more independent outside compensation consultants to help assess the competitiveness and overall appropriateness of our executive compensation programs
Assesses the independence of its compensation consultants and advisers and evaluates its compensation consultants for conflicts of interest
All members of the Compensation Committee have been determined to be independent as defined by the NYSE listing standards
May delegate responsibilities (including ministerial duties) from time to time, as necessary and appropriate, to subcommittees or management, but is limited in its ability to delegate authority with respect to matters impacting such executive officers and non-employee Directors

C = Chair of the Committee
The Compensation and Talent Committee directly retained Willis Towers Watson (the “Consultant”) in 2025 to assist with assessing the competitiveness and overall appropriateness of our executive and director compensation programs. In 2025, the Consultant provided the Compensation and Talent Committee with comparative compensation information with respect to base salaries and annual and long-term incentive targets to provide the Compensation and Talent Committee with a general understanding of current compensation practices in the market. More detailed information about the compensation awarded to our Named Executive Officers in 2025, and the role of the Consultant and management in determining or recommending the amount or form of executive compensation, is provided in the “Compensation Discussion and Analysis” section of this proxy statement. The Consultant regularly attends Compensation and Talent Committee meetings, maintains regular contact with the Compensation and Talent Committee, and interacts
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CORPORATE GOVERNANCE
with management to gather the data needed to prepare reports for Compensation and Talent Committee review.
The Compensation and Talent Committee periodically reviews the relationship with the Consultant including the level and quality of services provided, as well as fees for those services. In addition, expenses for other consulting services provided to Avient by the Consultant that are not related to executive compensation are monitored to ensure that executive compensation consultant independence is maintained. During 2025, the Consultant did not provide any services to the Company that were not related to executive and Director compensation.
The Compensation and Talent Committee considered all relevant factors, specifically including six consultant independence factors under Rule 10C-1(b)(4)(i) through (vi) under the Exchange Act, in assessing the independence of the Consultant. The Compensation and Talent Committee reviewed each factor as well as information provided by the Consultant that related to and was responsive to each factor, which assisted in the assessment. Upon completing this assessment, the Compensation and Talent Committee also determined that no conflicts of interest have been raised by the work performed by the Consultant.

Governance and Corporate Responsibility Committee— Primary Responsibilities and Requirements
Identifies individuals qualified to become Board members, consistent with criteria approved by the Board	Number of Meetings in 2025: 2
Selects, or recommends that the Board select, the Director nominees for the next annual meeting of shareholders	Committee Members: R.H. Fearon (C) W.R. Jellison S.B. Lin K.J. Preete W.A. Wulfsohn
Develops, reviews and recommends to the Board corporate governance guidelines applicable to Avient
Oversees the annual evaluation of the Board
Assists the Board in fulfilling its oversight responsibilities relating to certain corporate responsibility and strategic, social and governance matters
•Provides oversight and guidance with regard to how the Board and management evaluate and integrate corporate responsibility matters into the Company’s business strategy and decision-making
•Receives regular updates from management on these topics and reviews reports on corporate responsibility published by the Company

All members of the Governance and Corporate Responsibility Committee have been determined to be independent as defined by the NYSE listing standards
C = Chair of the Committee
The Governance and Corporate Responsibility Committee will consider shareholder suggestions for nominees for election to our Board. A shareholder that wishes to suggest a Director candidate for consideration by the Governance and Corporate Responsibility Committee should follow the procedures described for shareholder nominations for Director in the “Proposal 1 – Election of Eleven Director Nominees to Our Board of Directors”
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CORPORATE GOVERNANCE
section of this proxy statement. The Governance and Corporate Responsibility Committee uses a variety of methods for identifying nominees for election as Directors to our Board, including third-party search firms, recommendations from current Board members and recommendations from shareholders. When using a third-party search firm, the Governance and Corporate Responsibility Committee generally provides such firm with guidance as to the skills, experience, and qualifications that the Governance and Corporate Responsibility Committee is seeking in potential candidates, and the search firm identifies candidates for the Governance and Corporate Responsibility Committee’s consideration. Although the Governance and Corporate Responsibility Committee does not have specific minimum qualifications that must be met for a candidate to be nominated as a Director, the Governance and Corporate Responsibility Committee considers the following criteria in evaluating potential candidates:
•Business or professional experience;
•Knowledge and skill in certain specialty areas such as accounting and finance, international markets, physical sciences and technology or the specialty materials industry;
•Personal characteristics, such as ethical standards, integrity, judgment, leadership and the ability to devote sufficient time to our affairs;
•Substantial accomplishment with demonstrated leadership capabilities;
•Freedom from outside interests that conflict with our best interests;
•The unique backgrounds and experience each member will bring to the Board, including differences in viewpoint, background and skill; and
•Our needs from time to time.
The Governance and Corporate Responsibility Committee believes that having a Board with a broad range of experiences, skills, characteristics, and expertise helps foster greater innovation, unique thinking and stronger governance. The process to determine director nominees for election to the Board is based upon the recommendations of the Governance and Corporate Responsibility Committee, which is responsible for selecting directors to recommend to the Board for election by the shareholders and to recommend qualified individuals to fill vacancies between shareholder meetings. The Governance and Corporate Responsibility Committee will make a preliminary review of a prospective candidate’s background, career experience, and qualifications based on available information. If a consensus is reached by the Governance and Corporate Responsibility Committee that a particular candidate would likely contribute positively to the Board’s mix of skills and experiences, the Governance and Corporate Responsibility Committee will conduct interviews with the candidate and may invite other Board members or senior Avient executives to interview the candidate to assess the candidate’s overall qualifications. In considering director nominees, the Governance and Corporate Responsibility Committee considers the Board skills matrix to determine any gaps in skills and characteristics identified in the current composition of our Board, and the desirable skills/characteristics for a new Board member.
The Governance and Corporate Responsibility Committee also considers such other relevant factors as it deems appropriate, including the current composition of the Board, the balance of management and independent Directors, and the need for subject matter expertise. A nominee for election to the Board who is suggested by a shareholder will be evaluated by the Governance and Corporate Responsibility Committee in the same manner as any other nominee for election to the Board. Finally, if the Governance and Corporate Responsibility Committee determines that a candidate should be nominated for election to the Board, the Governance and Corporate Responsibility Committee will present its findings and recommendation to the full Board for approval.
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CORPORATE GOVERNANCE
Of our 11 directors following the Annual Meeting (assuming all nominees are elected), three are female, resulting in our Board being 27% gender diverse. The proxy voting guideline for one of the major proxy advisory firms is to generally recommend voting against the chair of the nominating committee of all boards of directors of Russell 3000 index companies that are not comprised of at least 30% gender diverse directors. We disagree with this rigid guideline and one-size fits-all approach. We believe our Board is highly effective and has broad representation across a multitude of important dimensions, including experience, background, skills, and perspectives, and we will continue to be mindful of the need for this mix of perspectives as we engage in Board refreshment in the future, particularly as Directors reach the mandatory retirement age specified in our Corporate Governance Guidelines. We encourage our shareholders to support the re-election of Richard H. Fearon, the chair of our Governance and Corporate Responsibility Committee, based on the effectiveness of our current Board, as well as the rigorous governance framework he oversees as chair of the Governance and Corporate Responsibility Committee.
The Governance and Corporate Responsibility Committee is responsible for confirming that the Board evaluates its performance on an annual basis. The Director evaluation process includes a peer evaluation. In addition, the Non-Executive Chairman or Lead Director, as applicable, discusses overall Board effectiveness with each individual Director on an annual basis.

Innovation and Sustainability Committee—Primary Responsibilities and Requirements
Oversees management's efforts with respect to research and development activities related to significant new technologies, commercial innovation, and sustainability initiatives	Number of Meetings in 2025: 3
Oversees and monitors the implementation and maintenance by management of comprehensive safety, health, environmental, product stewardship, sustainability and physical security policies, standards and practices to achieve the Company's strategic objectives and address compliance with relevant laws and regulations
Committee Members: G.J. Goff N. Green A.K. Khandpur K.A. Mink (C) E. Nicolas P. Verduin
 C = Chair of the Committee
Board Refreshment
The Governance and Corporate Responsibility Committee is charged with reviewing the composition of the Board and refreshing the Board as appropriate. In the past five years, the Governance and Corporate Responsibility Committee has identified and recommended two new independent Directors. The average tenure of all current Directors is ten years.
Board Tenure
The chart below shows the tenure of our Directors following the Annual Meeting (assuming all nominees are elected) in each of the following categories: five or fewer years of service; six to ten years of service; and more than ten years of service.

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CORPORATE GOVERNANCE
Our Corporate Governance Guidelines provide that non-employee Directors may not stand for re-election following the date of the Director’s 72nd birthday, although the Board may waive this limitation if it determines such waiver to be in the best interests of the Company.
Our Governance and Corporate Responsibility Committee periodically evaluates the composition of the full Board, and seeks to compose a Board with members who have a broad range of experiences, skills and backgrounds.
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NON-EMPLOYEE DIRECTOR COMPENSATION
2025 Non-Employee Director Compensation
We compensate non-employee Directors for their annual service on the Board with a combination of cash and equity awards, the amounts of which are commensurate with their role and involvement, and consistent with peer company practices based on data provided by the Consultant. In setting Director compensation, we consider the significant amount of time our Directors spend fulfilling their duties as well as the skill level required of members of our Board. We compensate our non-employee Directors in a way that is competitive, attracts and retains a high caliber of Directors, and aligns their interests with those of our shareholders.
Non-Employee Director Compensation Highlights
•Annual review and assessment of non-employee Director compensation by the Compensation Committee;
•Comparative assessment of non-employee Director compensation by the Consultant against market data;
•Emphasis on equity in the overall compensation mix of cash and equity to support shareholder alignment;
•Shareholder-approved limit on cash and equity compensation to non-employee Directors under our Amended and Restated 2020 Equity and Incentive Compensation Plan (the “2020 Plan”);
•Flexible voluntary deferral provisions for annual Director compensation and no material personal benefits or perquisites; and
•Robust stock ownership guidelines in effect for 2025 at 12,500 shares for each non-employee Director, which have been updated as further described in the “Stock Ownership Guidelines for Non-Employee Directors” section below.
Non-Employee Director Retainer and Meeting Fees
In 2025, we paid our non-employee Directors a retainer at an annual rate of $265,000 (payable in quarterly installments in arrears) consisting of $110,000 in cash and $155,000 in targeted value of fully vested common shares (subject to rounding). In 2025, the Compensation and Talent Committee analyzed competitive market data provided by the Consultant relating to both the cash retainer (including the additional cash retainers for the Lead Director and committee chairs, and unscheduled meeting fees) and the equity award value. These compensation elements were compared against Avient’s peer group (as described in the “Compensation Discussion and Analysis”), as well as a general industry group consisting of 151 comparably-sized general industry (excluding financial services and utilities) companies based on median revenues. Following this review, effective for compensation paid starting in the third quarter of 2025, the Compensation and Talent Committee increased the compensation paid to the independent Lead Director from $30,000 per year in 2023, which was the most recent year in which the Company had an independent Lead Director, to $35,000 per year. The Compensation and Talent Committee determined that such change was appropriate to account for increases in the market range for current compensation paid to independent lead directors. Other than as set forth above, no other changes were made to non-employee Director compensation.
No fees are paid for attendance at regularly scheduled Board meetings. We pay individual meeting fees only as follows: $2,000 in cash for each unscheduled Board and committee meeting attended; and $1,000 in cash for participation in each unscheduled significant telephonic Board and committee meeting. In addition, the Non-Executive Chairman (when there is one) receives an additional fixed annual cash retainer (payable in quarterly
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NON-EMPLOYEE DIRECTOR COMPENSATION
installments in arrears) equal to $130,000 and, as indicated above, the independent Lead Director (when there is one) receives an additional fixed annual cash retainer (payable in quarterly installments in arrears) equal to $35,000. We also reimburse Directors for expenses associated with each meeting attended.
Non-employee Directors may defer payment of all or a portion of their annual cash retainer under our Deferred Compensation Plan for Non-Employee Directors (“Deferred Compensation Plan”). Directors may also elect to have their cash retainer converted into our common shares. These shares, as well as the annual retainer consisting of fully vested common shares, may also be deferred under the Deferred Compensation Plan. In 2025, we awarded shares to Directors under the 2020 Plan. Deferred compensation for the participating Directors, whether in the form of cash or common shares, is recorded in a recordkeeping account that reflects the amounts deferred and any applicable notional earnings. Dividends, if any, on the deferred common shares are accrued for the benefit of the participating Directors.
2025 Non-Employee Director Compensation Table

Name	Fees Earned or Paid in Cash (a) ($)	Stock Awards (b) ($)	Total (c) ($)
R.E. Abernathy	110,000	155,538	265,538
R.H. Fearon (1)	200,000	155,538	355,538
G.J. Goff	117,500	155,538	273,038
N. Green	110,000	155,538	265,538
W.R. Jellison (2)	119,375	155,538	274,913
S.B. Lin	110,000	155,538	265,538
K.A. Mink	122,500	155,538	278,038
E. Nicolas (2)	110,000	155,538	265,538
K.J. Preete	130,000	155,538	285,538
P. Verduin	110,000	155,538	265,538
W.A. Wulfsohn	125,625	155,538	281,163
(1) In 2025, Mr. Fearon's cash fees included amounts earned for his service as Non-Executive Chairman from January through May and his service as Lead Director from May through December.
(2) In 2025, Messrs. Jellison and Nicolas deferred payment of all of their annual cash retainer, as well as meeting fees, into the Deferred Compensation Plan, which amounts were invested according to their elections.
Fees Earned or Paid in Cash (column (a))
Non-employee Directors may defer payment of all or a portion of their annual cash retainer (payable in quarterly installments in arrears), as well as meeting, Lead Director, Non-Executive Chairman, and committee chair fees, into the Deferred Compensation Plan. Fees are prorated based upon time served as a Director, Non-Executive Chairman, or committee chair in any applicable quarter.
Stock Awards (column (b))
Our non-employee Directors’ stock compensation consisted of an annual award (payable in quarterly installments in arrears) of fully vested common shares (deferrable by election). We determined the number of shares to be granted each quarter by dividing the applicable dollar value by the average of the high and low stock price on the last trading day of the applicable quarter and rounding to a whole share. We used the following quarterly per share fair market values, calculated in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718 (“FASB ASC Topic 718”), in calculating the number of shares: March 31, 2025 — $36.74 (1,055 shares); June 30, 2025 — $32.66 (1,187 shares); September 30, 2025 — $32.52 (1,192 shares); and December 31, 2025 — $31.29 (1,239 shares). The value of the stock award is prorated based upon time served as a Director in any applicable quarter.

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NON-EMPLOYEE DIRECTOR COMPENSATION
Fully Vested Deferred Shares
The number of fully-vested deferred shares held in an account for each Director at the end of the 2025 fiscal year is set forth in the following table.

Name	Number of Deferred Shares(1) (#)
R.E. Abernathy	—
R.H. Fearon	—
G.J. Goff	—
N. Green	8,675
W.R. Jellison	43,777
S.B. Lin	47,016
K.A. Mink	36,407
E. Nicolas	24,591
K.J. Preete	49,129
P. Verduin	—
W.A. Wulfsohn	62,971
(1) Dividends paid on shares held in the Deferred Compensation Plan are reinvested in Avient common shares through a dividend reinvestment feature of the Deferred Compensation Plan. The number of deferred shares includes shares acquired through dividend reinvestment through 2025 (including the fourth quarter dividend declared on October 8, 2025 to shareholders of record on December 12, 2025, which was paid on January 7, 2026).

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OWNERSHIP OF AVIENT SHARES
Ownership of Avient Shares
Beneficial Ownership of Our Common Shares
The following table shows the number of our common shares beneficially owned as of February 27, 2026 (including shares the individuals have a right to acquire within 60 days of that date) by each of our current Directors and Director nominees, each of the executive officers named in the 2025 Summary Compensation Table below and by all current Directors and executive officers as a group.

Name	Number of Shares Owned (1)		Right to Acquire Shares		Total Beneficial Ownership	% of Class (4)
Robert E. Abernathy	39,799		—		39,799	*
Richard H. Fearon	146,994		—		146,994	*
Gregory J. Goff	53,404		—		53,404	*
Neil Green	16,974	(2)	—		16,974	*
William R. Jellison	68,830	(2)	—		68,830	*
Sandra B. Lin	57,068	(2)	—		57,068	*
Kim Ann Mink	36,407	(2)	—		36,407	*
Ernest Nicolas	24,591		—		24,591	*
Kerry J. Preete	55,817	(2)	—		55,817	*
Patricia Verduin	26,297		—		26,297	*
William A. Wulfsohn	62,971	(2)	—		62,971	*
Ashish K. Khandpur	54,384		3,894	(3)	58,278	*
Jamie A. Beggs	51,751		936	(3)	52,687	*
Woon Keat Moh	15,871		4,908	(3)	20,779	*
M. John Midea (5)	45,613		752	(3)	46,365	*
David N. Schneider	—		—	(3)	—	*
Joel R. Rathbun (6)	5,697		448	(3)	6,145	*
20 Directors and executive officers as a group	771,049		11,846	(3)	783,403	*
*  Represents less than 1% of our outstanding common shares.
(1) Except as otherwise stated in the following notes, beneficial ownership of the shares held by each individual consists of sole voting power and sole investment power, or of voting power and investment power that is shared with the spouse or other immediate family member of the individual or with certain trusts. For Named Executive Officers, it includes an approximate number of shares credited to the Named Executive Officers’ accounts in our Avient Supplemental Retirement Benefit Plan (as defined herein), a non-qualified defined contribution plan, as follows: J.A. Beggs, 13,541 shares, and M.J. Midea, 4,517 shares. The number of common shares allocated to these individuals from the Supplemental Retirement Benefit plan is provided by the plan administrator in a statement for the period ending February 27, 2026, based on the current market value of the applicable shares held by the individual under each plan. Additional common shares may have been allocated to the accounts of participants since the date that the last statements were received from the administrator.
(2) With respect to the Directors, beneficial ownership includes shares held under the Deferred Compensation Plan for Non-Employee Directors as follows: N. Green, 8,675 shares; W.R. Jellison, 43,777 shares; S.B. Lin, 47,016 shares; K.A. Mink, 36,407 shares; E. Nicolas, 24,591 shares; K.J. Preete, 49,129 shares; and W.A. Wulfsohn, 62,971 shares.
(3) Includes the number of shares that would be acquired if the individuals’ outstanding and exercisable stock-settled stock appreciation rights were exercised within 60 days of February 27, 2026 at $41.07, the closing market price of Avient’s common shares on February 27, 2026.
(4) Based on 91,709,812 common shares outstanding as of February 27, 2026.
(5) Based solely on information as of December 31, 2025, Mr. Midea's retirement date.
(6) Based solely on information as of February 28, 2025, as disclosed in Avient's 2025 proxy statement.

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OWNERSHIP OF AVIENT SHARES
The following table shows information relating to all persons who are known by us to beneficially own more than five percent of our outstanding common shares based on information provided in Schedule 13Gs and 13Ds filed with the SEC (as of the dates indicated in the footnotes to the table):

Name	Address	Number of Common Shares	% of Class(4)
BlackRock, Inc.	50 Hudson Yards, New York, New York 10001(1)	11,172,204	12.2%
The Vanguard Group	100 Vanguard Boulevard, Malvern, Pennsylvania 19355(2)	10,368,900	11.3%
Dimensional Fund Advisors LP	6300 Bee Cave Road, Building One, Austin, Texas 78746(3)	4,690,922	5.1%
(1) Based on information contained in a Schedule 13G/A filed by BlackRock, Inc. with the SEC on January 23, 2024. As of December 31, 2023, BlackRock, Inc. had sole voting power with respect to 10,982,952 of these shares, sole dispositive power with respect to all of these shares, and shared voting and dispositive power with respect to none of these shares.
(2) Based on information contained in a Schedule 13G/A filed by The Vanguard Group with the SEC on February 13, 2024. As of December 29, 2023, The Vanguard Group had sole voting power with respect to none of these shares, sole dispositive power with respect to 10,210,283 of these shares, shared voting power with respect to 60,468 of these shares and shared dispositive power with respect to 158,617 of these shares.
(3) Based on information contained in a Schedule 13G filed by Dimensional Fund Advisors LP on July 15, 2025. As of June 30, 2025, Dimensional Fund Advisors LP had sole voting power with respect to 4,576,157 of these shares, sole dispositive power with respect to all of these shares, and shared voting and dispositive power with respect to none of these shares.
(4) Based on 91,709,812 common shares outstanding as of February 27, 2026.
Stock Ownership Guidelines for Non-Employee Directors

The purpose of our stock ownership guidelines (referred to as the “Guidelines”) is to better align our Directors’ financial interests with those of our shareholders by requiring our Directors to own a minimum amount of our shares. In order to reflect the Board’s commitment to share ownership, for 2025 the required share ownership level for non-employee Directors was a minimum of 12,500 shares.
The Directors are expected to make continuing progress towards compliance with the Guidelines and to comply fully within five years of becoming subject to the Guidelines. For purposes of our Guidelines, the following types of share ownership and equity awards are included as shares owned: common shares or time-vested restricted stock, stock units or performance shares (where the applicable performance criteria have been met), either directly or through the Company's Deferred Compensation Plan for Non-Employee Directors. As of the date of this proxy statement, all Directors meet the Guidelines. All Directors are required to retain 100% of all shares obtained through us, as compensation for services provided to us, until they meet the Guidelines, with such percentage to be calculated after any reduction in the number of shares to be delivered as a result of any taxes and exercise costs relating to the shares (if applicable). This requirement to retain 100% of all shares obtained from us ceases once the Director has met the Guidelines, as long as the Guidelines continue to be met. Similar policies, as they relate to our Named Executive Officers, are set forth in the “Other Aspects of Our Compensation Programs” section of this proxy statement.
In December 2025, the Compensation Committee approved an update to the Guidelines (the “Updated Guidelines”) in order to align with current market practice. Compliance with the Updated Guidelines will be first measured as of May 1, 2026. Rather than owning a minimum fixed number of shares, the Updated Guidelines provide that each non-employee Director will be required to own a number of shares with value equal to at least five times the then-current standard annual Board member cash retainer. Annual compliance with the Updated Guidelines will be measured each year as of May 1. The Directors are expected to make continuing progress towards compliance with the Updated Guidelines and to comply fully within five years of becoming subject to
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OWNERSHIP OF AVIENT SHARES
the Updated Guidelines. For purposes of our Updated Guidelines, the following types of share ownership and equity awards are included as shares owned: unrestricted shares directly or indirectly held, vested shares and phantom shares held in the Company's retirement plans, vested shares and phantom shares held in the Company's deferral plans, service-based restricted stock (whether vested or unvested), service-based restricted stock units (whether vested or unvested), and performance shares or other performance awards (only once the applicable performance criteria are met). All Directors are required to retain 100% of all shares obtained through us, as compensation for services provided to us, until they meet the Updated Guidelines, with such percentage to be calculated after any reduction in the number of shares to be delivered as a result of any taxes and exercise costs relating to the shares (if applicable). This requirement to retain 100% of all shares obtained from us ceases once the Director has met the Updated Guidelines, as long as the Updated Guidelines continue to be met.

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COMPENSATION DISCUSSION AND ANALYSIS
Compensation Discussion and Analysis
Executive Summary
This section highlights significant Compensation Committee and Company executive compensation actions that occurred in 2025. In addition, it illustrates the relationship between the compensation of our Named Executive Officers and how we measure Company performance.
Our Named Executive Officers for 2025 are:

Name	Title
Ashish K. Khandpur	Chairman, President and Chief Executive Officer
Jamie A. Beggs	Senior Vice President, Chief Financial Officer
Woon Keat Moh	Senior Vice President, President of Color, Additives and Inks
M. John Midea	Former Senior Vice President, Global Operations and Process Improvement
David N. Schneider	Senior Vice President, President of Specialty Engineered Materials
Joel R. Rathbun	Former Senior Vice President, Mergers and Acquisitions
Leadership Departures. On February 21, 2025, Mr. Rathbun ceased serving as an officer and employee of the Company due to the Company's change in strategic direction. On December 31, 2025, Mr. Midea retired from his roles and as an employee of the Company.
How Pay is Tied to Company Performance. Our compensation programs are designed to: (1) reward employees for delivering strong financial, operational, and strategic performance; (2) help align compensation with the interests of our shareholders and support long-term value creation; and (3) attract, motivate and retain talented executives who can execute our strategic objectives. We believe that executive compensation, including both pay opportunities and pay actually earned, should be tied to Company performance, which we view in two primary ways:
•The Company’s operating performance, including results against both our long-term and short-term growth targets; and
•Return to shareholders over time.
How our compensation programs contribute to our Company’s success is further described below.

Key 2025 Company Performance Results and Return to Shareholders
In 2025, we made significant progress adopting and operationalizing our strategy introduced at the end of 2024. Our growth vector sales are outpacing the rest of the Company, with defense and healthcare leading the way. Internal R&D collaboration has increased, resulting in technology sharing across businesses and geographies. We have bolstered digital capabilities with a focus on pilot projects designed to improve speed and efficiency. We launched Avient Leadership Behaviors—six critical behaviors that apply to all employees and we will drive throughout the organization—to foster the culture needed to execute our strategy. We continued to build our talent pipeline by promoting leaders from within and bringing in external expertise as needed. Our strategy is focused on generating topline growth with margin expansion on the bottom line, and in 2025 we delivered both,
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COMPENSATION DISCUSSION AND ANALYSIS
achieving stronger year-over-year results compared to our peers despite a challenging macroeconomic environment.
2025 Company highlights include:
•Our full-year sales grew 1% to $3.26 billion in 2025, compared to $3.24 billion in 2024;
•Attained full-year GAAP earnings per share (“EPS”) of $0.89 in 2025, compared to $1.84 in 2024;
•Through strong focus on execution, succeeded in growing adjusted EPS to $2.82 in 2025, compared to adjusted EPS of $2.66 in 2024(1);
•Achieved operating cash flow of $302 million in 2025, which supported debt repayment of $150 million;
•Increased our dividend on an annualized basis by 2% to $1.10, which is the 15th consecutive year of annual increase; and
•Certified again as an ACC Responsible Care® organization for outstanding environmental, health, safety and security performance.
(1) Adjusted EPS is a financial measure that is not presented in accordance with generally accepted accounting principles (“GAAP”). See Appendix A for an explanation of management’s use of this non-GAAP financial measure and a reconciliation of this measure to its most directly comparable financial measure calculated in accordance with GAAP.

Pay-for-Performance. Our executive compensation programs reflect the belief that the amount earned by our executives must, to a significant extent, depend on achieving rigorous company and business segment objectives designed to enhance shareholder value. Looking back, and taking into account the performance achieved compared to the objectives set, we believe that our Named Executive Officers’ incentive compensation results are aligned with the operational performance that we achieved for 2025.
Results of Say-on-Pay Vote. At the 2025 Annual Meeting, we held our annual advisory vote to approve named executive officer compensation. Over 92% of the votes cast were in favor of this advisory proposal. The Compensation Committee considered the voting results as well as other input from conversations held with investors and viewed them as continued strong support of our executive compensation programs. As a result, the Compensation Committee made no material changes in the structure of our compensation programs or pay-for-performance philosophy in direct response to the voting results for the proposal. At the 2026 Annual Meeting, we will again hold an advisory vote to approve Named Executive Officer compensation. The Compensation Committee expects to consider the results from this year’s and future advisory votes on named executive officer compensation.
Executive Compensation Practices and Programs. The executive compensation practices and programs described below and in the accompanying tables played a vital role in driving our financial results, aligning pay with performance for 2025, and are intended to attract and retain a highly experienced, successful team to manage Avient. Our practices and programs are directly linked to our key business objectives and are designed to create value for our shareholders, including when we achieve positive operational performance.
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COMPENSATION DISCUSSION AND ANALYSIS

We align executive compensation with shareholder interests We avoid excessive risk while fostering sustainable company growth	✓	Help ensure that the majority of executive pay is based on objective, challenging financial and operational goals and Company performance
✓
Utilize maximums on potential payments, include retention vehicles in our compensation programs, provide multiple performance targets and maintain robust Board and management processes to identify risk, including a risk assessment of compensation programs that is performed each year

	✓	Maintain stock ownership guidelines for all Named Executive Officers
	✓	Evaluate annual and aggregate dilution from stock awards prior to our annual equity award grants
We adhere to executive compensation market practices	✓
Do not provide gross-ups for excise taxes on “excess parachute payments” under Section 280G of the Internal Revenue Code of 1986, as amended (“Code”) in any management continuity agreements or for financial planning benefits

	✓	Maintain an NYSE-compliant clawback policy applicable to all executive officers
	✓	Prohibit Named Executive Officers from hedging or pledging our securities
	✓	Utilize an independent consultant to help the Compensation Committee understand compensation practices that impact Named Executive Officer compensation
	✓	Provide for minimum required vesting periods for our equity awards
Executive Compensation Philosophy and Objectives
Our executive compensation programs reward our officers’ performance, are specifically linked to our achievement of strategic operating and financial goals, and are designed to be competitive in the marketplace. We reward our executives for performance that meets or exceeds our strategic goals, without encouraging excessive risk-taking that could have a detrimental impact on our long-term results and the interests of our shareholders. We believe the design of our compensation plans and the relative mix of compensation elements successfully motivate our executives to improve our overall corporate performance and the profitability of the specific business segments for which they are responsible, thus maximizing shareholder value. The main objectives of our executive compensation programs are to:
•Foster a pay-for-performance culture by rewarding the achievement of specified strategic, operating, financial, and individual performance objectives that contribute to maximizing shareholder value;
•Help ensure our goals and objectives are aligned with the interests of our shareholders by recognizing and rewarding business results and the growth of our stock price through our long-term incentive programs; and
•Attract, motivate, and retain a highly qualified and high-performing management team to lead Avient in setting and effectively executing upon our strategic goals and objectives.
Compensation Consultant. Our executive compensation programs are approved and overseen by the Compensation Committee, which is composed entirely of independent Directors. The Compensation Committee retained the Consultant in 2025 to assist as a general matter with assessing the competitiveness and overall appropriateness of our executive compensation programs. Typically, the Compensation Committee will work with the Consultant and consider input from members of senior management to help ensure that our
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COMPENSATION DISCUSSION AND ANALYSIS
executives, including our Named Executive Officers, receive market competitive compensation programs that reward business results.
As described below, the Consultant assisted the Compensation Committee by (1) providing comparative compensation information for management's review of base salaries, annual incentive targets and long-term incentive targets in the context of a general understanding of current compensation practices in the market, (2) providing guidance on incentive plan design and analyzing realized pay compared to company performance to help ensure alignment and effectiveness of incentive plan designs, (3) monitoring and communicating trends in executive compensation to the Compensation Committee, (4) assisting with our proxy statement disclosures, and (5) assessing our Board’s compensation.
Competitive Market Pay Information. We designed our compensation programs to be competitive with companies of comparable size and industry with whom we compete for executive talent. In a typical year, we review competitive market compensation data relating to salary, annual incentives and long-term incentives. In its normal process, while the Compensation Committee does consider comparative compensation information to gain a general understanding of current compensation practices in the market, it does not benchmark or ultimately target a specific percentile or data point in assessing competitiveness for base pay or our incentive programs. Individual opportunities vary based on length of time with Avient, individual performance and level of leadership responsibility within the Company. The Compensation Committee also obtains advice and recommendations from the Consultant regarding other areas of total compensation.
In preparing competitive market data for 2025, we drew from two independent sources. We first reviewed proxy statement disclosures of a peer group of similarly-sized United States-based companies as a market check with respect to the compensation for our senior executives. This approach provided insight into current compensation practices at business competitors or companies facing similar operating challenges.
The peer group (with no changes from the group used for 2024) consisted of the following 15 companies. The Compensation Committee determined that no updates to the peer group from 2024 were necessary.

Avient's 2025 Peer Group for Compensation Decisions
Ashland Global Holdings Inc.	Eastman Chemical Company	RPM International Inc.
Avery Dennison Corporation	FMC Corporation	The Scotts Miracle-Gro Company
Cabot Corporation	H.B. Fuller Company	Sensient Technologies Corporation
Celanese Corporation	Hexcel Corporation	Stepan Company
The Chemours Company	Quaker Chemical Corporation	Trinseo S.A.

We annually evaluate the composition of our compensation peer group, giving specific consideration to company size, global presence, and specialty chemical focus. We also look at the frequency with which these companies were used as peers by other companies in our industry and which companies had identified Avient as a peer. Each of the companies constituting our peer group for 2025 meet a majority of these primary criteria.
The second independent source of data that we used to augment the peer proxy analysis was the Consultant’s analysis of competitive market data relating to other applicable general industries. The Consultant specifically used Willis Towers Watson’s executive compensation database. To obtain comparability based on company size, the Consultant’s analysis either referenced a specific sample of comparably-sized companies or calibrated the pay of a broad sample of companies against company size. Avient did not select the companies that comprise any of these survey groups, and the component companies’ identities were not a material factor in this analysis.
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COMPENSATION DISCUSSION AND ANALYSIS
Review of 2025 Named Executive Officer Compensation. Management and the Compensation Committee typically review the specific pay disclosures of our peer group and the broad-based survey data provided by the Consultant. Management uses this data to develop recommendations for the Compensation Committee’s review regarding eligibility and award opportunities as well as performance measures and goals for our long-term and short-term incentive plans commencing in the following year. The Compensation Committee typically also considers this information when making compensation decisions and aligning each of the pay elements with our compensation objectives.
What We Pay and Why: Elements of Compensation
Introduction. Our executive compensation programs are designed to recognize an executive’s scope of responsibilities, leadership ability and effectiveness in achieving key performance goals and objectives. As an executive’s level of responsibility within Avient increases, so does the percentage of total compensation that is linked to performance in the form of variable compensation. Thus, the majority of the total direct compensation is performance-based and not guaranteed. We also provide various retirement and benefit programs and modest, business-related benefits. The chart below provides a picture of all elements of the total target direct compensation provided to our Named Executive Officers. Detailed information follows the charts below.

Base Salary	Annual Incentive	Long-Term Incentive
To attract and retain talent	Drives the achievement of key business results on an annual basis	Directly ties the interests of NEOs to our shareholders
Fixed base of cash compensation	Performance-based and not guaranteed	Helps retain key talent and a majority is performance-based and not guaranteed
Weighting 13%—CEO 28%—CFO 33%—Other NEOs	Weighting 17%—CEO 21%—CFO 21%—Other NEOs	Weighting 70%—CEO 51%—CFO 46%—Other NEOs

2025 Base Salary. Base salaries for our Named Executive Officers are typically determined on an individual basis by the Compensation Committee after consideration of: (1) the CEO’s recommendations (for all Named Executive Officers other than the CEO); (2) breadth, scope and complexity of the executive’s role; (3) internal equity; (4) current compensation; (5) tenure in position; (6) market pay levels and trends around merit increases; and (7) individual performance.
For 2025, the Compensation Committee determined base salaries as follows, effective as of April 7, 2025: Dr. Khandpur – $1,150,000; Ms. Beggs – $620,000; Mr. Moh – $520,000; and Mr. Midea – $515,000. In connection with his appointment as Senior Vice President, President of Specialty Engineered Materials, Mr. Schneider's initial base salary was established at $450,000 through negotiation and generally guided by comparative
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COMPENSATION DISCUSSION AND ANALYSIS
compensation information as discussed above. Mr. Rathbun's base salary remained unchanged from his base salary in 2024 because he terminated employment prior to the Compensation Committee determining any increases.
2025 Annual Incentive. We provided an annual cash incentive opportunity for 2025 (the “2025 Annual Incentive Program”) under the 2020 Plan to (1) reward our Named Executive Officers for achieving specific performance goals that would advance our profitability and strategic goals, (2) drive key business results, and (3) recognize individuals based on their contributions to those results. The Named Executive Officers’ 2025 individual annual incentive opportunities (expressed as a percentage of base pay) that were approved by the Compensation Committee and effective for the 2025 Annual Incentive Program were as follows: Dr. Khandpur – 130%; Ms. Beggs – 75%; Mr. Moh – 65%; Mr. Midea – 65%; and Mr. Schneider – 60%. Mr. Schneider participated in this program for the first time in 2025 based on negotiations at the time he became an Avient officer. Pursuant to the 2025 Annual Incentive Program, because Mr. Rathbun terminated employment prior to March 31, 2025, he was not eligible to receive any payout under the 2025 Annual Incentive Program.
The Compensation Committee determined, after a thorough evaluation of possible plan designs and performance measures, that certain changes would be made to the annual incentive design in 2025, as compared to 2024, in order to more closely align to the Company's new strategic plan introduced at the end of 2024. The Compensation Committee's evaluation determined that the following metrics would be the most critical elements of Avientʼs performance:
•Adjusted Operating Income. Adjusted operating income was defined as operating income excluding special items and the effects of foreign exchange rate fluctuations (as noted on Appendix A).
•Revenue Growth. Revenue growth was defined as the increase in net sales compared to prior year excluding the effects of foreign exchange rate fluctuations.
•2025 Strategic Priorities. Strategic priorities included adjusted operating cash flow and sustainability. Adjusted operating cash flow was defined as net cash provided by operating activities, excluding the cash flow impacts of certain special items (including generally the types of special items described in footnote (1) on Appendix A). The specific sustainability metrics were determined by the Compensation Committee and were generally designed to reduce energy and waste intensity.
The payouts under the 2025 Annual Incentive Program were based on attainment with respect to target goals set for each financial performance measure and, with respect to the sustainability metrics, included specific metrics for energy and waste intensity. Rewardable attainment for each measure ranged from 50% (threshold) to 200% (maximum) of goal. If achievement with respect to any objective performance measure fell between the threshold and target, or between the target and maximum, earned award amounts for that particular performance measure were interpolated on a straight-line mathematical basis. If achievement with respect to any performance measure did not reach threshold, then that measure would have been deemed to have 0% attainment.
The 2025 Annual Incentive Program included an individual performance modifier, meaning total attainment could be modified by an annual individual performance rating and achievement. The individual performance rating is based on individual performance against preestablished goals and objectives, which can be both quantitative and qualitative. Depending on the individual performance rating and achievement, total attainment could remain the same or could be modified by increasing the amount paid by up to 20% or decreasing the amount paid by up to 100%. The Compensation Committee made a final determination of the amount to be paid.
The performance measures for the 2025 Annual Incentive Program were weighted as outlined below.
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COMPENSATION DISCUSSION AND ANALYSIS

The 2025 Corporate and Business Segment Annual Plan weightings are reflected in the charts above. The following weighted metrics were changed in 2025, as compared to 2024: (1) Adjusted Operating Income accounts for 55% compared to 70% in 2024, (2) introduction of new Revenue Growth metric which accounts for 25%, (3) elimination of Working Capital metric, and (4) introduction of new Strategic Priorities metric, which is intended to be evaluated annually and adjusted periodically to provide focus on certain performance measures, and for 2025 includes Adjusted Operating Cash Flow (accounting for 15%) and Sustainability (accounting for 5%, compared to 10% in 2024). For Business Segment Presidents, the Annual Plan weightings are based on 60% for the applicable Business Segment results (compared to 80% in 2024) and 40% for Avient consolidated results (compared to 20% in 2024) to further drive our One-Avient culture. We set appropriate performance goals in 2025 under the 2025 Annual Incentive Program that focused our efforts on those factors that we believed were critical to our ongoing success, including earnings improvement, revenue growth, cash flow generation, and the advancement of sustainability initiatives. The 2025 performance goals were set in accordance with our strategic plan framework and annual operating plan, developed at the end of 2024. At that time, we viewed the targeted level of performance for each measure as challenging to achieve.
The threshold, target and maximum goals, attainment levels, and final payouts for each objective metric for the Named Executive Officers are set forth in the table below.
As mentioned above, the sustainability metrics were based on specific targets related to energy and waste intensity, including (1) waste to landfill intensity (Kg / MT Sales); and (2) weather adjusted energy intensity (MWh / MT Sales). The Compensation Committee determined that neither sustainability metric had been achieved.
In evaluating NEO performance in 2025, the Compensation Committee determined that each NEO had satisfactory performance and met their identified performance expectations and, therefore, the individual performance modifier for each NEO would have no effect on the payout percentage of the 2025 Annual Incentive Program.
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COMPENSATION DISCUSSION AND ANALYSIS
Dr. Khandpur, Ms. Beggs, and Mr. Midea's 2025 Annual Incentive Program opportunities were based on consolidated results. Total attainment for these participants under the 2025 Annual Incentive Program was 51.6%, with the components consisting of (dollars in millions):

2025 Corporate Plan Annual Incentive Program* (Khandpur, Beggs, Midea)
Measure	Weighting	Threshold	Target	Maximum	Results	Payout %
Adjusted Operating Income (consolidated)	55.0%	$351.1	$388.4	$409.8	$358.5	59.9%
Revenue Growth (consolidated)	25.0%	$3,268.0	$3,381.2	$3,445.9	$3,226.9	0%
Strategic Priorities – Adjusted Operating Cash Flow (consolidated)	15.0%	$242.5	$303.1	$363.8	$317.7	124.1%
Strategic Priorities – Sustainability Objectives	5.0%	See above disclosure for more information about goals and achievements				0%
Total Attainment						51.6%
*Adjusted operating income (performance measures and results) reported in the table above was calculated with adjustments for special items and the effects of foreign exchange rate fluctuations (as noted on Appendix A) pursuant to the terms of the awards and as approved by the Compensation Committee.
In assessing Dr. Khandpur’s individual performance for 2025, the Compensation Committee determined that he met expectations across all key leadership and established operational priorities. The Compensation Committee considered his execution of the Company’s strategic initiatives, progress in achieving operational and financial performance during a difficult macroeconomic environment, and leadership of the management team. Based on this assessment, the Compensation Committee concluded that his individual performance drove the overall results of the Company and aligned with the objectives of our pay‑for‑performance program.
In evaluating Ms. Beggs’ individual performance for 2025, the Compensation Committee concluded that she met expectations in overseeing the Company’s financial stewardship and supporting its strategic and operational priorities. The Compensation Committee considered her leadership in managing the Company’s financial functions, maintaining strong financial discipline, effectively supporting shareholder engagement efforts, and contributing to the Company’s overall performance. Based on this assessment, the Compensation Committee determined that her individual performance was aligned with the goals of our compensation program and supported the Company’s results.
In reviewing Mr. Midea’s individual performance for the year, the Compensation Committee determined that he met expectations in leading the Company’s global operations, process improvement initiatives, and environmental, health and safety programs. The Compensation Committee considered his contributions to operational efficiency, manufacturing performance, and continued advancement of our safety culture. Based on this assessment, the Compensation Committee concluded that his individual performance supported the Company’s overall results and was aligned with the objectives of our compensation program.
Mr. Moh's 2025 Annual Incentive Program opportunities were based on a combination of business segment specific results and total Company results. As reflected in the graphs above, the opportunities were based 60% on business segment specific results and 40% on consolidated Avient results. Total attainment for our Color, Additives and Inks (“CAI”) business segment under the 2025 Annual Incentive Program was 24.6%, with the components consisting of (dollars in millions):
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COMPENSATION DISCUSSION AND ANALYSIS

2025 CAI Plan Annual Incentive Program* (Moh)
Measure	Weighting	Threshold	Target	Maximum	Results	Payout %
Adjusted Operating Income (CAI)	45.0%	$311.8	$335.3	$348.7	$298.4	0%
Adjusted Operating Income (consolidated)	10.0%	$351.1	$388.4	$409.8	$358.5	59.9%
Revenue Growth (CAI)	15.0%	$2,064.4	$2,135.6	$2,176.3	$2,009.6	0%
Revenue Growth (consolidated)	10.0%	$3,268.0	$3,381.2	$3,445.9	$3,226.9	0%
Strategic Priorities – Adjusted Operating Cash Flow (consolidated)	15.0%	$242.5	$303.1	$363.8	$317.7	124.1%
Strategic Priorities – Sustainability Objectives	5.0%	See above disclosure for more information about goals and achievements				0%
Total Attainment						24.6%
*Adjusted operating income (performance measures and results) reported in the table above was calculated with adjustments for foreign exchange (as noted on Appendix A) pursuant to the terms of the awards and as approved by the Compensation Committee.

In evaluating Mr. Moh’s individual performance for 2025, the Compensation Committee determined that he met expectations in his role as President of the CAI business segment. While the segment faced revenue challenges, the Compensation Committee considered his proactive leadership in implementing productivity measures and executing disciplined pricing strategies, which contributed to improved bottom‑line performance despite the top‑line environment. Based on this assessment, the Compensation Committee concluded that his individual performance supported the Company’s results and was aligned with the objectives of our compensation program.
Mr. Schneider's 2025 Annual Incentive Program opportunities (pro-rated for the year due to his joining the Company in September 2025) were based on a combination of business segment specific results and total Company results. As reflected in the graphs above, the opportunities were based 60% on business segment specific results and 40% on consolidated Avient results. Total attainment for our Specialty Engineered Materials (“SEM”) business segment under the 2025 Annual Incentive Program was 32.8%, with the components consisting of (dollars in millions):
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COMPENSATION DISCUSSION AND ANALYSIS

2025 SEM Plan Annual Incentive Program* (Schneider)
Measure	Weighting	Threshold	Target	Maximum	Results	Payout %
Adjusted Operating Income (SEM)	45.0%	$168.7	$182.6	$190.5	$161.3	0%
Adjusted Operating Income (consolidated)	10.0%	$351.1	$388.4	$409.8	$358.5	59.9%
Revenue Growth (SEM)	15.0%	$1,217.0	$1,259.0	$1,283.0	$1,221.0	54.7%
Revenue Growth (consolidated)	10.0%	$3,268.0	$3,381.2	$3,445.9	$3,226.9	0%
Strategic Priorities - Adjusted Operating Cash Flow (consolidated)	15.0%	$242.5	$303.1	$363.8	$317.7	124.1%
Strategic Priorities - Sustainability Objectives	5.0%	See above disclosure for more information about goals and achievements				0%
Total Attainment						32.8%
*Adjusted operating income (performance measures and results) reported in the table above was calculated with adjustments for foreign exchange (as noted on Appendix A) pursuant to the terms of the awards and as approved by the Compensation Committee.
In evaluating Mr. Schneider’s individual performance for 2025, the Compensation Committee considered his contributions following his mid third-quarter appointment as President of the SEM business segment. During this period, the Compensation Committee determined that he met expectations in assuming leadership of the segment, advancing key operational and commercial priorities, and ensuring a smooth transition into the organization. Based on this assessment, the Compensation Committee concluded that his individual performance supported the Company’s results and was aligned with the objectives of our compensation program.
All 2025 Annual Incentive Program payouts aligned with the actual performance achieved and the Compensation Committee determined no effect from the individual performance modifier for any NEO. The awards were made in accordance with the 2020 Plan. The following table shows, for each participating Named Executive Officer, the target 2025 Annual Incentive Program payout opportunity (pro-rated in the case of Mr. Schneider due to his joining the Company in September 2025), the percentage of such payout opportunity earned based on 2025 performance, and the dollar value of the actual payout:

2025 Annual Incentive Program Payouts
Named Executive Officer	2025 Target Opportunity ($)	Payout (%)	Payout ($)
Ashish K. Khandpur	1,460,808	51.6%	753,777
Jamie A. Beggs	461,055	51.6%	237,904
Woon Keat Moh	338,387	24.6%	83,243
M. John Midea	332,186	51.6%	171,408
David N. Schneider	85,068	32.8%	27,902
Long-Term Incentive. We provide long-term incentive compensation to our Named Executive Officers to directly tie the interests of these individuals to the interests of our shareholders. We also believe that long-term incentive compensation is an important retention tool. The 2025 long-term incentive awards were granted under the 2020 Plan.
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COMPENSATION DISCUSSION AND ANALYSIS
The individual long-term incentive target opportunities provided to our Named Executive Officers, which are reflected as a percentage of base salary, are typically established with consideration of our competitive market pay philosophy discussed in the “Executive Compensation Philosophy and Objectives” section of this proxy statement and intended to reward the Named Executive Officers for achieving specific performance objectives. The awards granted for 2025 under the 2020 Plan were based upon our closing stock price on February 19, 2025, except for Mr. Schneider's RSU grant described below, which was based on our closing stock price on September 11, 2025. The accounting value of each award was determined using the grant date of the award.
The Compensation Committee approved the following decisions with respect to the individual long-term incentive opportunities (expressed as a percentage of base salary) of the Named Executive Officers for 2025, which were in effect as of February 19, 2025 (the grant date of our annual long-term incentive awards): Dr. Khandpur – 527%; Ms. Beggs – 185%; Mr. Moh – 150%; and Mr. Midea – 140%. Mr. Schneider did not participate in these 2025 long-term incentive compensation program awards. Mr. Rathbun did not participate in these 2025 long-term incentive compensation program awards given his separation from the Company in February 2025 and, as further described below, Mr. Rathbun's outstanding long-term incentive awards were modified in connection with such separation.
Awards Granted in 2025. The Compensation Committee elected to make certain changes to the compensation vehicles and weightings, as compared to 2024, in order to reduce complexity and more closely align our long-term incentive compensation with the new Company strategy introduced in 2024. The compensation vehicles and weightings for 2025 are listed in the chart below. We removed stock appreciation rights (“SARs”) grants from our 2025 long-term incentive compensation in order to reduce complexity. We increased the weighing of the restricted stock units (“RSUs”) to 40%, compared to 35% in 2024, and we increased the weighing of the cash-settled performance units to 60%, compared to 30% in 2024. Of these two vehicles, the cash-settled performance units have performance conditions, as described in detail below. The cash-settled performance units are additionally subject to time-based vesting as described in detail below. The RSUs are time-based awards that generally vest ratably over three years, with one-third vesting on each of the first three anniversaries of the grant date.
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COMPENSATION DISCUSSION AND ANALYSIS

Long-Term Incentive Plan Vehicles and Weightings

Restricted Stock Units
40%
Cash Settled
Performance Units
60%

On February 19, 2025, we granted awards under the 2020 Plan to all of our Named Executive Officers, with the exception of Mr. Schneider, who started with the Company after this date, and Mr. Rathbun, who separated from the Company in February 2025. Details regarding these awards are described below.
Cash-Settled Performance Units. Cash-settled performance units provide an opportunity for employees to receive a cash bonus if specified performance measures are met for pre-defined performance periods. The Compensation Committee updated the performance measures for the 2025-2027 cash-settled performance unit awards, as compared to the 2024-2026 cash-settled performance unit awards, in order to more closely align with the Company's goals and shareholder expectations, as well as current market practice. The performance measures for the 2025-2027 cash-settled performance unit awards included adjusted EPS (weighted at 67%) and total shareholder return relative to our 2025 peer group identified above (“rTSR”) (rTSR weighted at 33%). The performance measure for the 2024-2026 cash-settled performance unit awards included only adjusted EPS. The Company added rTSR as a performance metric in the cash-settled performance unit awards in order to reward executives in alignment with shareholder value and more closely align the performance metrics with shareholder experience. We also updated the structure of the performance periods in the 2025-2027 cash-settled performance units awards, as compared to the 2024-2026 cash-settled performance unit awards. The 2024-2026 cash-settled performance unit awards included four performance periods, consisting of three annual performance periods and one three-year cumulative performance period. The 2025-2027 cash-settled performance unit awards include one three-year cumulative performance period and does not include any annual performance periods. This change was made with the intention of providing a long-term and visible target goal for our Named Executive Officers to achieve while reducing complexity in the plan design.
The attainment level for the cash-settled performance units will be certified at the end of the total three-year performance period. We established threshold, target and maximum adjusted EPS and rTSR goals for the three-year cumulative performance period. Participants earn, for the applicable performance period: (1) 100% of the target award of cash-settled performance units upon attainment of the target performance level; (2) 50% of the target award upon attainment of the threshold performance level; or (3) 200% of the target award upon
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COMPENSATION DISCUSSION AND ANALYSIS
attainment of the maximum (or greater) performance level. If final performance falls between the threshold and target or between target and maximum, earned award amounts will be interpolated. If threshold performance is not achieved for the three-year performance period, then no award will be paid to the participants. The foregoing description of performance levels applies to each of the adjusted EPS and rTSR metrics separately. In the 2025-2027 cash-settled performance unit awards, rTSR is defined as the percentile rank of Avient's total shareholder return as compared to the total shareholder returns for all members of Avient's peer group, which includes the 15 companies described in the “Executive Compensation Philosophy and Objectives” section above. Within the definition of rTSR, “total shareholder return” means a rate of return reflecting stock price appreciation, plus the reinvestment of dividends in additional shares of stock, from the beginning of the performance period through the end of the performance period, as further described in the award agreements. The target award (i.e. 100% payout) for rTSR was defined as the 50th percentile rank, the threshold (i.e. 50% payout) for rTSR was defined as the 25th percentile rank, and the maximum (i.e. 200% payout) for rTSR was defined as the 75th percentile rank. The cash-settled performance units do not pay out until the payment date in order to serve as a retention vehicle, and participants must generally be employed on the payment date to receive payment. The payment date will be a date in 2028 determined by the Compensation Committee (or its authorized delegate), which will occur no later than March 15, 2028.
We do not disclose the specific, forward-looking adjusted EPS goals that we established for the cash-settled performance units granted in 2025 in this proxy statement because (1) these goals relate to executive compensation to be earned and/or paid in future years and do not affect a fair understanding of the Named Executive Officers’ compensation for 2025 and (2) we believe that disclosure of such goals while the applicable performance period is ongoing would cause us competitive harm. However, we expect to disclose such goals in future proxy statements once the applicable performance periods have ended as part of our discussion and analysis about the amounts earned by the Named Executive Officers under these awards. In setting the applicable target levels, the Compensation Committee considered how achievement of the performance goals could be impacted by events expected to occur in the coming years. When establishing the specific goals for the adjusted EPS performance measure, we specifically considered how likely it will be for us to achieve the goals. We believe that the threshold goals have been established at levels that should be appropriately difficult to attain, and that the target goals will require considerable and increasing collective effort on the part of our employees, including our Named Executive Officers, to achieve. Achievement of the maximum goal is considered to be a stretch goal given current market conditions. If we attain the goals referenced above, we believe it will generate shareholder value. The performance unit grants made in 2025 for the Named Executive Officers are set forth in the 2025 Grants of Plan-Based Awards table of this proxy statement.
Stock-Settled Stock Appreciation Rights. As mentioned above, SARs were removed from our 2025 long-term incentive compensation. In 2023 and 2024, SARs were granted to participating NEOs. These SARs, when exercised by the Named Executive Officers, are settled in our common shares and have an exercise price equal to the closing market price of our common shares on the grant date. However, the SARs are subject to an appreciation cap of 200% of the initial grant date closing stock price. The general design for the 2023 and 2024 SARs was to vest one-third upon the later of: (1) achieving each of the following stock price hurdles and maintaining them for twenty consecutive trading days: 10%, 15% and 20% increase, respectively, over the initial grant date closing stock price; and (2) the satisfaction of time-based vesting requirements that lapse one-third on each of the first three anniversaries of the grant date, generally subject to the Named Executive Officer’s continued employment. For the 2023 SAR grants, the 10% and 15% stock price performance hurdles were achieved and have vested. For the 2024 SARs grants, each of the 10%, 15% and 20% stock price performance hurdles have been met, which means the 2024 SARs grants will vest in full upon the satisfaction of the time-based vesting requirements mentioned above. The SARs have an exercise term of ten years. The SARs granted in
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COMPENSATION DISCUSSION AND ANALYSIS
2023 and 2024 to the Named Executive Officers are set forth in the Outstanding Equity Awards at 2025 Fiscal Year-End table of this proxy statement.
Restricted Stock Units. RSUs are designed to promote share ownership and promote the retention of our executives. For the 2025 long-term incentive compensation program, the RSUs are time-based awards that generally vest ratably over three years, with one-third vesting on each of the first three anniversaries of the grant date, and are set forth in the 2025 Grants of Plan-Based Awards table of this proxy statement. In prior years, RSUs granted to Named Executive Officers generally vested in full on the third anniversary of the grant date. The Company elected to change the vesting schedule for RSUs in the 2025 long-term incentive compensation program in order to align to common market practice and to promote retention and leadership continuity.
Additional Award of Restricted Stock Units. On September 11, 2025, as part of his negotiated onboarding compensation package to induce him to join Avient and to offset unvested compensation forfeited with his prior employer, we granted an award of 14,000 RSUs to Mr. Schneider. The RSUs generally vest on the third anniversary of the grant date and are set forth in the 2025 Grants of Plan-Based Awards table of this proxy statement. Mr. Schneider did not receive any other long-term incentive awards in 2025.
Actions Taken on Awards Granted in Prior Years. In February 2026, the Compensation Committee reviewed, certified and approved the attainment level of cash-settled performance units granted in 2023 for the three-year performance period of January 1, 2023 through December 31, 2025. The four, equally weighted performance periods listed below were used in order to drive annual as well as cumulative performance. The cash-settled performance units were earned by achieving performance goals related to our adjusted EPS over each performance period. For retention purposes, the performance units generally could not be paid until the payment date approximately three years following the date of grant as approved by Compensation Committee (or its authorized delegate). The participating Named Executive Officers received a cash payout based on achieving 20% of the target level performance for the award, reflected below.

2023–2025 Cash-Settled Performance Units Performance Measure: Adjusted EPS
Performance Periods	Weighting	Threshold	Target	Maximum	Result	Payout %
January 1, 2023 – December 31, 2023	25%	$2.21	$2.45	$2.94	$2.36	82%
January 1, 2024 – December 31, 2024	25%	$2.69	$3.14	$3.91	$2.66	0%
January 1, 2025 – December 31, 2025	25%	$3.29	$4.01	$5.21	$2.82	0%
January 1, 2023 – December 31, 2025	25%	$8.19	$9.60	$12.06	$7.85	0%
Total Attainment						20%
* All financial measures (performance measures and results) reported in the table above were calculated with adjustments for acquisitions, divestitures and special items (as noted on Appendix A) pursuant to the terms of the program and as approved by the Compensation Committee. Adjusted EPS in the table above includes intangible asset amortization.
Actual payouts of the cash-settled performance units granted in 2023 to the Named Executive Officers under the 2020 Plan are set forth for 2025 in the “Non-Equity Incentive Plan Compensation” column of the 2025 Summary Compensation Table of this proxy statement.
Cash-settled performance units granted in 2024 and 2025 remaining outstanding.
All equity awards outstanding as of December 31, 2025 are set forth in the Outstanding Equity Awards at 2025 Fiscal Year-End table of this proxy statement.
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COMPENSATION DISCUSSION AND ANALYSIS
Other Aspects of Our Compensation Programs
The Compensation Committee, with support from management, also considers, adopts, reviews and revises executive officer benefit programs, promotions, and any individual agreements impacting the compensation and benefits of our Named Executive Officers. Please see the “Potential Payments Upon Termination or Change of Control” section of this proxy statement for more information. In addition, the Compensation Committee also oversees the governance of our compensation practices. The following section describes significant activities relating to the above that occurred in 2025.
Retirement Benefits. We offer the following retirement benefits to eligible employees and eligible Named Executive Officers as specified below. Additional details about these plans, as they apply to the Named Executive Officers, are included in the “2025 Nonqualified Deferred Compensation” section of this proxy statement.
•A defined contribution retirement benefit available to eligible United States employees (as defined in the plan document) through an Internal Revenue Code tax-qualified profit sharing/401(k) plan (referred to as the “Qualified Savings Plan”);
•An unfunded, nonqualified plan that provides benefits similar to the Qualified Savings Plan (referred to as the “Avient Supplemental Retirement Benefit Plan”), but without the Internal Revenue Code contribution and earnings limitations; and
•Canadian employees, including Mr. Moh, are eligible to participate in two defined contribution retirement programs: the Pension Plan for Employees of Avient Canada ULC (“Canadian Pension Plan”) and the Registered Retirement Savings Plan (“RRSP”). Avient contributes 4% of earnings to the Canadian Pension Plan for each employee, up to a limit prescribed by Canada Revenue Agency, which is CAD 35,390 for 2025. Employee contributions are not permitted in the Canadian Pension Plan. Contributions to the Canadian Pension Plan in excess of this limit are directed to the non-registered account, a feature available to all employees. Tax-qualified contributions to the RRSP are limited to CAD 32,490 for 2025, inclusive of Avient and employee contributions. Avient provides a matching contribution to each employee who participates in the plan, including Mr. Moh, of 50% of the employee’s contributions, up to 2% of earnings. Contributions in excess of this limit may be directed to the non-registered account. The benefits under the Canadian Pension Plan may be paid as a lump sum transfer to an approved locked-in retirement financial vehicle, or used to purchase a lifetime annuity. Benefits from the RRSP must be paid as cash (less withholding tax), transferred to another registered retirement savings plan, or used to purchase an annuity. Employees are immediately vested in company contributions to the plans.
Other Benefits. We provide other benefits to the Named Executive Officers that we believe are necessary to compete for executive talent. The additional benefits for the Named Executive Officers generally consist of limited reimbursement of expenses for financial planning and tax preparation and an annual physical examination. The specific amounts attributable to the 2025 other benefits provided to the Named Executive Officers are set forth in the “All Other Compensation” column of the 2025 Summary Compensation Table of this proxy statement. The benefit allowance and reimbursement of expenses for financial planning/tax preparation are treated as taxable income to the Named Executive Officers and are not grossed up by Avient. Tax gross-ups are provided for imputed income for spouse/guest travel.
We also provide other benefits such as medical, dental, life insurance and disability coverage to each United States-based Named Executive Officer, which are identical to the benefits provided to all other eligible United States-based employees (as defined in the plan document). We provide vacation and paid holidays to all
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COMPENSATION DISCUSSION AND ANALYSIS
employees, including the Named Executive Officers. The Named Executive Officers were each eligible for an annualized rate of four weeks of vacation in 2025.
We also provide additional benefits to our Named Executive Officers in special circumstances, such as the payment of relocation expenses, housing, and tax preparation fees and tax equalization costs in the event of an expatriate assignment. These expatriate benefits are provided to all employees who take an international assignment.
Appointment of Mr. Schneider. On September 8, 2025, Mr. Schneider was appointed as Senior Vice President, President of Specialty Engineered Materials. In connection with his appointment and negotiation, the Compensation Committee determined to provide Mr. Schneider with an initial base salary rate of $450,000 per year, a sign-on cash payment of $100,000 and the time-based grant of 14,000 RSUs described above. The sign-on cash payment and the RSUs were provided through negotiation to offset unvested compensation forfeited with his prior employer and in lieu of Mr. Schneider' participation in our standard 2025 long-term incentive program award. Further, Mr. Schneider began participation in 2025 in Avient’s annual cash incentive program as described above and in Avient’s other standard benefits and perquisites for executive officers, including relocation services, and will begin participation in Avient's long-term equity incentive program (with a target award of 120% of annual base salary) starting in 2026. Mr. Schneider is a party to a Management Continuity Agreement and participates in Avient’s Executive Severance Plan, and he is entitled generally to severance benefits under such arrangements pursuant to their terms, as further described below.
Retirement of Mr. Midea. On December 31, 2025, Mr. Midea retired from the Company. See the “2025 Nonqualified Deferred Compensation” section of this proxy statement for more information.
Departure of Mr. Rathbun. On February 21, 2025, Mr. Rathbun's service to the Company was terminated without cause due to the Company's change in strategic direction, which no longer requires the officer role in which he was serving. In connection with this departure, Mr. Rathbun received (in exchange for a release of claims and continued compliance with applicable restrictive covenants): (1) salary continuation payments of approximately $1,128,206 (including $28,206 in earned but unused vacation); (2) reimbursement (plus tax gross-up) for two years of continued health coverage under our plans in which he participated at the time of his termination; and (3) 12 months of outplacement benefits. Further, in recognition of Mr. Rathbun's contributions to the Company, and in exchange for an extension of Mr. Rathbun’s post-employment non-competition and non-solicitation covenants for an additional year, plus his commitment to provide consulting support to the Company, the Compensation Committee approved pro-rata, modified vesting of his outstanding RSUs, in accordance with the other terms of such awards, upon his departure. The intrinsic value of such modified RSUs is approximately $318,298.
Tax Considerations. Cash compensation, such as base salary and annual incentive compensation, is taxable to the recipient as ordinary income when earned, unless deferred under a company-sponsored deferral plan. Deferrals under Internal Revenue Code tax-qualified plans, such as a 401(k) plan, do not affect our current tax deduction. Deferrals under supplemental executive deferral plans delay our tax deduction until the deferred amount (and any accumulation thereon) is paid. Stock-settled SARs are generally taxable as ordinary income when exercised, RSUs are generally taxable as ordinary income when they vest, and cash-settled performance units are generally taxable as ordinary income when paid. We generally realize a tax deduction at those specified times, except where limited by Code Section 162(m), which generally disallows a federal income tax deduction to publicly traded companies like Avient for compensation in excess of $1 million per year paid to certain current and former executive officers. The Compensation Committee reviews potential tax implications before making decisions regarding compensation.
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COMPENSATION DISCUSSION AND ANALYSIS
Accounting Considerations. When reviewing preliminary recommendations and in connection with approving the terms of a given incentive plan period, management and the Compensation Committee review and consider the accounting implications of a given award, including the estimated expense and dilutive considerations. With consideration of the accounting treatment associated with an incentive plan design, management and the Compensation Committee may alter or modify the incentive award if the award (and the related accounting consequences) were to adversely affect our financial performance.
Stock Ownership and Retention Guidelines. In order to better align the financial interests of our executives with those of our shareholders, we believe our executives should own a meaningful number of Avient common shares. We have adopted Guidelines specifying a minimum level of stock ownership for all executives, including all Named Executive Officers.
For 2025, the Guidelines required all elected executives, including the continuing Named Executive Officers, to retain 100% of all net shares obtained through Avient as compensation for services provided. This requirement ceases when the Guidelines have been met, provided that an officer can only divest of a number of shares such that the Guidelines continue to be met. In general, shares counted toward required ownership include shares directly and indirectly held, shares and phantom shares held in our retirement or deferral plans, and RSUs and performance shares (only after the applicable performance measures are met). The specific levels of stock ownership for the continuing Named Executive Officers are noted in the following table. Executives are expected to accumulate the specified shares within five years of their becoming subject to the Guidelines. As of the date of this proxy statement, all Named Executive Officers meet the Guidelines. These policies, as they relate to our Directors, are discussed in the “Stock Ownership Guidelines for Non-Employee Directors” section of this proxy statement.

Name	Stock Ownership Target (in shares)	Total Share Ownership as of February 27, 2026
Ashish K. Khandpur	125,000	274,272
Jamie A. Beggs	45,000	81,798
Woon Keat Moh	20,000	35,578
David N. Schneider	20,000	20,591
As discussed in the “Stock Ownership Guidelines for Non-Employee Directors” section of this proxy statement, in December 2025, the Compensation Committee approved the “Updated Guidelines” in order to better align with current market practice. Compliance with the Updated Guidelines will be first measured as of May 1, 2026. Rather than owning a minimum number of shares, the Updated Guidelines provide that the Chief Executive Officer will be required to own a number of shares with value equal to at least five times the then-current annual base salary rate, the Chief Financial Officer will be required to own a number of shares with value equal to at least three times the then-current annual base salary rate, and Senior Vice Presidents will be required to own a number of shares with value equal to at least two times the then-current annual base salary rate. Annual compliance with the Updated Guidelines will be measured each year as of May 1. Covered executives are expected to make continuing progress towards compliance with the Updated Guidelines and to comply fully within five years of becoming subject to the Updated Guidelines. For purposes of our Updated Guidelines, the following types of share ownership and equity awards are included as shares owned: unrestricted shares directly or indirectly held, vested shares and phantom shares held in the Company's retirement plans, vested shares and phantom shares held in the Company's deferral plans, service-based restricted stock (whether vested or unvested), service-based restricted stock units (whether vested or unvested), and performance shares or other performance awards (only once the applicable performance criteria are met). All covered executives are required to retain 100% of all shares obtained through us, as compensation for services provided to us, until they meet the Updated Guidelines, with such percentage to be calculated after any reduction in the number of
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COMPENSATION DISCUSSION AND ANALYSIS
shares to be delivered as a result of any taxes and exercise costs relating to the shares (if applicable). This requirement to retain 100% of all shares obtained from us ceases once the covered executive has met the Updated Guidelines, as long as the Updated Guidelines continue to be met.
Timing with Respect to Equity Award Grants. We have adopted a policy with respect to the timing of the grant of equity awards (including grants to the Named Executive Officers), which policy provides that equity awards (including common stock, SARs and RSUs) are granted pursuant to approval by the Board or the Compensation Committee, or pursuant to authority delegated by the Board or the Compensation Committee to the Chief Executive Officer. Such grants generally are made at times when Avient is not in possession of material non-public information, and not during a “blackout period,” which is the period of time that is in close proximity to the release of financial or material non-public information. The policy further provides that, to the extent practicable, annual grants to existing employees should be approved at regularly scheduled meetings and that the grant price for any stock option or SAR (if any) shall not be less than the fair market value of Avient’s common shares on the grant date (which is generally defined as the closing price of our common shares on the grant date). Annual grant approvals typically occur in February of each year.
As a general matter, the Compensation Committee does not take material nonpublic information into account when determining the timing and terms of such awards. The grant process and timing described above is used to provide for a routine and regular grant practice regarding annual awards, and in order to make sure that the existence (or lack thereof) of material non-public information is not a material factor in decisions about the timing or size of SARs grants. Similarly, Avient has not timed the disclosure of material non-public information for the purpose of affecting the value of executive compensation. During 2025, the Company did not grant stock options or SARs to any Named Executive Officer during any period beginning four business days before and ending one business day after the filing of any Company periodic report on Form 10-Q or Form 10-K, or the filing or furnishing of any Company Form 8-K that disclosed any material non-public information.
Clawback Policy. The Company maintains and operates a Compensation Clawback Policy, which provides for the reasonably prompt recovery (or clawback) of certain excess incentive-based compensation received during an applicable three-year recovery period by current or former executive officers in the event Avient is required to prepare an accounting restatement due to the material noncompliance with any financial reporting requirement under the securities laws. Triggering events include accounting restatements to correct an error in previously issued financial statements that is material to such previously issued financial statements, or that would result in a material misstatement if the error were corrected in the current period or left uncorrected in the current period. Excess incentive-based compensation for these purposes generally means the amount of incentive-based compensation received (on or after October 2, 2023) by such executive officer that exceeds the amount of incentive-based compensation that would have been received by such executive officer had it been determined based on the restated amounts, without regard to any taxes paid. Incentive-based compensation potentially subject to recovery under the mandatory accounting restatement provisions of the Compensation Clawback Policy is generally limited to any compensation granted, earned or vested based wholly or in part on the attainment of one or more financial reporting measures.
In general, Avient may utilize a broad range of recoupment methods under the Compensation Clawback Policy for mandatory accounting restatement clawbacks. The Compensation Clawback Policy does not condition such clawback on the fault of the executive officer, but Avient is not required to clawback amounts in limited circumstances where the Compensation Committee has made a determination that recovery would be impracticable and (1) Avient has already attempted to recover such amounts but the direct expense paid to a third party in an effort to enforce the Compensation Clawback Policy would exceed the amount to be recovered, (2) the recovery of amounts would violate applicable home country law, or (3) the recovery would likely cause
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COMPENSATION DISCUSSION AND ANALYSIS
the non-compliance of a tax-qualified retirement plan under the Internal Revenue Code of 1986, as amended, and applicable regulations. Operation of the mandatory accounting restatement provisions of the Compensation Clawback Policy is subject to a brief phase-in process during the first few years after its effectiveness. Avient may not indemnify any such executive officer against the loss of such recovered compensation in the event of a mandatory accounting restatement.
Further, Avient continues to maintain a predecessor compensation clawback policy (the “Prior Clawback Policy”). The Prior Clawback Policy remains operational and applies to individuals and/or compensation not covered by or subject to the NYSE-compliant Compensation Clawback Policy. The Prior Clawback Policy will apply on a permissive basis in the event of an applicable accounting restatement plus qualifying misconduct that contributed to the accounting restatement (in which case Avient may require an executive officer to repay all incentive-based compensation that he or she received in excess of what would have been paid if the restated financial statements had originally been prepared without such material accounting restatement).
Insider Trading Policy. We have adopted an Insider Trading Policy and procedures applicable to our Directors, officers, and employees, and have implemented processes for the Company, that we believe are reasonably designed to promote compliance with insider trading laws, rules, and regulations, and the NYSE listing standards in connection with the purchase, sale and/or other dispositions of our securities.
Prohibition on Hedging and Pledging Our Securities. Our Insider Trading Policy prohibits Directors, officers and certain other employees of Avient from engaging in any speculative transactions involving Avient securities, including: (1) buying or selling options, warrants, puts or calls or similar instruments; (2) short sales; or (3) margin purchases of Avient securities.
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EXECUTIVE COMPENSATION
Executive Compensation
The following tables, narrative and footnotes discuss in more detail the compensation of our Named Executive Officers.
2025 Summary Compensation Table
The following table sets forth the compensation for the fiscal years ended December 31, 2025, December 31, 2024 and December 31, 2023, as applicable, for our Chief Executive Officer, our Chief Financial Officer, our three other most highly compensated executive officers serving as of December 31, 2025, and our former Senior Vice President, Mergers and Acquisitions.

Name and Principal Position (a)	Year (b)	Salary ($) (c)	Bonus ($) (d)	Stock Awards ($) (e)	Option Awards ($) (f)	Non-Equity Incentive Plan Compensation ($) (g)	All Other Compensation ($) (h)	Total ($) (i)
Ashish K. Khandpur, Chairman, President and Chief Executive Officer	2025	1,128,269	—	3,763,159	—	753,777	173,052	5,818,257
	2024	1,058,077	—	1,617,924	1,647,357	2,396,520	183,417	6,903,295
	2023	44,423	1,500,000	5,006,910	—	—	179	6,551,512
Jamie A. Beggs, Senior Vice President, Chief Financial Officer	2025	617,154	—	692,720	—	296,092	80,534	1,686,500
	2024	597,885	—	388,773	396,083	886,251	50,890	2,319,882
	2023	575,000	—	332,708	332,439	644,606	51,433	1,936,186
Woon Keat Moh, Senior Vice President, President of CAI (1)	2025	522,696	—	468,149	—	112,235	416,960	1,520,040
M. John Midea, Former Senior Vice President, Global Operations and Process Improvement	2025	513,058	—	436,764	—	212,241	70,970	1,233,033
	2024	497,115	—	245,438	249,637	637,874	45,515	1,675,579
	2023	475,000	—	233,969	233,024	457,894	43,253	1,443,140
David N. Schneider, Senior Vice President, President of SEM	2025	143,654	100,000	526,260	—	27,902	250,280	1,048,096
Joel R. Rathbun, Former Senior Vice President, Mergers and Acquisitions (2)	2025	80,385	—	318,298	—	—	1,186,670	1,585,353
	2024	547,500	—	308,270	313,900	803,586	40,619	2,013,875
	2023	525,000	—	294,071	294,446	516,119	36,807	1,666,443
(1) As a permanent resident of Canada, certain of Mr. Moh's compensation is paid in Canadian Dollars (CAD). For purposes of any disclosures in this proxy statement, any amounts paid to Mr. Moh in CAD were converted to United States Dollars (USD) using the average 2025 CAD/USD exchange rate of 1.3973 CAD to 1 USD found at www.federalreserve.gov.
(2) See the “Potential Payments Upon Termination or Change of Control—Executive Departure Compensation” section of this proxy statement for more information regarding Mr. Rathbun's separation.
Bonus (column (d))
The amounts reported in the “Bonus” column relate to, for 2025, sign-on compensation consisting of a cash payment of $100,000 to Mr. Schneider in connection with his service as Senior Vice President, President of SEM.
Stock Awards (column (e))
The amounts reported in the “Stock Awards” column relate to, for 2025, time-vested stock-settled RSUs granted to the Named Executive Officers in 2025 and the portion of the cash-settled performance unit awards granted to the Named Executive Officers in 2025 that is related to rTSR. These awards are described more fully in the “What We Pay and Why: Elements of Compensation” section of this proxy statement.
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EXECUTIVE COMPENSATION
The amounts reported for 2025 represent the aggregate grant date fair value of those stock awards determined pursuant to FASB ASC Topic 718. Accordingly, this column includes amounts for awards that have not yet vested. The maximum grant date fair values for the rTSR portion of the cash-settled performance unit awards in 2025 would be $2,191,266 for Dr. Khandpur, $439,560 for Ms. Beggs, $297,000 for Mr. Moh, and $277,200 for Mr. Midea. For information regarding the assumptions used in determining the fair value of certain stock awards, please refer to Note 12, Share-Based Compensation, in our Annual Report on Form 10-K for the fiscal year ended December 31, 2025. In addition, for Mr. Rathbun, the amount reported for 2025 for this column includes the incremental fair value of his modified 2023 and 2024 RSUs, as further described in a footnote to the table above and in narrative below.
Avient cautions that the amounts reported for these awards may not represent the amounts that the Named Executive Officers will actually realize from these awards. To what extent a Named Executive Officer realizes value will depend on our stock price and continued employment. The value actually realized upon a vesting of RSUs for the Named Executive Officers in 2025 is reflected in the 2025 Option Exercises and Stock Vested table of this proxy statement.
Option Awards (column (f))
Avient cautions that the amounts reported for these awards may not represent the amounts that the Named Executive Officers will actually realize from the awards. To what extent a Named Executive Officer realizes value will depend on our stock price and continued employment.
Non-Equity Incentive Plan Compensation (column (g))
The amounts reported in the “Non-Equity Incentive Plan Compensation” column for 2025 include amounts earned by Named Executive Officers (as applicable) under the 2025 Annual Incentive Program (and paid in February 2026), and for cash-settled performance units granted on February 17, 2023 under the 2023 – 2025 Long-Term Incentive Program (and paid in February 2026). The terms of the 2025 Annual Incentive Program and the 2023 – 2025 Long-Term Incentive Program cash-settled performance units are described more fully in the “What We Pay and Why: Elements of Compensation” section of this proxy statement. The payouts earned by the participating Named Executive Officers under both plans (as applicable) are below.

Name	2025 Annual Incentive Program ($)	2023 – 2025 Cash-Settled Performance Units ($)
Ashish K. Khandpur	753,777	—
Jamie A. Beggs	237,904	58,188
Woon Keat Moh	83,243	28,992
M. John Midea	171,408	40,833
David N. Schneider	27,902	—
Joel R. Rathbun	—	—
All Other Compensation (column (h))
The amounts reported in the “All Other Compensation” column for 2025 reflect, for each Named Executive Officer, the sum of (1) the amounts contributed by Avient to the Qualified Savings Plan, the Avient Supplemental Retirement Benefit Plan, the RRSP, and the Canadian Pension Plan, which are calculated on the same basis for all participants, including the Named Executive Officers, (2) limited tax gross-ups, (3) severance amounts owed by the Company, and (4) the incremental cost to Avient of all other executive benefits that are required to be reported by SEC rules. The material provisions of the Qualified Savings Plan and the Avient Supplemental Retirement Benefit Plan are described in the “2025 Nonqualified Deferred Compensation” section of this proxy statement. The material provisions of the RRSP and the Canadian Pension Plan can be found in the “Other Aspects of Our Compensation Programs” section of this proxy statement. The material provisions of the Company's Executive Severance Plan are described in the “Potential Payments Upon Termination or Change of Control—Executive Severance Plan” section of this proxy statement.
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EXECUTIVE COMPENSATION
The narrative following the table below describes these components of All Other Compensation:

Name	Company Contributions to Retirement Plans ($)	Company Contributions to Avient Supplemental Retirement Benefit Plan ($)	Tax Gross-ups ($)	Standard Expatriate Benefits ($)	Relocation Benefits ($)	Severance Benefits ($)	Other Benefits ($)
Ashish K. Khandpur	15,750	142,459		—		—	14,843
Jamie A. Beggs	15,750	49,959	—	—	—	—	14,826
Woon Keat Moh	61,298	—	315,152	37,360	—	—	3,150
M. John Midea	15,750	34,662	—	—	—	—	20,559
David N. Schneider	779	—	55,060	—	193,681	—	761
Joel R. Rathbun	15,750	23,886	—	—	—	1,104,894	42,140

Company Contributions to Retirement Plans. Avient makes certain contributions on behalf of all eligible participants in the United States, including the Named Executive Officers other than Mr. Moh, in accordance with the Qualified Savings Plan. Avient also makes certain contributions on behalf of eligible participants in Canada, including Mr. Moh, in accordance with the RRSP ($37,100 for Mr. Moh in 2025) and the Canadian Pension Plan ($24,198 for Mr. Moh in 2025).
Company Contributions to Avient Supplemental Retirement Benefit Plan. Avient makes certain contributions on behalf of all eligible participants, including the Named Executive Officers, under the Avient Supplemental Retirement Benefit Plan.
Tax Gross-ups. Although Mr. Moh is not on expatriate assignment, because his work location in the United States subjects him to the tax regimes of multiple countries, Mr. Moh’s tax gross-up was provided pursuant to Avient’s practice to reimburse executives for taxes and expenses incurred in connection with similar expatriate assignments. Mr. Schneider's tax gross-up was provided pursuant to Avient's practice to reimburse executives for taxes and expenses incurred in connection with relocation.
Standard Expatriate Benefits. Avient provides benefits to employees, including Named Executive Officers, related to expenses incurred in connection with expatriate assignments. Although Mr. Moh is not on expatriate assignment, he received expatriate benefits because his work location in the United States required expenses to be incurred related to visa renewal fees, medical plan costs, and tax preparation fees. Avient reimbursed these costs to Mr. Moh in line with its practice for executives with similar expatriate assignments.
Relocation Benefits. Avient provides a benefit to employees, including Named Executive Officers, related to covering expenses incurred in connection with relocation. Mr. Schneider's benefits for relocation expenses resulted from his relocation in connection with his appointment as Senior Vice President, President of SEM on September 8, 2025, and included costs and expenses related to the sale of his prior residence ($86,545), moving services ($40,274), temporary living expenses ($30,135), a lump sum payment to cover general relocation and related costs and expenses ($25,663), and additional general relocation and related costs and expenses ($11,063).
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Severance Benefits. The material provisions of the Company's Executive Severance Plan are described in the “Potential Payments Upon Termination or Change of Control—Executive Severance Plan” section of this proxy statement.
Other Benefits. Certain additional limited benefits are made available to executives, including the Named Executive Officers. The aggregate incremental value of those benefits is included for each Named Executive Officer in the “All Other Compensation” column of the 2025 Summary Compensation Table, but the individual values for each item are not required to be disclosed under SEC rules because none exceeded the greater of $25,000 or 10% of the total amount of perquisites and personal benefits for each Named Executive Officer. In general, other benefits include taxable reimbursement to the Named Executive Officers for financial planning and tax preparation (used by all Named Executive Officers, except for Mr. Schneider) and earned but unused vacation for Mr. Rathbun. Avient also makes available executive physicals to all Named Executive Officers (used by all Named Executive Officers except for Dr. Khandpur and Mr. Schneider).
2025 Grants of Plan-Based Awards

Name (a)	Grant Date (b)	Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards			Stock Awards: Number of Shares of Stock or Units (#) (i)	Grant Date Fair Value of Stock Awards ($) (j)
		Threshold ($) (c)	Target ($) (d)	Maximum ($) (e)	Threshold ($) (f)	Target ($) (g)	Maximum ($) (h)
A.K. Khandpur	—	18,260 (1)	1,460,808 (1)	2,921,616 (1)	—	—	—	—	—
	2/19/2025	1,112,234 (2)	2,224,467 (2)	4,448,934 (2)	547,817 (3)	1,095,633 (3)	2,191,266 (3)	1,095,633	1,238,065 (3)
	3/4/2025	105,927 (2)	211,854 (2)	423,708 (2)	52,173 (3)	104,346 (3)	208,692 (3)	104,346	117,911 (3)
	2/19/2025	—	—	—	—	—	—	50,410 (4)	2,213,503
	3/4/2025	—	—	—	—	—	—	4,800 (4)	193,680
J.A. Beggs	—	5,763 (1)	461,055 (1)	922,110 (1)				—	—
	2/19/2025	223,110 (2)	446,220 (2)	892,440 (2)	109,890 (3)	219,780 (3)	439,560 (3)	219,780	248,351 (3)
	2/19/2025	—	—	—	—	—	—	10,120 (4)	444,369
W.K. Moh	—	4,230 (1)	338,387(1)	676,774 (1)	—	—	—	—	—
	2/19/2025	150,750 (2)	301,500 (2)	603,000 (2)	74,250 (3)	148,500 (3)	297,000 (3)	148,500	167,805 (3)
	2/19/2025	—	—	—	—	—	—	6,840 (4)	300,344
J.M. Midea	—	4,152 (1)	332,186 (1)	664,372 (1)	—	—	—	—	—
	2/19/2025	140,700 (2)	281,400 (2)	562,800 (2)	69,300 (3)	138,600 (3)	277,200 (3)	138,600	156,618 (3)
	2/19/2025	—	—	—	—	—	—	6,380 (4)	280,146
D.N. Schneider	—	1,063 (1)	85,068 (1)	170,136 (1)	—	—	—	—	—
	9/8/2025	—	—	—				14,000 (5)	526,260
J.R. Rathbun	2/11/2025	—	—	—	—	—	—	(6)	204,696
	2/11/2025	—	—	—	—	—	—	(6)	113,602
Estimated Future Payouts Under Non-Equity Incentive Plan Awards (columns (c), (d) and (e))
(1)2025 Annual Incentive Program Opportunities. The amounts located in the first row for each Named Executive Officer represent the cash-based award opportunities granted to the Named Executive Officer in 2025 under the 2025 Annual Incentive Program, as further described in the “2025 Annual Incentive” section of the “Compensation Discussion and Analysis.” For purposes of this table and threshold level disclosure, we assumed that the lowest weighted portion of a metric achieved the threshold level of attainment. Additionally, negative discretion can be used to reduce the payment to zero. The actual amount earned by each Named Executive Officer for 2025 is included in the “Non-Equity Incentive Plan Compensation” column of the 2025 Summary Compensation Table of this proxy statement.
(2)Cash-Settled Performance Units. The amounts located in the second row for each Named Executive Officer represent the adjusted EPS portion of the cash-settled performance units granted to the Named Executive Officers on February 19, 2025 as part of our 2025 long-term incentive award under the 2020 Plan, as further described in the “Awards Granted in 2025” section of the “Compensation Discussion and Analysis.” Each performance unit is equal in value to $1.00. For purposes of this table and
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threshold level disclosure, we assumed that the adjusted EPS performance metrics achieved the threshold level of attainment. The cash-settled performance unit grants for Dr. Khandpur represent a single grant of cash-settled performance units that was granted on two separate dates.
Estimated Future Payouts Under Equity Incentive Plan Awards (columns (f), (g), (h), and (j))
(3)Cash-Settled Performance Units. The amounts located in the second row for each Named Executive Officer represent the rTSR portion of the cash-settled performance units granted to the Named Executive Officers on February 19, 2025 as part of our 2025 long-term incentive award under the 2020 Plan, as further described in the “Awards Granted in 2025” section of the “Compensation Discussion and Analysis.” Each performance unit is equal in value to $1.00. For purposes of this table and threshold level disclosure, we assumed that the rTSR performance metrics achieved the threshold level of attainment. The cash-settled performance unit grants for Dr. Khandpur represent a single grant of cash-settled performance units that was granted on two separate dates. The amounts in column (j) represent the grant date fair value of the rTSR portion of the cash-settled performance units, calculated in accordance with FASB ASC Topic 718.
Stock Awards: Number of Shares of Stock or Units (RSUs) (column (i))
(4)Annual Grant of RSUs. These amounts represent stock-settled RSUs granted to the Named Executive Officers on February 19, 2025 as part of our 2025 long-term incentive award under the 2020 Plan, as further described in the “Awards Granted in 2025” section of the “Compensation Discussion and Analysis.” The RSUs have dividend equivalent rights that entitle the grantee to dividend equivalents on each share of our common stock underlying the award equal to the dividend per share declared and paid on our issued and outstanding shares of common stock. The dividend equivalent rights are subject to the same restrictions as the underlying RSUs. The RSU grants for Dr. Khandpur represent a single grant of RSUs that was granted on two separate dates.
(5)Grant of RSUs. This amount represents a September 11, 2025 grant of stock-settled RSUs to Mr. Schneider. The RSUs have dividend equivalent rights that entitle the grantee to dividend equivalents on each share of our common stock underlying the award equal to the dividend per share declared and paid on our issued and outstanding shares of common stock. The dividend equivalent rights are subject to the same restrictions as the underlying RSUs. This grant is described in the “What We Pay and Why: Elements of Compensation” section of this proxy statement.
(6)Modification of RSUs in Connection with Separation. In consideration of Mr. Rathbun's contributions to the Company, and in exchange for a release of claims from Mr. Rathbun, an extension of Mr. Rathbun's post-employment non-competition and non-solicitation covenants for an additional year, and his commitment to provide transition support to the Company, Avient modified certain RSU awards previously granted to Mr. Rathbun that would have otherwise been forfeited under the terms of the applicable grant agreements. The values shown for the modified RSUs impact the following: 7,850 RSUs originally granted on February 22, 2024 (row 2) and 6,850 RSUs originally granted on February 17, 2023 (row 1). The modifications were based upon the period of time that Mr. Rathbun was employed by Avient from the original grant date of the award through February 11, 2025 (the modification date).
Narrative Disclosure Relating to the 2025 Summary Compensation Table and the 2025 Grants of Plan-Based Awards Table
For information regarding the amount of salary and bonus compensation in proportion to total compensation, see the “What We Pay and Why: Elements of Compensation” section of this proxy statement. For information regarding the Management Continuity Agreements, see the “Potential Payments Upon Termination or Change of Control” section of this proxy statement. For more information about the 2025 modification of Mr. Rathbun's outstanding 2023 and 2024 incentive awards, please see Compensation Discussion and Analysis section of this proxy statement, the footnotes and narrative to the 2025 Summary Compensation Table, and the “Potential Payments Upon Termination or Change of Control” disclosure below.

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Outstanding Equity Awards at 2025 Fiscal Year-End

Name	Grant Date	Option Awards					Stock Awards
		Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercise-able (1)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#) (1)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock that have not Vested (2) (#)	Market Value of Shares or Units of Stock that have not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights that Have Not Vested (3) (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights that Have Not Vested (3) ($)
A.K. Khandpur	12/1/2023	—	—	—	—	—	74,936	2,341,001	—	—
	2/22/2024	—	—	—	—	—	43,506	1,359,127	—	—
	2/19/2025	—	—	—	—	—	51,999	1,624,449	—	—
	3/4/2025	—	—	—	—	—	4,954	154,763	—	—
	2/19/2025	—	—	—	—	—	—	—	1,095,633	1,095,633
	3/4/2025	—	—	—	—	—	—	—	104,346	104,346
	2/22/2024	44,433	88,867	—	39.27	2/22/2034	—	—	—	—
J.A. Beggs	2/17/2023	—	—	—	—	—	8,409	262,697	—	—
	2/22/2024	—	—	—	—	—	10,458	326,708	—	—
	2/19/2025	—	—	—	—	—	10,440	326,146	—	—
	2/19/2025	—	—	—	—	—	—	—	219,780	219,780
	2/08/2021	27,200	—	—	42.27	2/08/2031	—	—	—	—
	2/14/2022	—	—	22,300	52.64	2/14/2032	—	—	—	—
	2/17/2023	17,500	—	8,750	42.93	2/17/2033	—	—	—	—
	2/22/2024	10,683	21,367	—	39.27	2/22/2034	—	—	—	—
W.K. Moh	2/17/2023	—	—	—	—	—	4,236	132,333	—	—
	2/22/2024	—	—	—	—	—	5,705	178,224	—	—
	2/19/2025	—	—	—	—	—	7,057	220,461	—	—
	2/19/2025	—	—	—	—	—	—	—	148,500	148,500
	2/10/2016	1,870	—	—	24.98	2/10/2026	—	—	—	—
	2/15/2017	2,170	—	—	34.10	2/15/2027	—	—	—	—
	2/14/2018	1,920	—	—	41.89	2/14/2028	—	—	—	—
	2/11/2019	5,100	—	—	31.54	2/11/2029	—	—	—	—
	2/10/2020	12,200	—	—	31.48	2/10/2030	—	—	—	—
	2/08/2021	13,750	—	—	42.27	2/08/2031	—	—	—	—
	2/14/2022	—	—	11,600	52.64	2/14/2032	—	—	—	—
	2/17/2023	8,733	—	4,367	42.93	2/17/2033	—	—	—	—
	2/22/2024	5,816	11,634	—	39.27	2/22/2034	—	—	—	—
J.M. Midea	2/19/2025	—	—	—	—	—	—	—	46,200	46,200
	2/11/2018	10,000	—	—	41.89	2/11/2028	—	—	—	—
	2/08/2021	19,250	—	—	42.27	2/08/2031	—	—	—	—
	2/14/2022	—	—	15,650	52.64	2/14/2032	—	—	—	—
	2/17/2023	12,266	—	5,871	42.93	2/17/2033	—	—	—	—
	2/22/2024	6,733	10,427	—	39.27	2/22/2034	—	—	—	—
D.N. Schneider	9/11/2025	—	—	—	—	—	14,231	444,576	—	—
J.R. Rathbun	—	—	—	—	—	—	—	—	—	—
(1)Amounts in these columns represent stock-settled SARs that vest in one-third increments, with each one-third increment vesting on the later of (a) the first, second and third anniversary of the grant date, respectively and (b) the achievement of a stock price hurdle (based on Avient’s closing stock price and sustained for thirty consecutive trading days for all grants except the February 17, 2023 and February 22, 2024 grants for which the stock price hurdle must be sustained for twenty consecutive trading days) applicable to that increment. As of December 31, 2025, all stock price hurdles have been met for all SAR grants made prior to 2022, none of the stock price
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hurdles have been met for the 2022 SAR grants, two out of three stock price hurdles have been met for the 2023 SAR grants, and all three stock price hurdles have been met for the 2024 SAR grants. SAR grants for which stock price hurdles have been met vest in one-third increments on the first, second and third anniversary of the grant date.
(2)Amounts in this column represent stock-settled RSU awards that generally vest in full on the third anniversary of the grant date, with the exception of the December 1, 2023 grant to Dr. Khandpur which vests ratably over four years and the February 19, 2025 grants which vest ratably over three years. The awards include shares deemed purchased with reinvested dividend equivalents that are subject to the same forfeiture conditions as the shares to which the dividends relate. The amounts in this column include all dividend equivalents declared from 2023 through 2025 attributable to the awards (including the fourth quarter dividend declared on October 8, 2025 to shareholders of record on December 12, 2025, which was paid on January 7, 2026).
(3)Amounts in these columns represent the portion of the cash-settled performance units granted on February 19, 2025 related to rTSR. These awards are described more fully in the “What We Pay and Why: Elements of Compensation” section of this proxy statement. The performance unit grants for Dr. Khandpur represent a single grant of performance units that was granted on two separate dates.

 2025 Option Exercises and Stock Vested

Name (a)	Option Awards		Stock Awards
	Number of Shares Acquired on Exercise (#) (b)	Value Realized on Exercise ($) (c)	Number of Shares Acquired on Vesting (#) (d)	Value Realized on Vesting ($) (e)
A.K. Khandpur	—	—	37,147	1,137,070
J.A. Beggs	—	—	6,849	294,439
W.K. Moh	—	—	3,563	153,173
J.M. Midea	—	—	16,346	567,084
D.N. Schneider	—	—	—	—
J.R. Rathbun	5,331	232,320	12,432	537,536
Option Awards (columns (b) and (c))
Column (b) reports exercises of SARs during 2025 on an aggregate basis. The value realized on exercise (column (c)) was computed based on the difference between the closing stock price of the underlying securities at exercise and the base price of the SARs. The number of SARs withheld to cover taxes and the exercise price, and the net number of shares acquired as a result of SAR exercises during 2025 is as follows: Mr. Rathbun - 2,365 SARs and 2,966 shares.
Stock Awards (columns (d) and (e))
Column (d) reports the vesting of RSUs during 2025 on an aggregate basis. For all applicable Named Executive Officers except Dr. Khandpur and Messrs. Midea and Rathbun, the stock awards include RSUs that were granted on February 14, 2022 and vested on February 14, 2025. For Dr. Khandpur, the stock awards reflect RSUs that were granted in recognition of his appointment as President and Chief Executive Officer on December 1, 2023, and which vest ratably over four years. For Mr. Midea, the stock awards reflect RSUs that were granted on February 14, 2022 and vested on February 14, 2025, as well as the pro-rata vesting of RSUs that were granted on February 17, 2023, February 22, 2024, and February 19, 2025, in accordance with the standard terms of each award in relation to Mr. Midea's retirement from the Company on December 31, 2025. For Mr. Rathbun, the stock awards reflect RSUs that were granted on February 14, 2022 and vested on February 14, 2025, as well as the pro-rata modified vesting of RSUs that were granted on February 17, 2023 and February 22, 2024. See the “Potential Payments Upon Termination or Change of Control—Executive Departure Compensation” section of this proxy statement for more information. The amounts in these columns include shares awarded through a dividend equivalent feature under the applicable award.
The value realized on vesting (column (e)) was computed by multiplying the number of vested RSUs, including the corresponding dividend equivalents, by the closing stock price of the underlying securities on the vesting date. The number of shares withheld to cover taxes is as follows: Dr. Khandpur - 16,475; Ms. Beggs - 3,038; Mr. Moh - 1,907; Mr. Midea - 7,213 (5,082 of which are estimated for RSUs vested in 2025 that will be paid in 2026); and Mr. Rathbun - 4,399 (2,221 of which are estimated for RSUs vested in 2025 that will be paid in 2026).
2025 Non-Qualified Deferred Compensation
We offer a defined contribution retirement benefit to all eligible Avient employees in the United States through the Qualified Savings Plan. The Qualified Savings Plan provides employees with individual retirement accounts funded by contributions including an employer-paid match on employee contributions equal to 100% of the first 3% of earnings the employee contributes plus 50% of the next 3% of earnings the employee contributes. The Internal Revenue Code limits employee contributions to the Qualified Savings Plan to $23,500 ($31,000 for
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participants over age 50), and earnings upon which employee/employer contributions may be made are limited to $350,000 in 2025.
We currently offer participation in a non-qualified deferred compensation retirement plan, called the Avient Supplemental Retirement Benefit Plan (“Supplemental Plan”), to specified employees that include the Named Executive Officers. This plan is an unfunded, non-qualified plan that provides benefits similar to our Qualified Savings Plan, but without Internal Revenue Code contribution and earnings limitations. The Named Executive Officers are permitted to elect to defer up to 90% of their salary and annual bonus between the Qualified Savings Plan and the Supplemental Plan. The amounts deferred are credited to accounts selected by the Named Executive Officer that generally mirror the investment alternatives available in our Qualified Savings Plan except for an interest crediting fund based on corporate bond yields limited to 120% of the applicable federal rate. Each Named Executive Officer who participates in the Avient Supplemental Retirement Benefit Plan is 100% vested in that portion of their account that is attributable to elective deferrals and the Company match. A Named Executive Officer’s vested Supplemental Plan accounts will commence to be paid to them within 30 days of the date of their termination of employment with us in the form of payment they selected (lump-sum payment or payment in installments over a period not exceeding 10 years) on an election form received by us. The Avient Supplemental Retirement Benefit Plan is also subject to the rules of Code Section 409A, which restricts the timing of distributions. Thus, payment, or commencement of payment, to the Named Executive Officers of their accounts may need to be delayed by six months following their separation from service with us.
In 2019, our Board approved an amendment to the Avient Supplemental Retirement Benefit Plan to add a Company stock fund investment feature to mirror the investment alternatives available under the Qualified Savings Plan. This feature also provides for deemed reinvestment of dividend equivalents on amounts attributed to the Company stock fund. The plan requires the payout of balances deemed invested in the Company stock fund at the time of distribution to be in the form of Company common shares (or cash for fractional shares).

Name	Aggregate Balance at 12/31/2024(1) ($)	Executive Contributions in Last FY(2) ($)	Registrant Contributions in Last FY(3) ($)	Aggregate Earnings in Last FY(4) ($)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last FYE(1)(5) ($)
A.K. Khandpur	169,522	903,899	142,459	196,965	—	1,412,845
J.A. Beggs	3,046,782	553,137	49,959	487,901	—	4,137,779
W.K. Moh	—	—	—	—	—	—
M.J. Midea	968,447	122,664	34,662	93,562	—	1,219,335
D.N. Schneider	—	—	—	—	—	—
J.R. Rathbun	1,963,183	79,461	23,886	140,269	2,206,799	—
(1) Includes the following amounts reported as “Salary,” “Non-Equity Incentive Plan Compensation,” or “All Other Compensation” for the Named Executive Officers in our summary compensation tables for prior fiscal years: $158,725 for Dr. Khandpur; $2,621,772 for Ms. Beggs; $54,895 for Mr. Midea; and $496,568 for Mr. Rathbun.
(2) These reflect actual amounts earned by the Named Executive Officers in 2025 that have been deferred on a voluntary basis. All amounts reflected in this column are included in the 2025 Summary Compensation Table of this proxy statement as “Salary” or “Non-Equity Incentive Plan Compensation.”
(3) This column contains contributions by us in the last fiscal year under the Avient Supplemental Retirement Benefit Plan, which provides for benefits in excess of amounts permitted to be contributed under our Qualified Savings Plan. All of the amounts in this column are included in the “All Other Compensation” column of the 2025 Summary Compensation Table of this proxy statement.
(4) Because amounts included in this column do not include above-market or preferential earnings, none of these amounts are included in the 2025 Summary Compensation Table of this proxy statement.
(5) A portion of the balance reflected in the table represents amounts earned by the Named Executive Officers, which they have elected to defer on a voluntary basis.

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Potential Payments Upon Termination or Change of Control
Summary of Potential Payments
Our plans, agreements, arrangements or typical practices would provide severance benefits to our still-serving Named Executive Officers in varying amounts to the executive under certain scenarios. We do not have employment agreements with our Named Executive Officers. We do have management continuity agreements (“Continuity Agreements”) with each of our continuing Named Executive Officers that provide for specified benefits upon a termination of employment following a change of control, and each of our continuing Named Executive Officers participates in our Executive Severance Plan. Further, other Company plans, agreements and arrangements may provide for specified benefits upon a change of control (or for acceleration of such benefits). Severance and other benefits that are payable upon a termination of employment or upon a change of control are described below. The table following this narrative discussion summarizes the amounts payable upon termination or a change of control under certain circumstances to our Named Executive Officers who were still serving on December 31, 2025 (other than Mr. Midea), assuming that the executive’s employment terminated on December 31, 2025.
Management Continuity Agreements
We have entered into Continuity Agreements with all of our elected corporate officers, including each of the Named Executive Officers. The Continuity Agreements serve to encourage key executives to carry out their duties and provide continuity of management in the event of a “change of control” of Avient. The participating Named Executive Officers are provided with severance protection for a period of three years (for Dr. Khandpur) and two years (for Messrs. Moh and Schneider, and Ms. Beggs) should their employment be terminated either by us without cause or by the executive for good reason following a change of control. The Continuity Agreements are automatically renewed each year unless we give prior notice of termination and do not provide any assurance of continued employment. For these purposes, “change of control”, “cause” and “good reason” have the meanings ascribed to such terms in the Continuity Agreements. Each of Messrs. Midea and Rathbun was also a party to a Continuity Agreement under terms similar to those for Messrs. Moh and Schneider during his respective employment.
If a change of control occurs and the participating Named Executive Officer’s employment is terminated by us or a successor for reasons other than “cause” or is terminated voluntarily by the individual for “good reason,” in each case during the severance protection period, then the Continuity Agreements generally provide that the individual would be entitled to receive:
•A lump-sum payment equal to two or three years (depending on the executive) of the base salary in effect immediately prior to the change of control, or if greater, on the termination date;
•A lump-sum payment equal to two or three times (depending on the executive) the executive’s targeted annual incentive amount, as that term is defined the Continuity Agreement, in effect prior to the change of control;
•Employee health and welfare benefits (excluding the long-term disability plan) for up to two or three years (depending on the executive) at active employee rates;
•An allowance equal to one year of financial planning/tax preparation that the executive was entitled to receive prior to the change of control; and
•A lump-sum payment equal to the employer contributions required to be made to certain retirement plans on behalf of the executive for the year of the change of control or the year of termination.
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None of the agreements contain a single trigger or a modified single trigger for benefits. The Continuity Agreements do not provide for benefits upon death or disability following a change of control. The Continuity Agreements also do not provide for tax gross-ups for any excise taxes due under the Internal Revenue Code for any so-called “golden parachute” payments made under the agreements.
To the extent a payment or benefit that is paid or provided under a Continuity Agreement would also be paid or provided under the terms of another plan, program, agreement, arrangement or legal requirement, the executive would be entitled to payment under the Continuity Agreement or such other applicable plan, program, agreement, arrangement or legal requirement, whichever provides for greater benefits, but would not be entitled to benefits under both the Continuity Agreement and such other plan, program, agreement, arrangement or legal requirement.
In addition, in order to receive payment and benefits under the Continuity Agreement, the participating Named Executive Officer must execute a release of claims against Avient and comply with confidentiality, non-compete and non-solicitation covenants for two or three years, depending on the executive.
Executive Severance Plan
The Compensation Committee has adopted the Executive Severance Plan. The Executive Severance Plan provides for severance payments upon certain terminations of employment to our Named Executive Officers and other elected officers who are expected to make substantial contributions to our success and thereby provide for stability and continuity of operations.
The Executive Severance Plan provides that, if Avient terminates the employment of a Named Executive Officer for any reason other than Cause (as defined in the Executive Severance Plan), death or disability, then the Named Executive Officer will be entitled to receive:
•Salary continuation payments in an amount equal to two times the Named Executive Officer’s base salary;
•A payment in an amount equal to the Named Executive Officer’s annual bonus under the annual incentive program as earned for the year in which the separation occurs, provided that the 2025 Annual Incentive Program requires the Named Executive Officer to be employed by the Company on or after March 31, 2025 in order to receive such annual bonus;
•Reimbursement for the costs previously paid by us for continued coverage for two years in our medical, dental and vision plans, plus any taxes imposed as a result of such reimbursement; and
•Fees for outplacement benefits for a period of 12 months.
We do not have to make payments to Named Executive Officers under the Executive Severance Plan if they are entitled to receive payment under a Continuity Agreement discussed above. In addition, in order to receive payments under the Executive Severance Plan, the Named Executive Officer must execute a release of claims against us and is subject to confidentiality, non-compete, non-solicitation and non-disparagement covenants during the two-year severance period.
Long-Term Incentive Awards
Each of the grant agreements evidencing outstanding awards of RSUs, SARs, cash-settled performance units and performance shares provides that the vesting of such award will accelerate upon a change of control. In the event of a change of control, cash-settled performance units for which all performance periods are completed as of December 31, 2025 are valued at actual attainment, and cash-settled performance units for which all performance periods are not completed as of December 31, 2025 are valued at target attainment. For this purpose, a “change of control” is defined in the applicable equity compensation plan. In the 2026 grant
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agreements evidencing outstanding awards of RSUs and cash-settled performance units, the Company has adopted a double-trigger approach to change of control scenarios. In certain circumstances, awards will generally vest upon a qualifying termination without cause or a termination by the executive for good reason that occurs following a change of control unless a replacement award is not provided in connection with such change of control, in which case the awards will vest upon the change of control, as further described in the award agreements. Additional description of the 2026 award agreements will be provided in the Company's 2027 proxy statement.
The grant agreements also provide for prorated vesting upon death, disability and retirement, as those terms are defined in the grant agreements. In the case of such prorated vesting, cash-settled performance units are generally valued based on actual performance for the applicable performance period (which, for performance periods that were not completed as of December 31, 2025, we have assumed to be target performance for purposes of the table below). Also in the case of such prorated vesting, SARs generally only vest if the performance hurdles have been met as of the date of death, disability or retirement, except that SARs granted in 2018 and later remain eligible to vest if the performance hurdles are satisfied after such termination event.
Retirement Benefits
The Avient Supplemental Retirement Benefit Plan that is made available to all of our Named Executive Officers in the United States and the RRSP that is made available to Mr. Moh have provisions relating to the termination of employment with Avient. These payments are described more fully in the disclosure provided in the “2025 Nonqualified Deferred Compensation” and “Other Aspects of Our Compensation Programs” sections of this proxy statement.
Payments and Benefits Upon Termination—as of the End of Fiscal Year 2025
The following table summarizes the amounts payable to the continuing Named Executive Officers upon termination under specified circumstances or upon a change of control. The data below assumes that each triggering event listed in the tables occurred on December 31, 2025 and that the stock price for our common shares was $31.24, the closing stock price of our common shares on December 31, 2025.

Name	Benefits and Payments	Voluntary Termination ($)	Retirement(1) ($)	Disability ($)	Death ($)	Involuntary Termination With Cause ($)	Involuntary Termination Without Cause ($)	Termination Without Cause or for Good Reason Following a Change of Control ($)
A.K. Khandpur	Cash Severance Benefit (2)(7)	—	—	—	—	—	3,053,777	7,832,424
	Annual Incentive for Year of Termination	—	—	753,777	753,777	—	—	—
	Cash-Settled Performance Units (3)	—	—	2,132,752	2,132,752	—	—	5,022,300
	Restricted Stock Units (4)	—	—	2,572,051	2,572,051	—	—	5,479,340
	Unexercisable Stock Options/SARs (4)	—	—	—	—	—	—	—
	Health and Welfare Benefits (5)	—	—	—	—	—	51,648	77,473
	Financial Planning Services (6)	—	—	—	—	—	—	10,000
	Outplacement Benefits	—	—	—	—	—	12,000	—
	Lump Sum for Defined Contribution Plans	—	—	—	—	—	—	341,869
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Name	Benefits and Payments	Voluntary Termination ($)	Retirement(1) ($)	Disability ($)	Death ($)	Involuntary Termination With Cause ($)	Involuntary Termination Without Cause ($)	Termination Without Cause or for Good Reason Following a Change of Control ($)
J.A. Beggs	Cash Severance Benefit (2)(7)	—	—	—	—	—	1,477,904	2,162,110
	Annual Incentive for Year of Termination	—	—	237,904	237,904	—	—	—
	Cash-Settled Performance Units (3)	—	—	501,577	501,577	—	—	1,057,188
	Restricted Stock Units (4)	—	—	547,138	547,138	—	—	915,551
	Unexercisable Stock Options/SARs (4)	—	—	—	—	—	—	—
	Health and Welfare Benefits (5)	—	—	—	—	—	19,167	19,167
	Financial Planning Services (6)	—	—	—	—	—	—	10,000
	Outplacement Benefits	—	—	—	—	—	12,000	—
	Lump Sum for Defined Contribution Plans	—	—	—	—	—	—	91,091
W.K. Moh	Cash Severance Benefit (2)(7)	—	—	—	—	—	1,123,243	1,716,774
	Annual Incentive for Year of Termination	—	—	83,243	83,243	—	—	—
	Cash-Settled Performance Units (3)	—	—	299,911	299,911	—	—	660,992
	Restricted Stock Units (4)	—	—	300,185	300,185	—	—	531,018
	Unexercisable Stock Options/SARs (4)	—	—	—	—	—	—	—
	Health and Welfare Benefits (5)	—	—	—	—	—	28,944	28,944
	Financial Planning Services (6)	—	—	—	—	—	—	10,000
	Outplacement Benefits	—	—	—	—	—	12,000	—
	Lump Sum for Defined Contribution Plans	—	—	—	—	—	—	288,059
D.N. Schneider	Cash Severance Benefit (2)(7)	—	—	—	—	—	927,902	1,070,136
	Annual Incentive for Year of Termination	—	—	27,902	27,902	—	—	—
	Cash-Settled Performance Units (3)	—	—	—	—	—	—	—
	Restricted Stock Units (4)	—	—	64,386	64,386	—	—	635,515
	Unexercisable Stock Options/SARs (4)	—	—	—	—	—	—	—
	Health and Welfare Benefits (5)	—	—	—	—	—	116,519	116,519
	Financial Planning Services (6)	—	—	—	—	—	—	10,000
	Outplacement Benefits	—	—	—	—	—	12,000	—
	Lump Sum for Defined Contribution Plans	—	—	—	—	—	—	—
(1) Retirement is defined as the executive’s attainment of age 55 with ten years of service or age 58 with five years of service.
(2) Cash severance benefits are payable (a) in the event of an involuntary termination without cause, under the Executive Severance Plan or (b) in the event of an involuntary termination following a change of control, under the Continuity Agreement.
(3) Cash-settled performance units granted in 2025 and 2024 reflect a prorated target amount in cases of retirement, disability or death. For cash-settled performance units granted in 2023, awards reflect actual performance. In the case of involuntary termination following a change of control, awards granted in 2025 and 2024 reflect the full value award at target.
(4) RSUs granted in 2025, 2024 and 2023 reflect a prorated amount of the award in cases of retirement, disability or death. In the case of involuntary termination following a change of control, all of these RSU awards reflect their full value. The table reflects a value of $0 for the SAR awards, as the grant price for all unvested SAR awards exceeds the December 31, 2025 closing stock price.
(5) Continuation of health and welfare benefits, or comparable benefits, are provided under the Executive Severance Plan in the event of an involuntary termination without cause or the Continuity Agreement in the event of an involuntary termination following a change of control.
(6) Continuation of financial planning benefits is provided under the terms of the Continuity Agreements.
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(7) Severance benefits will either be reduced in the event that an excise tax would be imposed under Code Section 280G in an amount sufficient to eliminate the excise tax, or not reduced if it is determined that the best net treatment would be for such Named Executive Officers to pay any excise tax due.
(8) Messrs. Rathbun and Midea are not included in this table, as they separated from the Company on February 21, 2025 and December 31, 2025, respectively.
Executive Departure Compensation
In connection with Mr. Midea's retirement on December 31, 2025, he was entitled to retain his vested equity awards and receive pro-rated vesting of his outstanding equity awards (governed by the standard terms of each award), and received certain other benefits accrued and vested under the standard terms and conditions of the plans in which he participated. See the “2025 Nonqualified Deferred Compensation” section of this proxy statement for more information.
Further, on February 21, 2025, Mr. Rathbun’s service to the Company was terminated without cause due to the Company’s change in strategic direction, which no longer requires the officer role in which he was serving. In connection with this departure, Mr. Rathbun received (in exchange for a release of claims and continued compliance with applicable restrictive covenants): (1) salary continuation payments of approximately $1,128,206 (including $28,206 in earned but unused vacation); (2) reimbursement (plus tax gross-up) for two years of continued health coverage under our plans in which he participated at the time of his termination; and (3) 12 months of outplacement benefits. Further, in recognition of Mr. Rathbun's contributions to the Company, and in exchange for an extension of Mr. Rathbun’s post-employment non-competition and non-solicitation covenants for an additional year, plus his commitment to provide consulting support to the Company, the Compensation Committee approved pro-rata, modified vesting of his outstanding RSUs, in accordance with the other terms of such awards, upon his departure. The intrinsic value of such modified RSUs is approximately $318,298.
CEO Pay Ratio Disclosure
The SEC has adopted rules requiring annual disclosure of the ratio of the median employee’s annual total compensation to the annual total compensation of the CEO.
CEO (Khandpur) Annual Total Compensation for 2025 - $5,818,257
Median Employee Annual Total Compensation for 2025 - $68,829
Ratio of CEO (Khandpur) to Median Employee Annual Total Compensation for 2025 - 85:1
How the Median Employee was Determined
In determining the median employee, we used a consistently applied compensation measure (“CACM”) for all employees (other than the CEO) included in the determination. Our CACM was annual salary plus annual target cash incentive. To determine the median employee, all global employees as of December 31, 2025 were evaluated. This group of employees did not include any independent contractors or workers who provided leased services, and did not exclude any employees of businesses acquired by us or combined with us. Further, we did not utilize any statistical sampling or cost-of-living adjustments for purposes of determining our median employee. A portion of our employee workforce (full-time and part-time) identified above worked for less than the full fiscal year due to commencing employment after January 1, 2025. In determining the median employee, we annualized the total compensation for such individuals by extending their base wages over the full annual period but avoided creating full-time equivalencies.
The global employee evaluation focused on each employee’s annual salary and annual target cash incentive for the period January 1, 2025 to December 31, 2025. Annual salary for employees outside of the United States was
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converted to United States Dollars by applying the applicable exchange rates in effect on December 31, 2025. The annual salary and annual target cash incentive amounts were then added together to determine each employee’s CACM. Using this methodology, we determined that our median employee for 2025 was a full-time employee working at a manufacturing facility in Phoenix, Arizona and the stated Median Employee Annual Total Compensation set forth above is the sum of such employee's actual 2025 annual salary and actual 2025 annual cash incentive amount. We note that, due to our permitted use of reasonable estimates and assumptions in preparing this pay ratio disclosure, the disclosure may involve a degree of imprecision, and thus this pay ratio disclosure is a reasonable estimate calculated in a manner consistent with Item 402(u) of Regulation S-K using the data and assumptions described above.
Pay Versus Performance Disclosure
We are providing the following information about compensation for our Named Executive Officers serving during each of 2021, 2022, 2023, 2024 and 2025 (each, a “Covered Year”), as well as results for certain elements of financial performance during those same Covered Years.
We have consistently over the Covered Years linked our Named Executive Officers’ variable incentive compensation to financial and operational performance measures that help us achieve our pay for performance philosophy, which is to: (1) reward employees for generating consistent improvement in Company performance; (2) align compensation with the interests of our shareholders with the ultimate goal of improving long-term shareholder value; and (3) attract, motivate and retain talented executives.
More specifically, we design executive compensation to be linked to Company operating performance (including results against both our long-term and short-term growth targets) and return to shareholders over time. The following Tabular List provides what we believe represent the most important financial performance measures we used to link compensation for our Principal Executive Officer (“PEO”) and non-PEO Named Executive Officers for fiscal 2025 to our performance:

Tabular List
Financial Performance Measures	Adjusted Earnings per Share
Company Stock Price
Relative Total Shareholder Return
Adjusted Operating Income
Revenue Growth
Adjusted Operating Cash Flow
Non-Financial Performance Measures	Sustainability Metrics

In our long-term incentive program, we tie three-year achievement of cash settled performance units to adjusted EPS and therefore, our company selected measure for purposes of this pay for performance disclosure is annual adjusted EPS, and we have included it in the Pay Versus Performance (“PVP”) Table below.
The PVP Table provides information about compensation, including “compensation actually paid” (or “CAP”), for our Named Executive Officers serving during each Covered Year, as well as results for the following external financial metrics during those same Covered Years: our total shareholder return (“TSR”) results; Peer Group (as defined below) TSR results; and GAAP net income results. The PVP Table also contains information on the relationship between Named Executive Officer pay and our Company-selected financial performance measure for the PVP Table, adjusted EPS. For 2025, we view adjusted EPS to be the most important metric for implementation of our pay for performance philosophy.
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Pay Versus Performance(1)
Year (a)	Summary Compensation Table (“SCT”) Total for First PEO (b)	SCT Total for Second PEO (b)	Compensation Actually Paid (“CAP”) to First PEO (c)(2)	CAP to Second PEO (c)(2)	Average SCT Total for Non-PEO Named Executive Officers (d)	Average CAP to Non-PEO Named Executive Officers (e)(2)	Value of Initial Fixed $100 Investment		Net Income ($mm) (h)	Adjusted Earnings per Share (“EPS”) (i)(5)
							Total Share-holder Return (f)(3)	Peer Group Total Share-holder Return (g)(4)
2025	—	5,818,257	—	3,182,520	1,414,604	922,893	87.52	100.3	83.6	2.82
2024	—	6,903,295	—	7,135,548	2,215,132	1,998,654	111.02	114.78	170.7	2.66
2023	8,827,721	6,551,512	11,369,504	7,405,972	1,928,200	2,212,634	110.33	125.09	76.2	2.36
2022	9,046,852	—	621,952	—	1,648,896	585,793	87.31	108.84	703.4	2.69
2021	9,382,531	—	17,199,415	—	1,805,998	2,658,967	141.33	126.56	230.6	2.68

(1) Robert M. Patterson was our principal executive officer (“First PEO”) for the full year for each of 2022 and 2021. For 2023, Mr. Patterson was our First PEO from January 1 - December 1. Dr. Ashish Khandpur was our principal executive officer (“Second PEO”) from December 1, 2023 - December 31, 2023 and for all of 2024 and 2025. For 2025, our non-PEO named executive officers were Jamie A. Beggs, Woon Keat Moh, M. John Midea, David N. Schneider, and Joel R. Rathbun. For 2024, our non-PEO named executive officers were Jamie A. Beggs, Joel R. Rathbun, Amy M. Sanders, Christopher L. Pederson, and Michael A. Garratt. For 2023, 2022 and 2021, our non-PEO named executive officers were Jamie A. Beggs, Michael A. Garratt, Lisa K. Kunkle, and Joel R. Rathbun.
(2) For 2025, in determining both the CAP to our PEO and the average CAP to our non-PEO named executive officers for purposes of this PVP Table, we deducted from or added back to the total amounts of compensation reported in columns (b) or (d), as applicable, the following amounts. Please note that, while similar adjustment information was provided in our 2025 proxy statement for Covered Year 2024, in our 2024 proxy statement for Covered Year 2023, and in our 2023 Proxy Statement for Covered Years 2021 and 2022, under applicable SEC guidance, repeating such adjustment information is not required in this proxy statement because in our view it is not material to our stockholders’ understanding of the information reported in the table above for 2025 or the relationships disclosure provided below:

Item and Value Added (Deducted)	2025 ($)
For Ashish K. Khandpur, as Second PEO - Summary Compensation Table Total	5,818,257
- SCT “Stock Awards” column value	(3,763,159)
- SCT “Option Awards” column value	—
+ year-end fair value of outstanding equity awards granted in Covered Year	2,879,510
+/- change in fair value (from prior year-end to Covered Year-end) of outstanding equity awards granted in prior years	(1,472,794)
+/- change in fair value (from prior year-end to vesting date) of prior-year equity awards vested in Covered Year	(279,294)
- prior year-end fair value of outstanding equity awards granted in prior year that failed to meet applicable vesting conditions in Covered Year	—
Total additions/deductions	(2,635,737)
Total Second PEO CAP	3,182,520
For Non-PEO Named Executive Officers - Summary Compensation Table Total (Average)	1,414,604
- SCT “Stock Awards” column value	(488,438)
- SCT “Option Awards” column value	—
+ year-end fair value of outstanding equity awards granted in Covered Year	396,823
+/- change in fair value (from prior year-end to Covered Year-end) of outstanding equity awards granted in prior years	(188,211)
+/- change in fair value (from prior year-end to vesting date) of prior-year equity awards vested in Covered Year	11,350
- prior year-end fair value of outstanding equity awards granted in prior year that failed to meet applicable vesting conditions in Covered Year	(223,235)
Total additions/deductions	(491,711)
Total Average Non-PEO CAP	922,893

(3) For each Covered Year, our total shareholder return was calculated as the yearly percentage change in our cumulative total shareholder return on our common stock, par value $0.01 per share, measured as the quotient of (a) the sum of (i) the cumulative amount of dividends for a period beginning with our closing price on the New York Stock Exchange (“NYSE”) on December 31, 2020 through and including the last day of the Covered Year (each one-year, two-year, three-year, four-year and five-year period, a “Measurement Period”), assuming dividend reinvestment, plus (ii) the difference between our closing stock price at the end versus the beginning of the Measurement Period, divided by (b) our closing stock price at the beginning of the Measurement Period. Each of these yearly percentage changes was then applied to a deemed fixed investment of $100 at the beginning of the Measurement Period to produce the Covered Year-end values of such investment as of the end of 2025, 2024, 2023, 2022 and 2021, as applicable. Because Covered Years are presented in the table in reverse chronological order (from top to bottom), the table should be read from bottom to top for purposes of understanding cumulative returns over time.
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(4) For purposes of this pay versus performance disclosure, our peer group is the S&P 400 Chemicals index (the “Peer Group”). For each Covered Year, our peer group cumulative total shareholder return was calculated based on a deemed fixed investment of $100 through the Measurement Period, assuming dividend reinvestment.
(5) Adjusted EPS is calculated as net income, adjusted for special items (as noted in Appendix A), divided by weighted-average diluted shares.
Descriptions of Relationships Between CAP and Certain Financial Performance Measure Results
The following charts provide, across the Covered Years, a description of the relationships between (1) our cumulative TSR and the cumulative TSR for the Peer Group reflected in the PVP Table above, (2) PEO CAP (for the First PEO and the Second PEO) and the financial performance measures results for TSR, net income, and adjusted EPS as set forth in the PVP Table above, and (3) non-PEO named executive officer average CAP and the financial performance measures results for TSR, net income, and adjusted EPS as set forth in the PVP Table above.
As is reflected below, and unless otherwise explained below, Company performance was generally in line with PEO CAP and non-PEO named executive officer average CAP trends from year to year (as applicable), and we believe that the relationships below demonstrate that our Named Executive Officer compensation is commensurate with performance over the Covered Years.
Net Income versus Compensation Actually Paid

First PEO	Second PEO	Average Non-PEO Named Executive Officer	Net Income
Net Income versus Compensation Actually Paid. Net income includes the income from discontinued operations, and for 2022 includes a one time $550 million gain on the sale of our Distribution business. Therefore, in 2022, net income is not heavily correlated with named executive officer compensation because this gain is not reflective of the underlying performance of the Company.

PROXY STATEMENT 2026 | Annual Meeting of Shareholders 79

EXECUTIVE COMPENSATION
Total Shareholder Return versus Compensation Actually Paid

First PEO	Second PEO	Average Non-PEO Named Executive Officer	Company TSR	Peer Group TSR
Total Shareholder Return versus Compensation Actually Paid. Named executive officer compensation moved generally in tandem with both improving and declining TSR results over the Covered Years.
Adjusted EPS versus Compensation Actually Paid

First PEO	Second PEO	Average Non-PEO Named Executive Officer	Adjusted EPS
Adjusted EPS versus Compensation Actually Paid. Named executive officer compensation has either tracked or, in the case of 2022 and 2025, significantly lagged our performance as compared to adjusted EPS over the Covered Years.
PROXY STATEMENT 2026 | Annual Meeting of Shareholders 80

EXECUTIVE COMPENSATION
Compensation Committee Interlocks and Insider Participation
From January 2025 to May 2025, Robert E. Abernathy, Richard H. Fearon, Ernest Nicolas, Kerry J. Preete, and William A. Wulfsohn served on the Compensation Committee. From May 2025 to December 2025, Robert E. Abernathy, Richard H. Fearon, Gregory J. Goff, Sandra B. Lin, Kim Ann Mink, and Kerry J. Preete served on the Compensation Committee. None of our executive officers was a member of the Board of Directors or compensation committee of any other company where the relationship would be construed to constitute a committee interlock within the meaning of the rules of the SEC during 2025.
Risk Assessment of the Compensation Programs
As part of the Compensation Committee’s annual governance process, in October 2025 we conducted a formal assessment of our compensation programs to help confirm that they do not create risks that are reasonably likely to have a material adverse effect on Avient. With guidance from the Consultant, our Internal Audit and Human Resources groups completed the initial risk assessment of our compensation programs, including those that extend beyond the executive officers. The assessment was reviewed by our legal department and the Consultant, with these groups providing additional analysis and validation of the results. The results of the compensation risk assessment were presented to the Compensation Committee at its October 2025 meeting. The areas we considered in determining that our compensation programs do not pose a material risk to Avient included our:

Compensation Philosophy	Payout Curves	Clawback Policy
Compensation Plan Design	Weightings of Incentive Plan Measures	Anti-Hedging/Anti-Pledging Policies
Balanced Pay Mix	Compensation Plan Governance and Oversight	Stock Ownership Requirements
Timing on Incentive Payouts	Selection of Performance Measures	Pay-for-Performance Validation
As a result of the assessment, the Compensation Committee concluded that our compensation structures are appropriate and no material risks were identified.
Compensation Committee Report
The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis set forth in this proxy statement with management. Based on this review and discussion, the Compensation Committee has recommended to the Board the inclusion of the Compensation Discussion and Analysis in this proxy statement, which is incorporated by reference in Avient’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025.
The Compensation Committee of the Board of Directors
Robert E. Abernathy
Richard H. Fearon
Gregory J. Goff
Sandra B. Lin
Kim Ann Mink
Kerry J. Preete, Chair

PROXY STATEMENT 2026 | Annual Meeting of Shareholders 81

MISCELLANEOUS
Miscellaneous Provisions
Internet Availability of Proxy Materials
In accordance with rules and regulations adopted by the Securities and Exchange Commission, we may furnish proxy materials by providing internet access to those documents, instead of mailing a printed copy of our proxy materials to each shareholder. The Notice of Internet Availability of Proxy Materials contains instructions on how to access our proxy materials and vote online, or alternatively, request a paper copy of the proxy materials and a proxy card or voting instruction card.
Voting at the Meeting
Shareholders of record at the close of business on the Record Date, March 17, 2026, are entitled to vote at the Annual Meeting. On that date, a total of 91,710,167 common shares were outstanding. Each share is entitled to one vote.
The affirmative vote of a majority of the common shares represented and voting, in person (including virtually) or by proxy, at any meeting of shareholders at which a quorum is present is required for action by shareholders on any matter, unless the vote of a greater number of shares or voting by classes or series is required under Ohio law. Abstentions, withhold votes, and broker non-votes are tabulated in determining the votes present at a meeting for purposes of determining a quorum. Shareholders will not be entitled to dissenter’s rights with respect to any matter to be considered at the Annual Meeting.
Directors are elected by a plurality of the votes of shares present, in person (including virtually) or by proxy, and entitled to vote on the election of Directors at a meeting at which a quorum is present. A withhold vote or a broker non-vote with respect to a Director nominee will have no effect on the election of such Director nominee, as each withhold vote or broker non-vote would be one less vote in favor of a Director nominee whose election is subject to a plurality vote standard. Your broker or other nominee will not be able to vote your shares with respect to the election of Directors if you have not provided directions to your broker. We strongly encourage you to submit your proxy card and/or voting instruction card and exercise your right to vote as a shareholder. Holders of common shares have no cumulative voting rights. If any of the nominees listed in the “Proposal 1 – Election of Eleven Director Nominees to Our Board of Directors” section of this proxy statement becomes unable or declines to serve as a Director, each properly signed proxy card will be voted for another person recommended by the Board. However, we have no reason to believe that this will occur.
The affirmative vote of holders of at least a majority of the shares cast, in person (including virtually) or by proxy, is the applicable vote standard for Proposal 2. However, because the vote to approve Named Executive Officer compensation is advisory, there are technically no minimum vote requirements for this proposal. If there are a significant number of negative votes on the approval of Named Executive Officer compensation, we will seek to understand the concerns that influence the votes and expect to address them in making future decisions about our executive compensation programs. An abstention or broker non-vote will have no effect on this proposal as the abstention or broker non-vote will not be counted in determining the number of votes cast.
The affirmative vote of holders of at least a majority of the shares cast, in person (including virtually) or by proxy, is necessary for the ratification of the appointment of EY as our independent registered public accounting firm for the fiscal year ended December 31, 2026. Because the proposal to ratify the appointment of EY is considered “routine,” your broker or other nominee will be able to vote your shares with respect to this proposal without your instructions. An abstention will have no effect on this proposal as the abstention will not be counted in determining the number of votes cast.
PROXY STATEMENT 2026 | Annual Meeting of Shareholders 82

MISCELLANEOUS
We know of no other matters that will be presented at the Annual Meeting; however, if other matters do properly come before the Annual Meeting, the persons named in the proxy card will vote on these matters in accordance with their best judgment.
Revoking a Proxy
If you are a shareholder of record, you may revoke your proxy before it is voted by: (i) sending a written notice to our Secretary bearing a later date than the previously delivered proxy, stating that you revoke your proxy; (ii) mailing a completed and signed proxy card bearing a later date than the previously delivered proxy; (iii) voting by telephone or internet at a later date than the previously delivered proxy; or (iv) participating in the Annual Meeting and voting electronically online during the Annual Meeting.
Persons entitled to direct the vote of shares held by the Avient Retirement Savings Plan may revoke their proxy and voting instruction card before the trustee votes the shares held by it by giving notice in writing to the trustee. If you hold your shares through a bank, broker or other nominee, you must follow the instructions found on your voting instruction card, or contact your bank, broker or other nominee in order to revoke your previously delivered proxy, or participate in the Annual Meeting and vote electronically online during the Annual Meeting.
Shareholder Proposals
Any shareholder who wishes to submit a proposal in accordance with Rule 14a-8 promulgated under the Exchange Act to be considered for inclusion in next year’s proxy statement should send the proposal to us, addressed to the Secretary, so that it is received on or before November 27, 2026. We suggest that all proposals be sent by certified mail, return receipt requested.
Additionally, a shareholder may submit a proposal, including the nomination of Directors, for consideration at the 2027 Annual Meeting, but not for inclusion in next year’s proxy statement, if the shareholder gives timely written notice of such proposal in accordance with Regulation 8(c) or Regulation 12(b), as applicable, of our Regulations. In general, Regulation 8(c) and Regulation 12(b) provide that, to be timely, a shareholder’s notice must be delivered to or mailed and received by the Secretary at our principal executive offices not less than 90 nor more than 120 calendar days prior to the first anniversary of the date on which we first mailed our proxy materials for the preceding year’s Annual Meeting. If the date of the 2027 Annual Meeting is delayed by more than 60 calendar days after the anniversary of the Annual Meeting, then a shareholder’s notice must be delivered to our principal executive offices not later than the close of business on the later of the 90th calendar day prior to the 2027 Annual Meeting or the 10th calendar day following the day on which public announcement of the date of the 2027 Annual Meeting is first made.
Our proxy materials for the Annual Meeting will be released to shareholders beginning March 27, 2026. Ninety days prior to the first anniversary of this date will be December 27, 2026, and 120 days prior to the first anniversary of this date will be November 27, 2026. Our proxies for the 2027 Annual Meeting will confer discretionary authority to vote on any matter if we do not receive timely written notice of such matter in accordance with Regulation 8(c) or Regulation 12(b), as applicable. For business to be properly requested by a shareholder to be brought before the 2027 Annual Meeting, in addition to complying with the timeliness requirements set forth above, the shareholder must comply with all of the requirements of Regulation 8(c) or Regulation 12(b), as applicable, including, without limitation, with respect to the nomination of a director, a statement whether such shareholder intends to solicit the holders of shares representing at least 67% of the voting power of the Company's shares entitled to vote on the election of directors in support of director nominees other than Avient's nominees.

PROXY STATEMENT 2026 | Annual Meeting of Shareholders 83

MISCELLANEOUS
Proxy Solicitation
Avient is making this proxy solicitation and will bear the expense of preparing, printing and mailing this notice and proxy statement. In addition to requesting proxies by mail, our officers and regular employees may request proxies by telephone or in person. We will ask custodians, nominees, and fiduciaries to send proxy material to beneficial owners in order to obtain voting instructions. We will, upon request, reimburse them for their reasonable expenses for mailing the proxy material.
We are providing our Annual Report to Shareholders, including consolidated financial statements for the year ended December 31, 2025, to shareholders of record with this proxy statement.
We will furnish without charge to each person from whom a proxy is being solicited, upon written request of any such person, a copy of the Annual Report on Form 10-K of the Company for the fiscal year ended December 31, 2025, as filed with the SEC, including the financial statements and schedules thereto. Requests for copies of such Annual Report on Form 10-K should be directed to: Avient Corporation, 33587 Walker Road, Avon Lake, Ohio 44012, Attention: Secretary.
Householding of Proxy Materials
The Securities and Exchange Commission has adopted rules that permit companies and intermediaries, such as brokers, to satisfy delivery requirements for proxy statements with respect to two or more shareholders sharing the same address and the same last name by delivering a single proxy statement addressed to those shareholders. This process, which is commonly referred to as “householding,” potentially provides extra convenience for shareholders and cost savings for companies. Avient and some brokers household proxy materials, delivering a single proxy statement to multiple shareholders sharing an address unless contrary instructions have been received from the affected shareholders.
Once shareholders have received notice from their broker or Avient that materials will be sent in the householding manner to the shareholder’s address, householding will continue until otherwise notified or until the shareholder revokes such consent. If, at any time, shareholders no longer wish to participate in householding and would prefer to receive separate proxy statements, they should notify their broker if their shares are held in a brokerage account, or Avient if they hold registered shares.
Avient will deliver promptly upon written or oral request a separate copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2025, proxy statement or Notice of Internet Availability of Proxy Materials, as applicable, to a shareholder at a shared address to which a single copy of the documents was delivered. To request the start or end of householding, shareholders should notify their broker or Avient. Any such written notice directed to Avient should be addressed to Equiniti Trust Company, LLC, 1110 Centre Pointe Curve, Suite 101, Mendota Heights, MN 55120 or oral notice may be given by calling +1-855-598-2615:
•to receive a separate copy of the Annual Report on Form 10-K for the fiscal year ended December 31, 2025, proxy statement or Notice of Internet Availability of Proxy Materials for the Annual Meeting;
•to receive separate copies of those materials for future meetings; or
•if the shareholder shares an address and wishes to request delivery of a single copy of proxy materials, rather than receiving multiple copies.
For the Board of Directors
Avient Corporation
Amy M. Sanders
Senior Vice President, General Counsel, Secretary and Corporate Ethics Officer
March 27, 2026

PROXY STATEMENT 2026 | Annual Meeting of Shareholders 84

Appendix A
Reconciliation of Non-GAAP Financial Measures (Unaudited)
(Dollars in millions, except per share data)
Senior management uses comparisons of adjusted net income from continuing operations attributable to Avient common shareholders and diluted adjusted earnings per share (EPS) from continuing operations attributable to Avient common shareholders, excluding special items, to assess performance and facilitate comparability of results.
Further, as a result of Avient's strategic shift to an innovator of materials solutions, it has completed several acquisitions and divestitures, which have resulted in a significant amount of intangible asset amortization. Management excludes intangible asset amortization from adjusted EPS as it believes excluding acquired intangible asset amortization is a useful measure of current period earnings per share.
Senior management believes these measures are useful to investors because they allow for comparison to Avient's performance in prior periods without the effect of items that, by their nature, tend to obscure Avient's operating results due to the potential variability across periods based on timing, frequency and magnitude. Non-GAAP financial measures have limitations as analytical tools and should not be considered in isolation from, or solely as alternatives to, financial measures prepared in accordance with GAAP.
Below is a reconciliation of these non-GAAP financial measures to their most directly comparable financial measures calculated and presented in accordance with GAAP.

		Year Ended December 31,
	2025	2024	2023	2022	2021
Net income from continuing operations attributable to Avient shareholders	$ 81.9	$ 169.5	$ 75.8	$ 82.8	$ 151.8
Special items, after tax(1)	116.4	15.9	79.3	116.2	50.0
Amortization expense, after-tax	60.7	59.5	61.5	49.0	44.9
Adjusted net income	$ 259.0	$ 244.9	$ 216.6	$ 248.0	$ 246.7
Diluted Shares	91.8	92.0	91.8	92.2	92.1
Adjusted EPS attributable to Avient common shareholders from continuing operations	$ 2.82	$ 2.66	$ 2.36	$ 2.69	$ 2.68

(1) Special items include charges related to specific strategic initiatives or financial restructuring such as: consolidation of operations; debt extinguishment costs; costs incurred directly in relation to acquisitions or divestitures; employee separation costs resulting from personnel reduction programs, plant realignment costs, executive separation agreements; asset impairments; settlement gains or losses and mark-to-market adjustments associated with actuarial gains and losses on pension and other post-retirement benefit plans; environmental remediation costs, fines, penalties and related insurance recoveries related to facilities no longer owned or closed in prior years; gains and losses on facility or property sales or disposals; results of litigation, fines or penalties, where such litigation (or action relating to the fines or penalties) arose prior to the commencement of the performance period; one-time, non-recurring items; and the effect of changes in accounting principles or other such laws or provisions affecting reported results. The tax benefit or expense on the foregoing special items, non-recurring income tax items and adjustments to uncertain tax position reserves and deferred income tax valuation allowances are also included.

Year Ended December 31, 2025
Reconciliation to Operating Income - Consolidated
Operating income - GAAP	$ 203.5
Special items in operating income	159.3
Foreign exchange impacts	(4.3)
Adjusted operating income	$ 358.5

Appendix A 85

Year Ended December 31, 2025
Reconciliation to Operating Income - SEM
Operating income - GAAP	$ 163.6
Foreign exchange impacts	(2.3)
Adjusted operating income	$ 161.3

Year Ended December 31, 2025
Reconciliation to Operating Income - CAI
Operating income - GAAP	$ 301.3
Foreign exchange impacts	(2.9)
Adjusted operating income	$ 298.4

Appendix A 86
Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLYTHIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. V85023-P45244 ! ! ! 01)&#9; Robert E. Abernathy 02)&#9; Richard H. Fearon 03)&#9; Neil Green 04)&#9; William R. Jellison 05)&#9; Ashish K. Khandpur 06)&#9; Sandra Beach Lin 07)&#9; Kim Ann Mink 08)&#9; Ernest Nicolas 09)&#9; Kerry J. Preete 10)&#9; Patricia Verduin 11)&#9; William A. Wulfsohn For All Withhold All For All Except For Against Abstain ! !! ! !! To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below. 2.&#9; Approval, on an advisory basis, of Named Executive Officer compensation. 3.&#9; Ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026. THIS PROXY AND VOTING INSTRUCTION CARD, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED AS THE BOARD RECOMMENDS. 1.&#9; Election of eleven director nominees to our Board of Directors. The Board of Directors recommends you vote FOR ALL nominees listed in Proposal 1 and FOR Proposals 2 and 3. AVIENT CORPORATION &#9; Nominees: Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. SCAN TO VIEW MATERIALS & VOTEw AVIENT CORPORATION 33587 WALKER ROAD AVON LAKE, OH 44012 VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time on May 13, 2026, or up until 11:59 P.M. Eastern Time on May 12, 2026 for shares held in the Avient Retirement Savings Plan. Have your proxy and voting instruction card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/AVNT2026 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time on May 13, 2026, or up until 11:59 P.M. Eastern Time on May 12, 2026 for shares held in the Avient Retirement Savings Plan. Have your proxy and voting instruction card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

V85024-P45244 Avient Corporation 2026 ANNUAL MEETING OF SHAREHOLDERS Thursday, May 14, 2026 9:00 a.m. Eastern Time Virtually via live webcast at www.virtualshareholdermeeting.com/AVNT2026 Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice, Proxy Statement, Proxy Card, and Annual Report are available at www.proxyvote.com. AVIENT CORPORATION This proxy and voting instruction card is solicited by the Board of Directors for use at and in connection with the Annual Meeting of Shareholders to be held on May 14, 2026. The shares of common stock held will be voted as you specify on the reverse side. If no choice is specified, this proxy and voting instruction card will be voted FOR ALL nominees listed in Proposal 1 and FOR Proposals 2 and 3. By signing this proxy and voting instruction card, you revoke all prior proxies and appoint Amy M. Sanders, Jamie A. Beggs, and Kristen A. Gajewski, and each of them, with full power of substitution, to vote the common shares of Avient Corporation, held of record on March 17, 2026, on the matters shown on the reverse side hereof and on any other matters that may come before the Annual Meeting of Shareholders and all adjournments or postponements. IMPORTANT NOTICE TO PARTICIPANTS IN THE AVIENT RETIREMENT SAVINGS PLAN: As a participant under the Avient Retirement Savings Plan (the "Plan"), Fidelity Management Trust Company, as Trustee of the Plan, has been requested to forward you important information concerning your rights as a participant in the Plan. The number of common shares you are eligible to direct the Trustee to vote is based on your balance in the Plan (based on your balance in the Avient Stock Fund) on March 17, 2026, the record date for the determination of shareholders eligible to vote at the Annual Meeting of Shareholders to be held on May 14, 2026. We encourage you to exercise your rights under the Plan. Please review the enclosed documents carefully before deciding how to direct the Trustee. Because the common shares in the Plan are registered in the name of the Trustee, you will not be able to direct the common shares attributable to your interest in the Plan electronically online during the Annual Meeting of Shareholders. To give a proper direction, you must vote by returning this completed proxy and voting instruction card, signed and dated, in the enclosed envelope or by following telephone or internet voting procedures set forth in this proxy and voting instruction card. Directions must be received by May 12, 2026. If you give a proper direction, the Trustee will vote the common shares attributable to your interest in the Plan as you direct, unless otherwise required by law. If you do not give a proper direction, the Trustee will vote the common shares attributable to your interest in the same proportion as the proper directions that the Trustee does receive, unless otherwise required by law. Directions received after May 12, 2026 will not be counted for common shares held in the Plan. Your direction to the Trustee is confidential and will not be disclosed unless required by law. As a participant under the Avient Retirement Savings Plan, I hereby direct Fidelity Management Trust Company as Trustee of the Avient Retirement Savings Plan to vote (electronically online during the Annual Meeting of Shareholders or by proxy), as designated on the reverse side, the whole number of common shares of Avient Corporation that are held by the Trustee and attributable to my interest in the Plan on March 17, 2026, and also a proportionate number of shares as of such date to which no directions have been received, at the Annual Meeting of Shareholders to be held on May 14, 2026. Address changes and comments can be directed to Avient's Investor Relations Department at investorrelations@avient.com See reverse for voting instructions.